FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207677-06

August 4, 2017

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,081,643,735

(Approximate Mortgage Pool Balance)

$930,213,000

(Offered Certificates)

GS Mortgage Securities Trust 2017-GS7

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2017-GS7

Goldman Sachs Mortgage Company

As Sponsor and Mortgage Loan Seller

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC
Lead Manager and Sole Bookrunner

Academy Securities		Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-207677) (the “Preliminary Prospectus”) anticipated to be dated August 4, 2017. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Fitch / KBRA / Moody’s)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAAsf / AAA(sf) / Aaa(sf)	$ 18,155,000	30.000%	[ ]%	(5)	2.87	09/17 – 06/22
Class A-2	AAAsf / AAA(sf) / Aaa(sf)	$ 56,176,000	30.000%	[ ]%	(5)	4.86	06/22 – 07/22
Class A-3	AAAsf / AAA(sf) / Aaa(sf)	$ 315,000,000	30.000%	[ ]%	(5)	9.66	03/27 – 05/27
Class A-4	AAAsf / AAA(sf) / Aaa(sf)	$ 340,612,000	30.000%	[ ]%	(5)	9.79	05/27 – 07/27
Class A-AB	AAAsf / AAA(sf) / Aaa(sf)	$ 27,207,000	30.000%	[ ]%	(5)	7.30	07/22 – 03/27
Class X-A	AAAsf / AAA(sf) / Aa1(sf)	$ 831,513,000(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-B	A-sf / AAA(sf) / NR	$ 98,700,000(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class A-S	AAAsf / AAA(sf) / Aa3(sf)	$ 74,363,000	23.125%	[ ]%	(5)	9.88	07/27 – 07/27
Class B	AA-sf / AA(sf) / NR	$ 47,322,000	18.750%	[ ]%	(5)	9.88	07/27 – 07/27
Class C	A-sf / A(sf) / NR	$ 51,378,000	14.000%	[ ]%	(5)	9.88	07/27 – 07/27

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Fitch / KBRA / Moody’s)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D	BBB+sf / A-(sf) / NR	$ 20,281,000	12.125%	[ ]%	(5)	9.88	07/27 – 07/27
Class X-D(8)	BBB-sf / BBB+(sf) / NR	$ 37,133,000(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class E(8)	BBB-sf / BBB+(sf) / NR	$ 16,852,000	10.567%	[ ]%	(5)	9.91	07/27 – 08/27
Class F-RR(8)	BBB-sf / BBB(sf) / NR	$ 21,005,000	8.625%	[ ]%	(5)	9.96	08/27 – 08/27
Class G-RR(8)	BB-sf / BB(sf) / NR	$ 27,042,000	6.125%	[ ]%	(5)	9.96	08/27 – 08/27
Class H-RR(8)	B-sf / B+(sf) / NR	$ 12,168,000	5.000%	[ ]%	(5)	9.96	08/27 – 08/27
Class J-RR(8)	NR / NR / NR	$ 54,082,734	0.000%	[ ]%	(5)	9.96	08/27 – 08/27
Class R(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Moody’s Investors Service, Inc. (“Moody’s” and together with Fitch and KBRA, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The related Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B and Class X-D certificates (collectively the “Class X certificates”), is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “principal balance certificates”), as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is equal to less than the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3 Class A-4 and Class A-AB certificates, are represented in the aggregate.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4,Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates will each generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(6)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related certificates”) indicated below.

Class	Related Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4,Class A-AB and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D and Class E certificates

(7)	The pass-through rate of each of the Class X certificates for any distribution date will equal the excess, if any, of (i) the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, over (ii) the pass-through rate (or the weighted average of the pass-through rates as applicable) of the related certificates for that distribution date, as described in the Preliminary Prospectus.

(8)	The initial certificate balance of each of the Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, and the initial notional amount of the Class X-D certificates, are subject to change based on final pricing of all certificates and the final determination of the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser to satisfy the sponsor’s U.S. risk retention requirements. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.

(9)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,081,643,735
Number of Mortgage Loans	32
Number of Mortgaged Properties	35
Average Cut-off Date Mortgage Loan Balance	$33,801,367
Weighted Average Mortgage Interest Rate	4.44440%
Weighted Average Remaining Term to Maturity (months)	115
Weighted Average Remaining Amortization Term (months)	359
Weighted Average Cut-off Date LTV Ratio(3)	57.4%
Weighted Average Maturity Date LTV Ratio(4)	53.3%
Weighted Average Underwritten Debt Service Coverage Ratio(5)	2.20x
Weighted Average Debt Yield on Underwritten NOI(6)	11.3%
% of Mortgage Loans with Mezzanine Debt(7)	30.9%
% of Mortgage Loans with Subordinate Debt(8)	16.4%
% of Mortgage Loans with Preferred Equity	14.5%
% of Mortgage Loans with Single Tenants	13.0%

(1)	Each of the twelve mortgage loans, representing approximately 62.0% of the initial pool balance, listed in the “Companion Loan Summary” table below has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 16.4% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Companion Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which, in certain cases, may reflect a portfolio premium valuation). With respect to three mortgage loans, representing approximately 13.7% of the initial pool balance, the Cut-off Date LTV Ratio was calculated using a hypothetical “as-is” appraised value assuming (i) an “as-is” appraised value plus related property improvement plan (“PIP”) costs, (ii) an “as-is” appraised value plus related PIP costs and capital improvement holdback or (iii) the Cut-off Date Balance of a mortgage loan less a reserve taken at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 58.9%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to nine mortgage loans, representing approximately 44.0% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, the respective Maturity Date LTV Ratios were calculated using an “as stabilized” or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 55.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(5)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to one mortgage loan, representing 5.5% of the initial pool balance, the respective Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF were calculated using the Cut-off Date Balance of a mortgage loan less the $10,000,000 earnout reserve taken at origination. The weighted average Debt Yield on Underwritten NOI and weighted average Debt Yield on Underwritten NCF for the mortgage pool without making this adjustment are 11.2% and 10.4%, respectively. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(7)	The 1999 Avenue of the Stars, Long Island Prime Portfolio - Uniondale, Long Island Prime Portfolio - Melville and Olympic Tower mortgage loans have additional existing subordinate mezzanine loans held by certain limited liability companies owned by certain individuals who also own an indirect interest in the borrowers. The 1999 Avenue of the Stars mezzanine loan has an outstanding principal balance of $71,120,923 made to the direct parent of the mezzanine borrower. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(8)	The 1999 Avenue of the Stars and Olympic Tower mortgage loans have one or more subordinate companion loans that are generally subordinate in right of payment to the respective related mortgage loans (the “1999 Avenue of the Stars Subordinate Companion Loans” and the “Olympic Tower Subordinate Companion Loans”). The 1999 Avenue of the Stars Subordinate Companion Loans, evidenced by note B-1, note B-2, note B-3 and note B-4, have an aggregate outstanding principal balance of $192,240,000 as of the Cut-off Date, and were sold to an unrelated third party investor. The Olympic Tower Subordinate Companion Loans, evidenced by note B-1, note B-2 and note B-3, have an aggregate outstanding principal balance of $149,000,000 as of the Cut-off Date, and were contributed to the OT 2017-OT securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman Sachs & Co. LLC
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,081,643,735
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of August 7, 2017
Closing Date:	August 24, 2017
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in August 2017 (or, in the case of any mortgage loan that has its first due date in September 2017, the date that would have been its due date in August 2017 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in September 2017

Distribution Date:	The 4th business day after the Determination Date, commencing in September 2017

Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	August 2050
Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to each class of Class X certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,081,643,734 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 32 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,081,643,735 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $33,801,367 and are secured by 35 mortgaged properties located throughout 14 states, the District of Columbia and the Cayman Islands

—	LTV: 57.4% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.20x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.3% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 35.3% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	19.6% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	15.6% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity

—	Hard Lockboxes: 75.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 22 mortgage loans representing 49.6% of the Initial Pool Balance

–	Insurance: 5 mortgage loans representing 16.7% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 23 mortgage loans representing 53.1% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 17 mortgage loans representing 47.3% of the portion of the Initial Pool Balance that is secured by office, mixed use and retail properties only

—	Predominantly Defeasance: 92.9% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 50.4% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 16.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (12.3% are anchored retail properties)

—	Mixed Use: 14.4% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Hospitality: 11.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Multifamily: 6.8% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■	Geographic Diversity: The 35 mortgaged properties are located throughout 14 states, the District of Columbia and the Cayman Islands, with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (29.0%), California (26.0%) and Texas (10.3%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	32	35	$1,081,643,735	100.0%
Total	32	35	$1,081,643,735	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Room	Cut-off Date Balance Per SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1999 Avenue of the Stars	$137,260,000	12.7%	Office	821,357	$283	3.84x	16.5%	27.1%
Long Island Prime Portfolio - Uniondale	85,000,000	7.9	Office	1,750,761	$113	2.49x	12.6%	61.9%
Lafayette Centre	80,250,000	7.4	Office	793,553	$306	2.27x	10.1%	60.1%
Loma Linda	80,000,000	7.4	Office	327,614	$389	2.56x	9.5%	59.3%
Long Island Prime Portfolio - Melville	72,300,000	6.7	Office	776,720	$155	2.98x	14.3%	58.5%
Marriott Quorum	62,938,187	5.8	Hospitality	547	$115,061	1.60x	12.7%	70.2%
5-15 West 125th Street	59,000,000	5.5	Mixed Use	119,341	$494	1.13x	6.6%	52.1%
Petco Corporate Headquarters	41,000,000	3.8	Office	257,040	$278	2.26x	9.9%	65.0%
Olympic Tower	40,000,000	3.7	Mixed Use	525,372	$1,163	2.70x	11.2%	32.2%
Pi’ilani Village	37,500,000	3.5	Retail	66,308	$566	1.93x	8.6%	59.5%
Top 10 Total / Wtd. Avg.	$695,248,187	64.3%				2.56x	11.9%	52.4%
Remaining Total / Wtd. Avg.	386,395,548	35.7				1.53x	10.1%	66.4%
Total / Wtd. Avg.	$1,081,643,735	100.0%				2.20x	11.3%	57.4%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
1999 Avenue of the Stars(2)	$137,260,000	12.7%	1	$95,500,000	$192,240,000	$425,000,000	GSMS 2017-GS6	Midland	Midland
Long Island Prime Portfolio - Uniondale	$85,000,000	7.9%	3	$112,950,000		$197,950,000	GSMS 2017-GS7	Wells	Rialto
Lafayette Centre	$80,250,000	7.4%	2	$162,750,000		$243,000,000	GSMS 2017-GS5	Midland	Rialto
Loma Linda	$80,000,000	7.4%	1	$47,500,000		$127,500,000	GSMS 2017-GS7	Wells	Rialto
Long Island Prime Portfolio - Melville	$72,300,000	6.7%	1	$48,200,000		$120,500,000	GSMS 2017-GS7	Wells	Rialto
Petco Corporate Headquarters	$41,000,000	3.8%	1	$30,500,000		$71,500,000	GSMS 2017-GS7	Wells	Rialto
Olympic Tower(3)	$40,000,000	3.7%	10	$571,000,000	$149,000,000	$760,000,000	OT 2017-OT	KeyBank	KeyBank
90 Fifth Avenue	$37,000,000	3.4%	2	$67,500,000		$104,500,000	GSMS 2017-GS7	Wells	Rialto
Marriott Grand Cayman	$34,966,615	3.2%	2	$44,957,076		$79,923,691	(4)	(4)	(4)
Shops at Boardman	$23,000,000	2.1%	1	$19,600,000		$42,600,000	GSMS 2017-GS7	Wells	Rialto
CH2M Global Headquarters	$20,000,000	1.8%	1	$60,000,000		$80,000,000	GSMS 2017-GS6	Midland	Midland
One West 34th Street(5)	$20,000,000	1.8%	3	$130,000,000		$150,000,000	BANK 2017-BNK4	Midland	Rialto

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan and senior in right of payment to any related subordinate companion loan.
(2)	The 1999 Avenue of the Stars mortgage loan has one pari passu companion loan with an outstanding principal balance of $95,500,000 and four subordinate companion loans with an aggregate outstanding principal balance of $192,240,000.
(3)	The Olympic Tower mortgage loan has 10 pari passu companion loans with an aggregate outstanding principal balance of $571,000,000 and three subordinate companion loans with an outstanding principal balance of $149,000,000.
(4)	The Marriott Grand Cayman mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $45,000,000. Both pari passu companion loans with an outstanding principal balance as of the Cut-off Date of $35,000,000 (note A-1) and $10,000,000 (note A-2) are currently held by Cantor Commercial Real Estate Lending L.P. (“CCRE”), and are expected to be contributed to one or more future securitization trusts. The Marriott Grand Cayman whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the note A-1 Marriott Grand Cayman companion loan held by CCRE, the Marriott Grand Cayman whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Marriott Grand Cayman whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.
(5)	The One West 34th Street mortgage loan has three pari passu companion loans with an aggregate outstanding principal balance of $130,000,000. One pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $60,000,000 was contributed to the BANK 2017-BNK4 securitization trust, one pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $30,000,000 was contributed to the UBS 2017-C1 securitization trust, and one pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 was contributed to the GSMS 2017-GS6 securitization trust.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio	Cut- off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR(1)
1999 Avenue of the Stars(2)	$137,260,000	$75,000,000	$500,000,000	4.1112%	27.1%	58.1%	3.84x	1.74x
Long Island Prime Portfolio - Uniondale	$85,000,000	$45,970,000	$243,920,000	4.4500%	61.9%	76.2%	2.49x	1.66x
Long Island Prime Portfolio – Melville	$72,300,000	$30,125,000	$150,625,000	4.4000%	58.5%	73.1%	2.98x	1.99x
Olympic Tower	$40,000,000	$240,000,000	$1,000,000,000	3.9539%	32.2%	52.6%	2.70x	1.55x

(1)	Calculated including the mezzanine debt.
(2)	The 1999 Avenue of the Stars mortgage loan has one $75,000,000 mezzanine loan that was sold to an unrelated third party. In addition to the mezzanine loan noted above, there is an existing subordinate mezzanine loan held by certain limited liability companies owned by certain individuals who also own an indirect interest in the borrower with an outstanding principal balance of $71,120,923 made to the direct parent of the mezzanine borrower. See “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Lafayette Centre	Washington	District of Columbia	Office	$80,250,000	7.4%	(3)
RXR Plaza	Uniondale	New York	Office	$50,604,951	4.7%	GSMS 2007-GG10
68 South Service Road	Melville	New York	Office	$35,100,000	3.2%	GCCFC 2007-GG9
Marriott Grand Cayman	Grand Cayman	Cayman Islands	Hospitality	$34,966,615	3.2%	WFRBS 2012-C9
Omni	Uniondale	New York	Office	$34,395,049	3.2%	GCCFC 2007-GG9
58 South Service Road	Melville	New York	Office	$29,820,000	2.8%	GCCFC 2007-GG9
Shops at Boardman	Boardman	Ohio	Retail	$23,000,000	2.1%	JPMCC 2007-CB19, JPMCC 2007-LD11
Balcones Woods Shopping Center	Austin	Texas	Retail	$19,752,203	1.8%	JPMCC 2007-LD12
Willow Bend Apartments	Houston	Texas	Multifamily	$14,800,000	1.4%	WFRBS 2012-C10
Greenville Avenue	Dallas	Texas	Office	$13,968,885	1.3%	JPMCC 2007-CB20
Adelanto Market Plaza	Adelanto	California	Retail	$12,000,000	1.1%	MLCFC 2007-7
Laguna Seca	Las Cruces	New Mexico	Retail	$11,000,000	1.0%	GCCFC 2007-GG11
48 South Service Road	Melville	New York	Office	$7,380,000	0.7%	GCCFC 2007-GG9
Quail Plaza	Albuquerque	New Mexico	Retail	$5,500,000	0.5%	GSMS 2007-GG10
Towne Centre Offices	Pittsburgh	Pennsylvania	Office	$4,550,000	0.4%	BSCMS 2007-PW17

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan seller.
(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.
(3)	The Lafayette Centre mortgaged property was included in the following transactions: BSCMS 2007-PW16, BACM 2007-2, MSC 2007-HQ12, MSC 2007-IQ14, WBCMT 2007-C31 and WBCMT 2007-C32.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	13	$545,551,226	50.4%	2.76x	53.1%	12.5%
General Suburban	9	243,491,226	22.5	2.40x	63.0%	12.1%
CBD	2	217,510,000	20.1	3.26x	39.3%	14.1%
Medical	2	84,550,000	7.8	2.51x	59.9%	9.6%
Retail	11	$181,912,203	16.8%	1.61x	68.7%	9.4%
Anchored	8	133,552,203	12.3	1.50x	71.4%	9.4%
Shadow Anchored	2	43,000,000	4.0	1.90x	60.5%	8.9%
Unanchored	1	5,360,000	0.5	1.81x	65.8%	13.3%
Mixed Use	4	$156,000,000	14.4%	1.62x	48.6%	7.7%
Office/Retail	3	97,000,000	9.0	1.92x	46.5%	8.3%
Retail/Office/Multifamily	1	59,000,000	5.5	1.13x	52.1%	6.6%
Hospitality - Full Service	3	$124,130,306	11.5%	1.73x	64.6%	14.4%
Multifamily	4	$74,050,000	6.8%	1.45x	68.5%	9.1%
Garden	3	69,050,000	6.4	1.39x	70.2%	8.8%
Senior Housing	1	5,000,000	0.5	2.29x	44.6%	14.2%
Total/Avg./Wtd.Avg.	35	$1,081,643,735	100.0%	2.20x	57.4%	11.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	9	$313,300,000	29.0%	$2,980,000,000	55.3%	$129,085,666	47.4%
California	5	281,260,000	26.0	1,217,500,000	22.6	59,721,568	21.9
Texas	4	111,459,274	10.3	149,750,000	2.8	12,571,042	4.6
District of Columbia	1	80,250,000	7.4	404,000,000	7.5	24,548,617	9.0
Florida	2	54,250,000	5.0	76,800,000	1.4	4,540,067	1.7
Ohio	2	40,500,000	3.7	80,300,000	1.5	5,340,019	2.0
Hawaii	1	37,500,000	3.5	63,000,000	1.2	3,223,171	1.2
Cayman Islands	1	34,966,615	3.2	142,000,000	2.6	12,882,616	4.7
Missouri	1	26,225,505	2.4	31,800,000	0.6	4,246,068	1.6
Colorado	2	25,360,000	2.3	130,350,000	2.4	8,004,814	2.9
Indiana	1	24,000,000	2.2	34,000,000	0.6	2,165,832	0.8
New Mexico	2	16,500,000	1.5	26,800,000	0.5	1,983,752	0.7
Montana	1	15,300,000	1.4	21,100,000	0.4	1,352,485	0.5
Michigan	1	11,222,341	1.0	15,000,000	0.3	1,323,564	0.5
Nevada	1	5,000,000	0.5	11,200,000	0.2	709,888	0.3
Pennsylvania	1	4,550,000	0.4	6,500,000	0.1	493,086	0.2
Total	35	$1,081,643,735	100.0%	$5,390,100,000	100.0%	$272,192,254	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIE (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,550,000 - 10,000,000	4	$20,410,000	1.9%
10,000,001 - 20,000,000	11	166,543,429	15.4
20,000,001 - 30,000,000	5	127,475,505	11.8
30,000,001 - 40,000,000	4	149,466,615	13.8
40,000,001 - 60,000,000	2	100,000,000	9.2
60,000,001 - 80,000,000	3	215,238,187	19.9
80,000,001 - 100,000,000	2	165,250,000	15.3
100,000,001 - 137,260,000	1	137,260,000	12.7
Total	32	$1,081,643,735	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.13 - 1.30	4	$108,268,885	10.0%
1.31 - 1.40	7	158,502,203	14.7
1.41 - 1.50	2	49,000,000	4.5
1.51 - 1.60	4	93,288,187	8.6
1.61 - 2.00	6	120,774,461	11.2
2.01 - 2.40	3	126,250,000	11.7
2.41 - 3.00	5	288,300,000	26.7
3.01 - 3.84	1	137,260,000	12.7
Total	32	$1,081,643,735	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	12	$700,310,000	64.7%
Interest Only, Then Amortizing(2)	14	212,260,000	19.6
Amortizing (30 Years)	6	169,073,735	15.6
Total	32	$1,081,643,735	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	17	$816,850,306	75.5%
Springing	13	210,543,429	19.5
Soft	2	54,250,000	5.0
Total	32	$1,081,643,735	100.0%
Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
27.1 - 30.0	1	$137,260,000	12.7%
30.1 - 40.0	1	40,000,000	3.7
40.1 - 50.0	1	5,000,000	0.5
50.1 - 60.0	8	351,766,615	32.5
60.1 - 65.0	4	232,475,505	21.5
65.1 - 70.0	6	62,210,000	5.8
70.1 - 75.3	11	252,931,615	23.4
Total	32	$1,081,643,735	100.0%
(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.0 - 30.0	1	$137,260,000	12.7%
30.1 - 40.0	1	40,000,000	3.7
40.1 - 50.0	3	66,192,120	6.1
50.1 - 55.0	3	119,938,187	11.1
55.1 - 60.0	9	377,302,203	34.9
60.1 - 65.0	13	315,982,341	29.2
65.1 - 68.8	2	24,968,885	2.3
Total	32	$1,081,643,735	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	23	$617,610,044	57.1%
Acquisition	8	326,773,691	30.2
Recapitalization	1	137,260,000	12.7
Total	32	$1,081,643,735	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.590 - 4.000	2	$120,000,000	11.1%
4.001 - 4.250	6	280,010,000	25.9
4.251 - 4.500	8	365,050,000	33.7
4.501 - 4.750	8	120,324,544	11.1
4.751 - 5.000	4	58,160,000	5.4
5.001 - 5.537	4	138,099,191	12.8
Total	32	$1,081,643,735	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIE (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.8 - 7.0	3	$116,000,000	10.7%
7.1 - 9.0	9	197,518,885	18.3
9.1 - 10.0	4	160,752,203	14.9
10.1 - 11.0	5	116,100,000	10.7
11.1 - 12.0	2	51,222,341	4.7
12.1 - 13.0	3	158,938,187	14.7
13.1 - 16.0	3	82,660,000	7.6
16.1 - 16.5	3	198,452,120	18.3
Total	32	$1,081,643,735	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.4 - 7.0	3	$116,000,000	10.7%
7.1 - 8.0	1	30,000,000	2.8
8.1 - 9.0	10	207,271,088	19.2
9.1 - 10.0	6	231,600,000	21.4
10.1 - 11.0	3	108,438,187	10.0
11.1 - 13.0	6	173,774,461	16.1
13.1 - 16.1	3	214,560,000	19.8
Total	32	$1,081,643,735	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	1	$5,360,000	0.5%
24	4	$50,050,000	4.6%
36	7	$121,550,000	11.2%
60	2	$35,300,000	3.3%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	4	$59,295,500	5.5%
120 - 121	28	1,022,348,235	94.5
Total	32	$1,081,643,735	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
58 - 60	4	$59,295,500	5.5%
61 - 120	28	1,022,348,235	94.5
Total	32	$1,081,643,735	100.0%
Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	12	$700,310,000	64.7%
360	20	381,333,735	35.3
Total	32	$1,081,643,735	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	12	$700,310,000	64.7%
358 - 360	20	381,333,735	35.3
Total	32	$1,081,643,735	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	29	$1,005,343,735	92.9%
Yield Maintenance	3	76,300,000	7.1
Total	32	$1,081,643,735	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	23	$574,667,120	53.1%
Real Estate Tax	22	$536,867,120	49.6%
TI/LC(2)	17	$417,953,429	47.3%
Insurance	5	$180,657,004	16.7%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of “Initial Pool Balance Secured by” retail, office and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Marriott Grand Cayman	Hospitality	$34,966,615	3.2%	59	1.91x	16.1%	56.3%
Greenville Avenue	Office	$13,968,885	1.3%	58	1.26x	8.7%	74.3%
Erindale Square	Retail	$5,360,000	0.5%	59	1.81x	13.3%	65.8%
Echelon	Multifamily	$5,000,000	0.5%	59	2.29x	14.2%	44.6%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution to the certificates (net of specified expenses of the issuing entity (including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer), yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex E to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-2 in clause (iii) above, and then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-4 in clause (v) above. If the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal to the certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)	8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution to the certificates will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates on such Distribution Date. On each Distribution Date, any such loss realized on the mortgage loans will be applied to such classes of certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates; then, to the Class H-RR certificates, then to the Class G-RR certificates; then, to the Class F-RR certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the Related Certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

   and Yield Maintenance

Charges	On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”) of the Class X-B, Class B, Class C, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group in the following manner: (A) each class of certificates (other than the Class X certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

   and Yield Maintenance

Charges (continued)	The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class F-RR, Class G-RR, Class H-RR, Class J-RR or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The 1999 Avenue of the Stars, Lafayette Centre, Olympic Tower, One West 34th Street and CH2M Global Headquarters mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The Marriott Grand Cayman mortgage loan will become a “non-serviced loan” upon the securitization of the Marriott Grand Cayman controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan that would otherwise be allocable to the certificates will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class R certificates) then outstanding (i.e., first, to the Class J-RR certificates, then to the Class H-RR certificates, then to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Directing Holder /

   Controlling Class

Representative	The “Directing Holder” will be (a) with respect to any serviced mortgage loan (other than the Marriott Grand Cayman mortgage loan) and any related serviced companion loan, the Controlling Class Representative, and (b) with respect to the Marriott Grand Cayman whole loan, (i) until the securitization of the Marriott Grand Cayman controlling companion loan, the holder of the Marriott Grand Cayman controlling companion loan, and (ii) upon the securitization of the Marriott Grand Cayman controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the voting rights of the controlling class (by certificate principal balance). The controlling class is the most subordinate class of the Class H-RR and Class J-RR certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class H-RR is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that RREF III-D AIV RR H, LLC, or its affiliate, is expected to purchase the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, and, on the Closing Date, is expected to appoint itself (or its affiliate) to be the initial Controlling Class Representative.

The initial Directing Holder for the Marriott Grand Cayman whole loan is anticipated to be CCRE, as the holder of the Marriott Grand Cayman controlling companion loan.

Control/Consultation

Rights	The Directing Holder will have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists.

A “Control Termination Event” will occur with respect to any serviced mortgage loan (other than the Marriott Grand Cayman mortgage loan) and any related serviced companion loan, when the Class H-RR certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the Marriott Grand Cayman mortgage loan) and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan (other than the Marriott Grand Cayman mortgage loan) and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

A “Consultation Termination Event” will occur with respect to any serviced mortgage loan (other than the Marriott Grand Cayman mortgage loan) and any related serviced companion loan, when the Class H-RR certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related intercreditor agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2017-GS7 pooling and servicing agreement (referred to as the “GSMS 2017-GS7 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2017-GS7 PSA. See “Companion Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The 1999 Avenue of the Stars mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $137,260,000, represents approximately 12.7% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $95,500,000. Note A-1 has an outstanding principal balance as of the Cut-off Date of $95,500,000 and was contributed to the GSMS 2017-GS6 securitization trust. The 1999 Avenue of the Stars mortgage loan also has four subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $192,240,000, and were sold to an unrelated third party. The 1999 Avenue of the Stars subordinate companion loans are generally subordinate in right of payment to the 1999 Avenue of the Stars mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus, and the 1999 Avenue of the Stars mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “1999 Avenue of the Stars whole loan”. The 1999 Avenue of the Stars whole loan is serviced by the GSMS 2017-GS6 master servicer and, if and to the extent necessary, the GSMS 2017-GS6 special servicer by GSMS 2017-GS6 pooling and servicing agreement (referred to as the “GSMS 2017-GS6 PSA”) and the related co-lender agreement.

The Long Island Prime Portfolio - Uniondale mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $85,000,000, represents approximately 7.9% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $112,950,000. The non-controlling note A-1-2 with an outstanding principal balance as of the Cut-off Date of $33,770,000 is held by Goldman Sachs Mortgage Company (“GSMC”) and is expected to be contributed to one or more future securitization trusts. The non-controlling note A-2-1 with an outstanding principal balance as of the Cut-off Date of $50,000,000, is currently held by Barclays Bank PLC and is expected to be contributed to the WFCM 2017-C39 securitization trust. The non-controlling note A-2-2 with an outstanding principal balance as of the Cut-off Date of $29,180,000, is currently held by Barclays Bank PLC and is expected to be contributed to one or more future securitization trusts. The Long Island Prime Portfolio - Uniondale mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Long Island Prime Portfolio - Uniondale whole loan”. The Long Island Prime Portfolio - Uniondale whole loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 pooling and servicing agreement (referred to as the “GSMS 2017-GS7 PSA” in this Term Sheet) and the related co-lender agreement.

The Lafayette Centre mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $80,250,000, represents approximately 7.4% of the Initial Pool Balance, and has two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $162,750,000. The controlling note A-1 has an outstanding principal balance as of the Cut-off Date of $82,500,000 and was contributed to the GSMS 2017-GS5 securitization trust, and the non-controlling note A-2 has an outstanding principal balance as of the Cut-off Date of $80,250,000 and was contributed to the GSMS 2017-GS6 securitization trust. The Lafayette Centre mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Lafayette Centre whole loan”. The Lafayette Centre whole loan is being serviced by the GSMS 2017-GS5 master servicer and, if and to the extent necessary, the GSMS 2017-GS5 special servicer under the GSMS 2017-GS5 pooling and servicing agreement (referred to as the “GSMS 2017-GS5 PSA” in this Term Sheet) and the related co-lender agreement.

The Loma Linda mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $80,000,000, represents approximately 7.4% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $47,500,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts. The Loma Linda mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Loma Linda whole loan”. The Loma Linda whole loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans

(continued)	The Long Island Prime Portfolio - Melville mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $72,300,000, represents approximately 6.7% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $48,200,000 that was contributed to the WFCM 2017-C38 securitization trust. The Long Island Prime Portfolio - Melville mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Long Island Prime Portfolio - Melville whole loan”. The Long Island Prime Portfolio - Melville whole loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 pooling and servicing agreement (referred to as the “GSMS 2017-GS7 PSA” in this Term Sheet) and the related co-lender agreement.

The Petco Corporate Headquarters mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $41,000,000, represents approximately 3.8% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $30,500,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts. The Petco Corporate Headquarters mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Petco Corporate Headquarters whole loan”. The Petco Corporate Headquarters whole loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The Olympic Tower mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,000,000, represents approximately 3.7% of the Initial Pool Balance, and has (i) three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $331,000,000, which were contributed to the OT 2017-OT securitization trust, (ii) three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000, which were contributed to the DBJPM 2017-C6 securitization trust, (iii) two related pari passu companion loans with an outstanding principal balance as of the Cut-off Date of $60,000,000, which are expected to be contributed to the CD 2017-CD5 securitization trust, (iv) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $56,000,000, which was contributed to the BANK 2017-BNK5 securitization trust, (v) one related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $44,000,000, which is not included in the issuing entity, is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts, and (vi) three subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $149,000,000, which were contributed to the OT 2017-OT securitization trust. The Olympic Tower subordinate companion loans are generally subordinate in right of payment to the Olympic Tower mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Olympic Tower whole loan”. The Olympic Tower whole loan is being serviced by the OT 2017-OT master servicer and, if and to the extent necessary, the OT 2017-OT special servicer, under the OT 2017-OT trust and servicing agreement (referred to as the “OT 2017-OT TSA” in this Term Sheet).

The 90 Fifth Avenue mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $37,000,000, represents approximately 3.4% of the Initial Pool Balance, and has two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $67,500,000, that are currently held by GSMC, and are expected to be contributed to one or more future securitization trusts. The 90 Fifth Avenue mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “90 Fifth Avenue whole loan”. The 90 Fifth Avenue whole loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The Marriott Grand Cayman mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $34,996,615, represents approximately 3.2% of the Initial Pool Balance, and has two related pari passu companion loans: a controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $34,966,615 (the “Marriott Grand Cayman controlling companion loan”) and a non-controlling note A-2 with an outstanding principal balance as of the Cut-off Date of $9,990,461 that are currently held by Cantor Commercial Real Estate Lending, L.P., and are expected to be contributed to one or more future securitization trusts. The Marriott Grand Cayman mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Marriott Grand Cayman whole loan”. Until the Marriott Grand Cayman controlling companion loans are included in another securitization, the Marriott Grand Cayman whole loan will be serviced under the GSMS 2017-GS7 PSA and the related co-lender agreement. Upon the contribution of the Marriott Grand Cayman controlling companion loans into another securitization, the Marriott Grand Cayman whole loan is expected to be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the related pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans

(continued)	The Shops at Boardman mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $23,000,000, represents approximately 2.1% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $19,600,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts. The Shops at Boardman mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Shops at Boardman whole loan”. The Shops at Boardman whole loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The One West 34th Street mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $20,000,000, represents approximately 1.8% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $130,000,000. One such companion loan, with an outstanding principal balance as of the Cut-off Date of $60,000,000, was contributed to the BANK 2017-BNK4 securitization trust, one such companion loan, with an outstanding principal balance as of the Cut-off Date of $30,000,000, was contributed to the UBS 2017-C1 securitization trust, and one such companion loan, with an outstanding principal balance as of the Cut-off Date of $40,000,000, was contributed to the GSMS 2017-GS6 securitization trust. The One West 34th Street mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “One West 34th Street whole loan”. The One West 34th Street whole loan is being serviced by the BANK 2017-BNK4 master servicer and, if and to the extent necessary, the BANK 2017-BNK4 special servicer under the BANK 2017-BNK4 pooling and servicing agreement (referred to as the “BANK 2017-BNK4 PSA” in this Term Sheet) and the related co-lender agreement.

The CH2M Global Headquarters mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $20,000,000, represents approximately 1.8% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $60,000,000 and was contributed to the GSMS 2017-GS6 securitization trust. The CH2M Global Headquarters mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “CH2M Global Headquarters whole loan”. The CH2M Global Headquarters whole loan is being serviced by the GSMS 2017-GS6 master servicer and, if and to the extent necessary, the GSMS 2017-GS6 special servicer under the GSMS 2017-GS6 PSA and the related co-lender agreement.

For more information regarding the Whole Loans, see “Summary of Terms—Whole Loans” and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the GSMS 2017-GS7 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Quorum, or (b) more than 50% of the voting rights of each ABS Interest of Non-Reduced Interests vote affirmatively to so replace the special servicer. A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates).

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days of after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all certificates (other than the Class X and Class R certificates) on an aggregate basis, and (ii) consist of at least 3 certificateholders or certificate owners that are not affiliated with each other).

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loan certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicers. Within any prior 12 month period, all excess modification fees earned by the master servicer or by a special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) a control termination event has occurred and is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan and the mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. “Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the mortgage loan seller that settles the related mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ABS Interest”: Any class of certificates (excluding Class R)

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is”, “value upon completion”, “as renovated” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “prospective as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 13 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

Los Angeles
Burbank
Pasadena
Santa Monica
Long Beach
Santa Monica Bay
HOLLYWOOD
West Hollywood
Beverly Hills
CENTURY CITY
Los Angeles
MID CITY
WESTWOOD VILLAGE
BRENTWOOD
WESTSIDE
1999 Avenue of the Stars
1999 Avenue of the Stars
Los Angeles, CA 90067
Santa Monica
EXPO LINE
PURPLE LINE EXTENSION
Culver City
SANTA MONICA AIRPORT
SILICON BEACH
Santa Monica Bay
VENICE
Marina Del Rey
PLAYA VISTA
Pacific Ocean
Inglewood
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
El Segundo
HAWTHORNE AIRPORT
MAP © 2017 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance(4)	$137,260,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$283.38
Size (SF)	821,357	Percentage of Initial Pool Balance	12.7%
Total Occupancy as of 3/31/2017(1)	83.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/31/2017(1)	83.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1990 / 2014	Mortgage Rate	4.136512631036260%
Appraised Value	$860,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$53,318,136
Underwritten Expenses	$14,921,987	Escrows
Underwritten Net Operating Income (NOI)	$38,396,149	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$37,468,135	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	27.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	24.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	3.93x / 3.84x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	16.5% / 16.1%	Other(5)	$18,780,974	$0

Sources and Uses(6)
Sources	$	%	Uses	$	%
Senior Loan Amount	$232,760,000	46.6%	Partial Paydown and Purchase of Mezzanine Interests	$294,351,429	58.9%
Subordinate Companion Loan Amount	192,240,000	38.4	Loan Payoff	182,113,232	36.4
Mezzanine Loan Amount	75,000,000	15.0	Reserves	18,780,974	3.8
Closing Costs	4,754,365	1.0

Total Sources	$500,000,000	100.0%	Total Uses	$500,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy also include 22,048 SF of space for American General Life Insurance Company (“AGL”), which is dark but paying rent as of April 2017. The lease for the AGL space is scheduled to expire in December 2018. We cannot assure you that this dark tenant will continue paying rent as expected or at all.

(2)	Calculated based on the aggregate outstanding balance of the 1999 Avenue of the Stars Senior Loans. See “—The Mortgage Loan” below.

(3)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $970,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $860,000,000 is 27.1%. See “—Appraisal” below.

(4)	The Cut-off Date Principal Balance represents the non-controlling note A-2 and note A-3 of the $425,000,000 1999 Avenue of the Stars Whole Loan. See “—The Mortgage Loan” below.

(5)	Upfront other reserve represents reserve for unfunded obligations: approximately $10.5 million for leasing capital and approximately $8.3 million for free rent. See “—Escrows” below.

(6)	This transaction is part of a broader recapitalization which included the repayment and purchase of a portion of certain subordinated mezzanine debt obligations and related accrued interest, participation interest, shortfall notes and other interest. The borrower’s indirect owners contributed an additional approximately $109.8 million of new cash equity to the broader recapitalization that is not reflected as part of this transaction. As of the origination of the 1999 Avenue of the Stars Whole Loan, approximately $71.1 million of outstanding mezzanine debt that is subordinate to both the 1999 Avenue of the Stars Whole Loan and the 1999 Avenue of the Stars Mezzanine Loan, was not repaid and remains outstanding subject to a standstill agreement prohibiting the exercise of remedies until the 1999 Avenue of the Stars Whole Loan and the 1999 Avenue of the Stars Mezzanine Loan have been repaid in full. See “—The Mortgage Loan” and “—Mezzanine or Secured Subordinate Indebtedness” below.

■	The Mortgage Loan. The mortgage loan (the “1999 Avenue of the Stars Loan”) is part of a whole loan (the “1999 Avenue of the Stars Whole Loan”) comprised of three senior pari passu notes (note A-1, note A-2 and note A-3) with an outstanding aggregate principal balance of $232,760,000 (the “1999 Avenue of the Stars Senior Loans”) and four subordinate pari passu notes (note B-1, note B-2, note B-3 and note B-4) with an outstanding aggregate principal balance of $192,240,000 (collectively, the “1999 Avenue of the Stars Subordinate Loan”). The 1999 Avenue of the Stars Whole Loan has an aggregate outstanding principal balance of $425,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Los Angeles, California (the “1999 Avenue of the Stars Property”). The 1999 Avenue of the Stars Loan (evidenced by note A-2 and note A-3) has an outstanding principal balance as of the Cut-off Date of $137,260,000 and represents approximately 12.7% of the Initial Pool Balance. The 1999 Avenue of the Stars note A-1 with an outstanding balance as of the Cut-off Date of $95,500,000 was contributed to the GSMS 2017-GS6 securitization transaction.

The 1999 Avenue of the Stars Whole Loan was originated by Goldman Sachs Mortgage Company on April 10, 2017. The 1999 Avenue of the Stars Loan has an interest rate of 4.136512631036260%, and the 1999 Avenue of the Stars Whole Loan has an initial weighted average interest rate of 4.111176470588240% per annum. The borrower utilized the proceeds of the 1999 Avenue of the Stars Whole Loan to refinance existing debt, fund reserves, pay origination costs and repay and purchase mezzanine debt obligations.

All calculations relating to the 1999 Avenue of the Stars Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 1999 Avenue of the Stars Senior Loans unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

The 1999 Avenue of the Stars Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The 1999 Avenue of the Stars Loan requires interest only payments on each due date through the scheduled maturity date in May 2027. Voluntary prepayment of the 1999 Avenue of the Stars Loan is not permitted prior to the due date in February 2027. Provided no event of default under the related loan documents has occurred and is continuing, at any time after the second anniversary of the securitization Closing Date, the 1999 Avenue of the Stars Whole Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

See the 1999 Avenue of the Stars total debt capital structure table below. Note A-2 and note A-3 are included in the Issuing Entity. Note A-1 was contributed to the GSMS 2017-GS6 securitization transaction. The 1999 Avenue of the Stars Subordinate Loan is held by an unrelated third party, and the holder of the 1999 Avenue of the Stars Subordinate Loan is the initial controlling noteholder. The 1999 Avenue of the Stars Whole Loan is serviced under the GSMS 2017-GS6 pooling and servicing agreement. The relationship among the holders of the 1999 Avenue of the Stars Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–1999 Avenue of the Stars Whole Loan” in the Preliminary Prospectus.

The 1999 Avenue of the Stars Loan has received a credit assessment of a3 by Moody’s, BBB- by Fitch and BBB by KBRA.

1999 Avenue of the Stars Total Debt Capital Structure

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the “as-is” appraised value of the 1999 Avenue of the Stars Property.

(2)	The interest rate to full precision is 4.136512631036260%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

■	The Mortgaged Property. The 1999 Avenue of the Stars Property is a 38-story (821,357 SF) LEED Platinum certified and Energy Star labeled office building located in the Century City submarket of Los Angeles, California, at the intersection of Constellation Boulevard and Avenue of the Stars. The 1999 Avenue of the Stars Property offers views of the Pacific Ocean, Hollywood Hills and the Los Angeles skyline.

The 1999 Avenue of the Stars Property has flexible floor plates. No single tenant occupies more than 7.9% of total SF or contributes more than 8.8% of underwritten base rent. The top five tenants (by underwritten base rent) account for 28.3% of SF, 32.8% of underwritten base rent and 59.2% of underwritten base rent is generated from tenants with investment grade ratings or that are ranked as Am Law 100 (ranked by gross revenue) law firms. As of March 31, 2017, Total Occupancy and Owned Occupancy at the 1999 Avenue of the Stars Property were both 83.4%.

Affiliates of JMB Realty Corporation (“JMB”), the borrower sponsor and non-recourse carveout guarantor, have owned the building since developing the 1999 Avenue of the Stars Property in 1990. Since the beginning of 2016, JMB has executed new and renewal leases totaling approximately 280,000 SF, including approximately 149,000 SF of new leasing. JMB has also invested approximately $7.2 million in capital improvements at the 1999 Avenue of the Stars Property since 2010, including approximately $3.5 million for lobby renovation in 2013 and 2014.

The following table presents certain information relating to the major tenants at the 1999 Avenue of the Stars Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $per SF	Lease Expiration	Renewal / Extension Options
O’Melveny & Myers(2)	NR / NR / NR	65,270	7.9%	$3,836,142	8.8%	$58.77	Various	2, 5-year options
Morgan Stanley & Co.(3)	A / A3 / BBB+	44,947	5.5	3,055,493	7.0	67.98	11/30/2026	1, 5-year option
Akin Gump Strauss Hauer & Feld LLP(4)	NR / NR / NR	48,574	5.9	2,645,930	6.1	54.47	8/31/2027	1, 5-year option
Hogan Lovells US LLP(5)	NR / NR / NR	43,961	5.4	2,627,891	6.0	59.78	1/31/2028	NA
Bain & Company, Inc.	NR / NR / NR	29,621	3.6	2,141,776	4.9	72.31	4/30/2028	2, 5-year options
Wells Fargo Advisors	AA- / A2 / A	31,147	3.8	2,109,341	4.8	67.72	5/31/2022	1, 5-year option
AECOM Technology Corporation(6)	NR / Ba3 / BB	31,559	3.8	2,004,344	4.6	63.51	Various	1, 5-year option
Covington & Burling LLP	NR / NR / NR	22,583	2.7	1,535,196	3.5	67.98	3/31/2028	NA
Klee, Tuchin, Bogdanoff & Stern	NR / NR / NR	21,161	2.6	1,514,704	3.5	71.58	1/31/2021	1, 5-year option
Simpson Thacher & Bartlett LLP(7)	NR / NR / NR	21,458	2.6	1,477,169	3.4	68.84	12/31/2025	1, 5-year option
Ten Largest Tenants		360,281	43.9%	$22,947,987	52.6%	$63.69
Remaining Tenants(8)		324,691	39.5	20,710,393	47.4	63.78
Vacant Spaces		136,385	16.6	0	0.0	0.00
Totals / Wtd. Avg. Tenants		821,357	100.0%	$43,658,380	100.0%	$63.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	O’Melveny & Myers has the option to terminate any portion of its space on the seventh or ninth floor on November 30, 2022 with notice no later than March 1, 2022 and payment of a termination fee. O’Melveny & Myers is ranked #47 (by gross revenue) by Am Law 2016. O’Melveny & Myers leases 64,847 SF of office space scheduled to expire on November 30, 2025 and 423 SF of storage space is on a month to month basis.

(3)	Morgan Stanley & Co. has the option to terminate its lease on June 30, 2023 with 12 months’ notice and payment of a termination fee.

(4)	Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) has the option to terminate its lease on October 31, 2024 with 12 months’ notice and payment of a termination fee. Akin Gump is ranked #29 (by gross revenue) by Am Law 2016.

(5)	Hogan Lovells US LLP (“Hogan Lovells”) has option to terminate between 5,000 SF and 7,000 SF on December 31, 2022 with notice no later than April 1, 2022 and payment of a termination fee. Hogan Lovells is Ranked #9 (by gross revenue) by Am Law 2016.

(6)	AECOM Technology Corporation has the option to terminate its lease on June 30, 2019 with 12 months’ notice and payment of a termination fee. AECOM Technology Corporation leases 31,467 SF of office space scheduled to expire on April 30, 2025 and 92 SF of storage space is on a month to month basis.

(7)	Simpson Thacher & Bartlett LLP has the option to terminate its lease on December 31, 2021 with 12-15 months’ notice and payment of a termination fee. Simpson Thacher & Bartlett LLP is ranked #16 (by gross revenue) by Am Law 2016.

(8)	Remaining tenants includes AGL which is dark but paying rent and storage spaces for several tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

The following table presents certain information relating to certain tenants at the 1999 Avenue of the Stars Property:

Tenant Name	Description
O’Melveny and Myers	O’Melveny and Myers was founded as “Graves & O’Melveny” in 1885 by Henry O’Melveny and Jackson Graves. The firm is a 700-lawyer international firm with 15 offices North America, Asia, Europe and Israel. The firm provides legal service across multiple practices including antitrust and competition, corporate and transactional, litigation, tax, regulatory and government affairs etc. to clients from various industries including banking & financial services, educational institutions, entertainment & media, healthcare, hospitality & leisure, real estate & homebuilding, technology etc. Per the AmLaw Rankings 2016, the firm was ranked #47 by gross revenue. At the 1999 Avenue of the Stars Property, the tenant occupies the entire 7th, 8th and 9th floors.
Morgan Stanley & Co.	Morgan Stanley & Co. (NYSE: MS), founded in 1935, is a global financial services company that provides its products and services to a range of clients and customers, including corporations, governments, financial institutions and individuals. At 1999 Avenue of the Stars, Morgan Stanley & Co. occupies the entire 24th floor, and parts of 23rd and 20th floors and it utilizes the space mainly for their private wealth management services.
Akin Gump Strauss Hauer & Feld LLP	Founded in 1945, Akin Gump Strauss Hauer & Feld LLP is an international law firm with more than 900 lawyers in offices throughout the United States, Europe, Asia and the Middle East. Akin Gump first opened in Los Angeles in 1997, moved to the subject property in 2016 and now numbers nearly 80 lawyers. The Akin Gump practice at 1999 Avenue of the Stars offers a full range of legal services to both California-based clients as well as those with significant interests in the state in a number of practices, including corporate, entertainment and media, financial restructuring, labor and employment, litigation and appellate, renewable energy, global project finance, and public law and policy. Per the AmLaw Rankings 2016, the firm was ranked #29 by gross revenue.
Hogan Lovells US LLP	Hogan Lovells US LLP is a multinational law firm co-headquartered in London and Washington, D.C. Hogan Lovells US LLP was formed on May 1, 2010 and with more than 40 offices in the United States, Europe, Latin America, the Middle East, and Asia. Hogan Lovells US LLP in Los Angeles serves the needs of international, national, and local clients in the media and entertainment, healthcare, finance, real estate, automotive, technology, pharmaceutical, biotechnology, energy, insurance, and investment banking sectors. Per the AmLaw Rankings 2016, the firm was ranked #9 by gross revenue. The Los Angeles office opened in 1996 and includes 30 lawyers (14 partners/counsels and 16 associates).
Bain & Company, Inc.	Bain & Company, Inc. is an American global management consulting firm headquartered in Boston, Massachusetts. The firm provides advisory services to businesses, nonprofit organizations, and governments, and is one of the Big Three strategy consulting firms. 1999 Avenue of the Stars is the only location for Bain & Company, Inc. in Los Angeles and it serves clients throughout southern California and the western United States and across a number of industries, including media & entertainment, consumer packaged goods, healthcare, technology & telecom, private equity and industrials.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

The following table presents certain information relating to the lease rollover schedule at the 1999 Avenue of the Stars Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	1,400	0.2%	0.2%	$32,104	0.1%	$22.93	4
2017	0	0.0	0.2%	0	0.0	0.00	0
2018(2)	48,802	5.9	6.1%	3,027,795	6.9	62.04	5
2019	15,983	1.9	8.1%	1,052,566	2.4	65.86	4
2020	29,552	3.6	11.7%	1,891,190	4.3	64.00	4
2021	97,899	11.9	23.6%	6,473,985	14.8	66.13	10
2022	48,325	5.9	29.5%	3,279,170	7.5	67.86	4
2023	49,534	6.0	35.5%	3,076,681	7.0	62.11	3
2024	37,619	4.6	40.1%	2,309,976	5.3	61.40	3
2025	117,772	14.3	54.4%	7,305,091	16.7	62.03	3
2026	74,273	9.0	63.5%	5,043,273	11.6	67.90	3
2027	48,574	5.9	69.4%	2,645,930	6.1	54.47	1
2028 & Thereafter	115,239	14.0	83.4%	7,520,620	17.2	65.26	19
Vacant	136,385	16.6	100.0%	0	0.0	0.00	0
Totals / Wtd. Avg. Tenants	821,357	100.0%		$43,658,380	100.0%	$63.74	63

(1)	Calculated based on approximate square footage occupied under each lease.

(2)	Includes AGL which is dark but paying rent as of April 2017 with UW Base Rent of $1,369,842. We cannot assure you that this dark tenant will continue paying rent as expected or at all.

The following table presents certain information relating to historical occupancy at the 1999 Avenue of the Stars Property:

Historical Leased %(1)

2012	2013	2014	2015	2016	As of 3/31/2017
80.4%	75.8%	70.7%	73.4%	72.4%	83.4%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

Historical Average Base Rent per SF(1)

2014	2015	2016
$55.80	$53.58	$56.17

(1)	Based on historical occupancy and base rent (excluding rent abatements) as provided by the borrower and represents total base rental income for occupied SF divided by average occupied SF for the indicated year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1999 Avenue of the Stars Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 5/31/2017	Underwritten(2)(3)	Underwritten $ per SF
Base Rental Revenue	$32,403,407	$32,300,134	$33,402,197	$37,302,032	$43,658,380	$53.15
Contractual Rent Steps(4)	0	0	0	0	3,374,410	4.11
Total Reimbursement Revenue	2,068,970	1,518,809	1,168,813	794,796	1,089,922	1.33
Market Revenue from Vacant Units	0	0	0	0	8,631,857	10.51
Parking Revenue	3,659,585	4,001,227	4,346,424	4,739,779	5,112,225	6.22
Other Revenue	132,759	263,965	168,656	202,223	83,199	0.10
Gross Revenue	$38,264,721	$38,084,135	$39,086,090	43,038,830	$61,949,993	$75.42
Vacancy & Credit Loss	(12)	0	(2)	(184,773)	(8,631,857)	(10.51)
Effective Gross Revenue	$38,264,710	$38,084,135	$39,086,088	$42,854,057	$53,318,136	$64.91

Total Operating Expenses	$15,049,823	$15,182,152	$15,078,913	$15,388,554	$14,921,987	$18.17

Net Operating Income	$23,214,887	$22,901,983	$24,007,175	$27,465,503	$38,396,149	$46.75
TI/LC	0	0	0	0	895,160	1.09
Capital Expenditures	0	0	0	0	32,854	0.04
Net Cash Flow	$23,214,887	$22,901,983	$24,007,175	$27,465,503	$37,468,135	$45.62

(1)	Certain items such as straight line rent, free rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of March 31, 2017 and rent steps through May 31, 2018.

(3)	The increase in underwritten cash flow includes approximately 280,000 SF of new and renewal leasing for leases that commenced in 2016 and 2017, including Morgan Stanley & Co. (44,947 SF, approximately $3.1 million underwritten total rent), Akin Gump (48,574 SF, approximately $2.7 million in underwritten total rent), Bain & Company, Inc. (29,621 SF, approximately $2.1 million underwritten total rent), Wells Fargo Advisors (31,147 SF, approximately $2.1 million underwritten total rent) and Covington & Burling LLP (22,583 SF, approximately $1.5 million underwritten total rent).

(4)	Underwritten contractual rent steps reflects the net present value of future contractual rent steps for tenants that have investment grade ratings or that are ranked as Am Law 100 law firms (ranked by gross revenue), through the end of their respective lease terms (excluding any rent steps already captured in underwritten base rental revenue), using a discount rate of 7.0%.

■	Appraisal. According to the appraisal, the 1999 Avenue of the Stars Property had an “as-is” appraised value of $860,000,000 as of March 15, 2017 and a “prospective market value upon stabilization” of $970,000,000 as of May 1, 2019, which assumes a stabilized vacancy of 5%.

■	Environmental Matters. According to a Phase I environmental report dated March 27, 2017, there are no recognized environmental conditions or recommendations for further action at the 1999 Avenue of the Stars Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

■	Market Overview and Competition. The 1999 Avenue of the Stars Property is located in the Century City submarket of Los Angeles, within a 10-mile radius of Beverly Hills, Westwood and Santa Monica. Over the past 21 years, office space in the Century City submarket has averaged approximately 89.4% occupancy.

The following table presents certain information relating to the primary competition for the 1999 Avenue of the Stars Property:

Competitive Set(1)

						Direct Quoted Annual Rental Rate (per SF)(2)
Property	# of Stories	Building SF	Average Floor Plate (SF)	Year Built/ Renovated	Total Availability (SF)	Min.	Max.	Direct Occupancy	Parking Ratio per 1,000 SF
1999 Avenue of the Stars	38	821,357	21,615	1990 / 2014	136,385	$66.00	$72.00	83.4%	2.10

Competition
2000 Avenue of the Stars	12	816,615	68,051	2006	0	NA	NA	100.0%	2.50
Constellation Place 10250 Constellation Boulevard	35	796,126	22,746	2003	97,910	$60.00	$72.00	88.7%	5.00
Fox Plaza 2121 Avenue of the Stars	34	730,510	21,486	1986	16,472	$66.00	$66.00	97.7%	2.40
Century Plaza Towers - North 2029 Century Park East	44	1,210,730	27,517	1975 / 2008	214,500	$54.00	$54.00	85.8%	2.50
Century Plaza Towers - South 2049 Century Park East	44	1,210,730	27,517	1974 / 2008	142,521	$45.00	$54.00	88.3%	2.50
10100 Santa Monica 10100 Santa Monica Boulevard	26	640,095	24,619	1972 / 1999	38,504	$54.00	$60.00	95.8%	3.00

(1)	Source: Appraisal.

(2)	Direct quoted annual rental rates are full service gross.

■	The Borrower. The borrower is 1999 Stars, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1999 Avenue of the Stars Whole Loan. The non-recourse carveout guarantor under the 1999 Avenue of the Stars Loan is JMB Realty Corporation, an indirect owner of the borrower.

JMB was founded in 1968 and its projects have included regional malls, hotels, planned communities and office complexes. Entities associated with Neil Bluhm and Judd Malkin are the majority and control owners of JMB. Affiliates of JMB developed the 1999 Avenue of the Stars Property in 1990 and have owned the building since that time.

■	Escrows. On the origination date, the borrower funded an unfunded obligations account in the amount of $10.5 million for leasing capital for various tenants (including primarily Morgan Stanley & Co.: $2.3 million, Bain & Company, Inc.: $2.2 million, Covington & Burling LLP: $2.0 million, Wells Fargo Advisors: $1.4 million and Credit Suisse (USA), Inc.: $1.2 million) and approximately $8.3 million for free rent attributable to various tenants (including primarily Bain & Company, Inc.: $2.3 million, Covington & Burling LLP: $1.5 million, Akin Gump $1.4 million and Credit Suisse (USA), Inc.: $1.0 million).

On each due date, during the continuance of a 1999 Avenue of the Stars Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $68,446, capped at $821,352 and (iii) a capital expenditure reserve in an amount equal to $13,689, capped at $164,268.

In addition, on each due date during the continuance of a 1999 Avenue of the Stars Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

A “1999 Avenue of the Stars Trigger Period” means (i) each period that commences when the debt yield, determined as of the last day of each of two consecutive fiscal quarters, is less than 6.0% and concludes when the debt yield, determined as of the last day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 6.0%, (ii) the period commencing upon the borrower’s failure to deliver quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other 1999 Avenue of the Stars Trigger Period is ongoing and (iii) each period after an event of default under the mezzanine loan documents until cured.

■	Lockbox and Cash Management. The 1999 Avenue of the Stars Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the 1999 Avenue of the Stars Property and all other money received by the borrower or the property manager (including parking income, but only when remitted by the parking manager to borrower or the property manager) with respect to the 1999 Avenue of the Stars Property be deposited into such lockbox account within one business day of receipt. For so long as no 1999 Avenue of the Stars Trigger Period or event of default under the 1999 Avenue of the Stars Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a 1999 Avenue of the Stars Trigger Period or event of default under the 1999 Avenue of the Stars Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves (if the lender so elects, only with respect to the continuance of an event of default) and operating expenses, are required to be reserved in an excess cash flow reserve account as additional collateral.

■	Property Management. The 1999 Avenue of the Stars Property is managed by JMB Constellation, LLC, which is an indirect owner of the borrower, pursuant to a management agreement. Under the related loan documents, the 1999 Avenue of the Stars Property is required to remain managed by JMB, JMB Constellation, LLC, CBRE, Jones Lang LaSalle, Cushman & Wakefield or one of their affiliates or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager (i) during the continuance of an event of default under the 1999 Avenue of the Stars Loan, (ii) following any foreclosure, transfer in-lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the 1999 Avenue of the Stars Loan, Goldman Sachs Mortgage Company made a $75,000,000 mezzanine loan (the “1999 Avenue of the Stars Mezzanine Loan”) to the direct parent of the borrower (the “Mezzanine Borrower”) secured by a pledge of 100% of the equity interests in the borrower. The 1999 Avenue of the Stars Mezzanine Loan carries an interest rate of 5.0000% per annum and is coterminous with the 1999 Avenue of the Stars Loan. The lenders of the 1999 Avenue of the Stars Whole Loan and the 1999 Avenue of the Stars Mezzanine Loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. In addition, there is an existing subordinate mezzanine loan (the “Subordinate Mezzanine Loan”) held by certain limited liability companies owned by certain individuals who also own an indirect interest in the borrower with an outstanding principal balance of $71,120,923 made to the direct parent of the Mezzanine Borrower. The lenders of the Subordinate Mezzanine Loan, the 1999 Avenue of the Stars Loan and the 1999 Avenue of the Stars Mezzanine Loan entered into an intercreditor, subordination and standstill agreement that prohibits the enforcement of remedies by the lender of the Subordinate Mezzanine Loan until repayment in full of the 1999 Avenue of the Stars Loan and the 1999 Avenue of the Stars Mezzanine Loan. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1999 AVENUE OF THE STARS

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 1999 Avenue of the Stars Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 1999 Avenue of the Stars Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents on a standalone basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $500,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the 1999 Avenue of the Stars Property are separately allocated to the 1999 Avenue of the Stars Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

MAP © 2017 CARTIFACT
Brookville
Jericho
Old Westbury
Hicksville
East Williston
Williston Park
Westbury
Mineola
Salisbury
Uniondale
Levittown
East Meadow
Franklin Square
Hempstead
North Bellmore
Malverne
Roosevelt
Baldwin
NORTHERN STATE PKWY
MEADOWBROOK STATE PKWY
WANTAGH STATE PKWY
SOUTHERN STATE PKWY
Yonkers
Glen Cove
New York
MANHATTAN
BRONX
QUEENS
BROOKLYN
Port Washington
Muttontown
East Meadow
Uniondale
West Babylon
Freeport
Atlantic Ocean
1
2

Long Island Prime Portfolio - Uniondale

#	PROPERTY NAME	ADDRESS	CITY/STATE	ZIP CODE
1	RXR Plaza	625 RXR Plaza	Uniondale, NY	11553
2	Omni	333 Earle Ovington Boulevard	Uniondale, NY	11553

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	Uniondale, New York	Cut-off Date Principal Balance(2)	$85,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$113.07
Size (SF)	1,750,761	Percentage of Initial Pool Balance	7.9%
Total Occupancy as of 4/20/2017	85.5%	Number of Related Mortgage Loans(3)	2
Owned Occupancy as of 4/20/2017	85.5%	Type of Security	Leasehold
Year Built / Latest Renovation	1985, 1990 / NAP	Mortgage Rate	4.4500%
Appraised Value	$320,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$53,504,787
Underwritten Expenses	$28,574,757	Escrows
Underwritten Net Operating Income (NOI)	$24,930,030	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$22,222,017	Taxes	$2,049,623	$906,920
Cut-off Date LTV Ratio(1)	61.9%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	61.9%	Replacement Reserves	$0	$33,207
DSCR Based on Underwritten NOI / NCF(1)	2.79x / 2.49x	TI/LC	$3,350,000	$199,244
Debt Yield Based on Underwritten NOI / NCF(1)	12.6% / 11.2%	Other(4)	$11,709,150	$55,603

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$197,950,000	63.9%	Loan Payoff(5)	$279,997,156	90.3%
Subordinate Debt	45,970,000	14.8	Reserves	17,108,774	5.5
Other Sources	40,525,135	13.1	Closing Costs	12,868,362	4.2
Principal’s New Cash Contribution	25,529,156	8.2

Total Sources	$309,974,292	100.0%	Total Uses	$309,974,292	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Long Island Prime Portfolio - Uniondale Whole Loan. See “—The Mortgage Loan” below.
(2)	The Cut-off Date Principal Balance represents the controlling note A-1-1 of the $197,950,000 Long Island Prime Portfolio - Uniondale Whole Loan. See “—The Mortgage Loan” below.
(3)	The borrower sponsor for the Long Island Prime Portfolio - Uniondale Loan is also the borrower sponsor for the Long Island Prime Portfolio - Melville Loan.
(4)	See “—Escrows” below.
(5)	Loan payoff represents (i) a loan collateralized by the RXR Plaza property previously securitized in the GSMS 2007-GG10 trust and (ii) a loan collateralized by the Omni property previously securitized in the GCCFC 2007-GG9 trust. Prior to loan origination, the previous financing for the RXR Plaza property resulted in a loss to the trust due to a maturity default and loan modification and the previous financing for the Omni property resulted in a loss to the trust due to a maturity default. See “Description of the Mortgage Pool – Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

■	The Mortgage Loan. The mortgage loan (the “Long Island Prime Portfolio - Uniondale Loan”) is part of a whole loan (the “Long Island Prime Portfolio - Uniondale Whole Loan”) comprised of four pari passu notes that are secured by a first mortgage encumbering the borrowers’ leasehold interest in a portfolio of office properties located in Uniondale, New York (the “Long Island Prime Portfolio - Uniondale Properties”). The Long Island Prime Portfolio - Uniondale Whole Loan was co-originated by Goldman Sachs Mortgage Company and Barclays Bank PLC on June 6, 2017. The controlling note A-1-1 evidencing the Long Island Prime Portfolio - Uniondale Loan has an outstanding principal balance as of the Cut-off Date of $85,000,000 and represents approximately 7.9% of the Initial Pool Balance. The related companion loans (the “Long Island Prime Portfolio - Uniondale Companion Loans”) are evidenced by the non-controlling note A-1-2 that is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions, the non-controlling note A-2-1 that is anticipated to be contributed to the WFCM 2017-C39 securitization transaction and non-controlling note A-2-2 that is currently being held by Barclays Bank PLC and is expected to be contributed to one or more future securitization transactions. The Long Island Prime Portfolio - Uniondale Whole Loan has an outstanding principal balance as of the Cut-off Date of $197,950,000 and each note has an interest rate of 4.4500% per annum. The borrowers utilized the proceeds of the Long Island Prime Portfolio - Uniondale Whole Loan to refinance existing debt on the Long Island Prime Portfolio - Uniondale Properties, fund reserves and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

The Long Island Prime Portfolio - Uniondale Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Long Island Prime Portfolio - Uniondale Whole Loan requires interest only payments during its term. The scheduled maturity date of the Long Island Prime Portfolio - Uniondale Whole Loan is the due date in June 2027. Voluntary prepayment of the Long Island Prime Portfolio - Uniondale Whole Loan is prohibited prior to the due date in December 2026. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Long Island Prime Portfolio - Uniondale Whole Loan is deposited and (ii) the third anniversary of the origination of the Long Island Prime Portfolio - Uniondale Whole Loan, the Long Island Prime Portfolio - Uniondale Whole Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

Long Island Prime Portfolio - Uniondale Total Debt

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the “as-is” appraised value of the Long Island Prime Portfolio -Uniondale Properties.

■	The Mortgaged Properties. The Long Island Prime Portfolio - Uniondale Properties are comprised of a 1,750,761 SF office portfolio located in Uniondale, New York. The Long Island Prime Portfolio - Uniondale Properties were built in 1985 and 1990. The Long Island Prime Portfolio - Uniondale Properties are approximately 30.0 miles east of Manhattan. The RXR Plaza property features amenities including 24-hour/7-day access, a winter garden public space within a 60-foot atrium, a four-story parking facility connected via a protected pedestrian walkway, a cafe, retail amenities (including a U.S. postal office, sundry shop, dry cleaner, jewelry store and day care center), an outdoor ice skating facility and a full service fitness center. The Omni property features amenities including 24-hour/7-day access, retail amenities (including a travel agency and dry cleaners), a lobby which features a fully accredited art gallery, an executive dining room, a 200-seat teleconferencing theatre, a private VIP boardroom and a full service fitness center with an indoor pool.

The Long Island Prime Portfolio - Uniondale Properties are located adjacent to the Meadowbrook Parkway and Route 24 in Uniondale, New York, which is in Nassau County, Long Island. The Meadowbrook Parkway offers access to Interstate 495 (also known as the Long Island Expressway), which connects Manhattan to Nassau and Suffolk counties in Long Island. The Long Island Prime Portfolio - Uniondale Properties are accessible by the Long Island Rail Road stations within Garden City, with the Hempstead branch connecting directly to Penn

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

Station in Manhattan. In the immediate vicinity of the Long Island Prime Portfolio - Uniondale Properties are the Nassau Coliseum, the campuses for Hofstra University, Nassau Community College as well as the Long Island Children’s Museum, the Cradle of Aviation Museum and the Firefighter’s Museum.

The Long Island Prime Portfolio - Uniondale Properties are leased to 77 unique tenants across a diverse spectrum of industries, including the legal, insurance, financial services, telecommunications and healthcare industries. No single tenant represents more than 5.5% of net rentable area or 7.7% of annual in-place underwritten base rent of the Long Island Prime Portfolio - Uniondale Properties.

The following table presents certain information relating to the Long Island Prime Portfolio - Uniondale Properties:

Property Name	Cut-off Date Allocated Loan Amount	% of Portfolio Cut-off Date Balance	Total GLA	Occupancy	Year Built	Appraised Value	UW NCF
RXR Plaza	$50,604,951	59.5%	1,085,298	84.9%	1985	$189,000,000	$13,209,177
Omni	34,395,049	40.5	665,463	86.5	1990	131,000,000	9,012,841
Total / Wtd. Avg.	$85,000,000	100.0%	1,750,761	85.5%		$320,000,000	$22,222,017

The following table presents certain information relating to the major tenants at the Long Island Prime Portfolio - Uniondale Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Rivkin Radler LLC(2)	NR / NR / NR	84,736	4.8%	$3,704,882	7.7%	$43.72	6/30/2023	NA
Openlink Financial LLC(3)	NR / NR / NR	96,325	5.5	3,261,014	6.8	33.85	12/31/2025	2, 5-year options
HealthPlex Inc.	NR / NR / NR	77,464	4.4	2,595,654	5.4	33.51	3/31/2022	1, 5-year option
Congdon Flaherty O’Callaghan(4)	NR / NR / NR	67,109	3.8	2,478,380	5.1	36.93	12/31/2018	1, 5-year option
MBSC Securities Corporation(5)	AA- / A1 / A	63,119	3.6	2,341,511	4.9	37.10	9/30/2021	2, 5-year options
Ruskin Moscou Faltischek P.C.(6)	NR / NR / NR	63,530	3.6	2,199,768	4.6	34.63	12/31/2026	1, 5-year option
Flushing Bank(7)	NR / NR / NR	90,877	5.2	2,137,313	4.4	23.52	12/31/2026	1, 5-year option
Allstate Insurance Company(8)	BBB+ / A3 / A-	49,871	2.8	1,850,053	3.8	37.10	4/30/2020	1, 5-year option
Farrell Fritz P.C.(9)	NR / NR / NR	52,087	3.0	1,745,356	3.6	33.51	8/31/2027	1, 5-year option
Long Island Power Authority(10)	NR / NR / NR	50,897	2.9	1,699,290	3.5	33.39	Various	2, 5-year options
Ten Largest Owned Tenants		696,015	39.8%	$24,013,221	49.8%	$34.50
Remaining Owned Tenants		800,997	45.8	24,205,917	50.2	30.22
Vacant Spaces (Owned Space)		253,749	14.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,750,761	100.0%	$48,219,138	100.0%	$32.21

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Rivkin Radler LLC has a rent abatement period from March 2021 to June 2023. Such free rent amount was deposited into escrow by the borrower on the origination date.
(3)	Openlink Financial LLC has the right to terminate its lease for its storage space (360 SF, $19.67 per SF) at any time with 30 days’ notice. Openlink Financial LLC has 95,965 SF of office space ($33.91 per SF) expiring in December 2025 and 360 SF of storage space ($19.67 per SF) expiring in December 2018. Openlink Financial LLC has a rent abatement period from January 2021 to March 2021 and January 2025 to February 2025. Such free rent amount was deposited into escrow by the borrower on the origination date.
(4)	Congdon Flaherty O’Callaghan has the right to terminate its lease for storage space (2,450 SF) with 60 days’ notice. Congdon Flaherty O’Callaghan has a rent abatement period for the month of December 2018. Such free rent amount was deposited into escrow by the borrower on the origination date.
(5)	MBSC Securities Corporation has an approximately 50% rent abatement for the month of July 2017 and September 2020 – August 2021. Such free rent amount was deposited into escrow by the borrower on the origination date.
(6)	Ruskin Moscou Faltischeck P.C. has the right to terminate its lease for its storage space (400 SF, $20.80 per SF) effective the last day of any calendar year with 90 days’ notice. Ruskin Moscou Faltischeck P.C. has a rent abatement period from September 2017 to December 2018. Such free rent amount was deposited into escrow by the borrower on the origination date.
(7)	Flushing Bank has an approximately 50% rent abatement period through December 2018. Such free rent amount was deposited into escrow by the borrower on the origination date.
(8)	Allstate Insurance Company has the one-time right to terminate its lease effective September 30, 2018 with notice by September 30, 2017 and payment of a termination fee.
(9)	Farrell Fritz P.C. has a rent abatement period from May 2017 to October 2017. Such free rent amount was deposited into escrow by the borrower on the origination date.
(10)	Long Island Power Authority has the right to contract its space by 20% with nine months’ notice. Long Island Power Authority has 50,097 SF of space ($33.92 per SF) expiring in April 2025 and 800 SF of storage space ($12.00 per SF) expiring in December 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

The following table presents certain information relating to the lease rollover schedule at the Long Island Prime Portfolio - Uniondale Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	17,451	1.0%	1.0%	$277,961	0.6%	$15.93	4
2017	14,926	0.9	1.8%	500,571	1.0	33.54	1
2018	145,447	8.3	10.2%	5,140,709	10.7	35.34	13
2019	58,075	3.3	13.5%	2,044,981	4.2	35.21	7
2020	148,798	8.5	22.0%	5,220,301	10.8	35.08	9
2021	144,856	8.3	30.2%	4,394,539	9.1	30.34	9
2022	222,585	12.7	43.0%	6,482,810	13.4	29.13	11
2023	121,012	6.9	49.9%	4,891,942	10.1	40.43	5
2024	35,319	2.0	51.9%	1,333,549	2.8	37.76	3
2025	243,788	13.9	65.8%	8,398,031	17.4	34.45	7
2026	203,361	11.6	77.4%	5,424,878	11.3	26.68	4
2027	121,972	7.0	84.4%	4,108,865	8.5	33.69	4
2028 & Thereafter	19,422	1.1	85.5%	0	0.0	0.00	0
Vacant	253,749	14.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,750,761	100.0%		$48,219,138	100.0%	$32.21	77

(1)	Calculated based on approximate SF occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Long Island Prime Portfolio - Uniondale Properties:

Historical Leased %(1)

	2014	2015	2016
RXR Plaza(2)	82.1%	86.8%	85.4%
Omni	94.8%	92.9%	89.5%
Wtd. Avg.	86.9%	89.1%	86.9%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	The RXR Plaza property’s historical occupancy includes 86,535 SF of below grade, windowless vacant space that was previously occupied, but has been vacant since 2010.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Long Island Prime Portfolio - Uniondale Properties:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 3/31/2017	Underwritten(2)(3)(4)	Underwritten $ per SF
Base Rental Revenue	$43,715,452	$44,823,950	$41,924,024	$40,623,924	$48,219,138	$27.54
Contractual Rent Steps	0	0	0	0	15,101	0.01
Overage / Percentage Rent	15,000	15,000	0	0	0	0.00
Total Reimbursement Revenue	5,690,588	5,552,157	4,611,207	4,635,643	4,643,884	2.65
Market Revenue from Vacant Units	0	0	0	0	8,352,081	4.77
Parking Revenue	450	0	0	0	0	0.00
Other Revenue	773,298	640,823	683,299	702,082	626,664	0.36
Gross Revenue	$50,194,788	$51,031,930	$47,218,529	$45,961,648	$61,856,867	$35.33
Vacancy Loss	0	0	0	0	(8,352,081)	(4.77)
Credit Loss	(100,821)	(224,646)	(54,708)	165,667	0	0.00
Effective Gross Revenue	$50,093,967	$50,807,283	$47,163,821	$46,127,315	$53,504,787	$30.56
Real Estate Taxes	13,155,887	11,691,558	10,973,856	11,092,779	10,868,927	6.21
Insurance	635,004	647,762	558,592	496,363	511,254	0.29
Utilities	6,136,617	5,727,682	5,177,657	5,325,888	5,485,665	3.13
Repairs & Maintenance	2,885,696	2,853,481	2,774,166	2,688,252	2,768,900	1.58
Janitorial	2,167,926	2,296,115	2,342,750	2,349,907	2,420,404	1.38
Management Fee	1,284,670	1,323,380	1,192,566	1,187,040	1,605,144	0.92
Payroll (Office, Security, Maintenance)	3,162,457	3,228,672	3,432,264	3,364,937	3,465,885	1.98
Other Expenses	123,174	115,908	114,914	122,044	125,705	0.07
Ground Rent	1,317,330	1,322,874	1,322,874	1,322,874	1,322,874	0.76
Total Operating Expenses	$30,868,763	$29,207,431	$27,889,640	$27,950,084	$28,574,757	$16.32

Net Operating Income	$19,225,204	$21,599,852	$19,274,181	$18,177,231	$24,930,030	$14.24
Tenant Improvements	0	0	0	0	1,135,161	0.65
Leasing Commissions	0	0	0	0	1,135,161	0.65
Replacement Reserves	0	0	0	0	437,690	0.25
Net Cash Flow	$19,225,204	$21,599,852	$19,274,181	$18,177,231	$22,222,017	$12.69

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of April 20, 2017 and contractual rent steps through July 2018.
(3)	The increase in Base Rental Revenue, Effective Gross Income and Net Operating Income from TTM March 31, 2017 to Underwritten was a result of (i) approximately 230,059 SF (13.1% of net rentable area) having signed a new or renewal lease since March 31, 2016 at an average base rent of $32.48 per SF, (ii) rent steps through July 2018 totaling $1,734,163, (iii) approximately $2,462,416 of free rent which was not included in the TTM March 31, 2017 period and included in Underwritten (all outstanding free rent has been reserved) and (iv) the present value of five investment grade tenant rent steps discounted at 7.0% totaling $15,101.
(4)	A third party sub-subleases a portion of the land (approximately 22.5% of the acreage) from the borrower. The $183,886 third party sub-sublease rent was excluded from the underwriting.

■	Appraisals. According to the appraisals, the Long Island Prime Portfolio - Uniondale Properties had an aggregate “as-is” appraised value of $320,000,000 as of March 24, 2017.

■	Environmental Matters. According to a Phase I environmental site assessment for the RXR Plaza property dated April 7, 2017, the currently existing and previously removed underground storage tanks (“USTs”) were considered a recognized environmental condition. According to a Phase II environmental site assessment for the RXR Plaza property dated May 15, 2017, the RXR Plaza property has not been significantly impacted by the USTs and no further action or investigation was recommended. According to a Phase I environmental site assessment dated April 10, 2017, there are no recognized environmental conditions or recommendations for further action at the Omni property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

■	Market Overview and Competition. The Long Island Prime Portfolio - Uniondale Properties are located in Uniondale, New York, a suburb approximately 30 miles east of Manhattan. The Long Island Prime Portfolio - Uniondale Properties are located in Nassau County, within the area between the Meadowbrook Parkway to the east, the Cross Island Parkway to the west, Northern State Parkway to the north and the Southern State Parkway to the south. Located adjacent to Hofstra University, Nassau Community College and the Nassau Coliseum, the Long Island Prime Portfolio - Uniondale Properties are easily accessible via Meadowbrook Parkway and Route 24. In addition to being adjacent to two schools and an event stadium, the Long Island Prime Portfolio - Uniondale Properties are also proximate to local amenities and public transportation.

According to the appraisals, leasing activity in the Nassau-Suffolk region for the fourth quarter of 2016 totaled 625,000 SF, up 17.0% from its five-year quarterly average. As of the fourth quarter of 2016, the Long Island Class A office market reported a total inventory of 104 office buildings, totaling approximately 19.0 million SF, with an 8.2% vacancy rate and average asking rents of $30.62 per SF. The Long Island Prime Portfolio - Uniondale Properties are situated in the Central Nassau submarket, which reported a total inventory of 26 Class A office buildings, totaling approximately 5.4 million SF, with an 8.7% vacancy rate and average asking rents of $32.02 per SF. As of 2016, the estimated population within a one-, three- and five-mile radius of the RXR Plaza property was 18,384, 213,749 and 535,317, respectively. The 2016 estimated average household income within the same radii of the RXR Plaza property was $96,873, $105,523 and $119,402, respectively. As of 2016, the estimated population within a one-, three- and five-mile radius of the Omni property was 11,689, 203,784 and 528,108, respectively. The 2016 estimated average household income within the same radii of the Omni property was $98,822, $104,164 and $121,415, respectively. The unemployment rate in Nassau County has steadily declined over the past five years to 3.6% as of December 2016.

The following table presents certain information relating to the primary competition for the Long Island Prime Portfolio - Uniondale Properties:

RXR Plaza and Omni Competitive Set(1)

	Center 78	Greenwich Office Park Buildings	100 Plaza Drive	Waterfront Corporate Center I	Princeton Pike Corporate Center
Distance from Property	72.6 miles	40.3 miles	32.8 miles	33.7 miles	82.9 miles
Property Type	Office	Office	Office	Office	Office
Year Built	1982	1975	1981	2002	1990
Total GLA	369,797	377,939	264,973	562,936	800,546
Total Occupancy	89%	88%	100%	100%	88%

(1)	Source: Appraisals.

The following table presents certain lease information relating to the primary competition for the Long Island Prime Portfolio - Uniondale Properties:

Competitive Set(1)

Property Name	Year Built/ Renovated	Total GLA (SF)	Distance from Subject	Tenant Name	Lease Term (Years)	Lease Area (SF)	Annual Base Rent PSF
900 Stewart Avenue	1986/NAP	235,431	<3.0 miles	Quickfund	8.5	5,330	$33.70
				Signature Bank	11.0	8,600	$34.93
400 Garden City Plaza	1989/2001	176,073	<4.0 miles	Scully, Scott Murphy & Presser	7.3	21,840	$30.53
				Morritt Hock & Hamroff	8.8	31,471	$30.86
100 Quentin-Roosevelt Boulevard	1990/NAP	200,000	<3.0 miles	Beacon Health Partners	10.9	17,188	$31.19
				Vincent Russo	9.8	9,213	$30.19
330 Old Country Road	1989/NAP	107,071	<5.0 miles	Liberty Mutual	5.5	13,846	$31.69
825 East Gate Boulevard	1985/NAP	81,396	<4.0 miles	Richard Allen Marketing	7.3	1,643	$28.38
				Auerbach Grayson Global Express	7.0	1,881	$30.65
1225 Franklin Avenue	1980/NAP	198,066	<5.0 miles	Israeloff, Trattner & Co.	12.0	15,000	$33.11
90 Merrick Avenue	1985/NAP	249,659	<1.5 miles	HIBU	5.0	7,130	$30.19
1055 Franklin Avenue	1970/2004	60,000	<5.0 miles	UBS Financial	10.0	10,982	$37.26
50 Charles Lindbergh Boulevard	1984/NAP	232,443	<2.0 miles	Gewurz & Zaccaria	5.4	2,398	$28.01
				Strauss Law Firm	5.4	1,391	$28.01

(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

■	The Borrowers. The borrowers are 333 Earle Ovington Boulevard SPE LLC and Rexcorp Plaza SPE LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Long Island Prime Portfolio - Uniondale Loan. The non-recourse carveout guarantor under the Long Island Prime Portfolio - Uniondale Loan is RXR Properties Holdings LLC, an indirect owner of the borrowers.

■	Escrows. On the origination date, the borrowers funded (a) a tax reserve in the amount of $2,049,623, (b) an unfunded obligations account in the amount of $11,598,911, (c) a tenant improvements and leasing commissions reserve in the amount of $3,350,000 related to several tenants and (d) a ground rent reserve in the amount of $110,240. The unfunded obligations reserve consists of free rent related to several tenants in the amount of $7,248,344 with regards to the RXR Plaza property and $1,148,378 with regards to the Omni property, an incentive payment of $2,525,200 for Ruskin Moscou Faltischek and future tenant improvements and leasing commissions of $676,988 related to several tenants at both properties.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period except that no insurance reserve will be required so long as (a) no event of default has occurred and is continuing and (b) the borrowers provide the lender with evidence that the Long Island Prime Portfolio - Uniondale Properties are insured via an acceptable blanket insurance policy and such policy is in full force and effect, (ii) solely to the extent that revenues from the Long Island Prime Portfolio - Uniondale Properties for such due date is sufficient to make such deposit, a tenant improvement and leasing commissions reserve in an amount equal to $199,244 (less $0.125 per SF for all SF previously released from the lien of the mortgage) plus any accumulated shortfall not required to be deposited as a result of insufficient revenue as described above, (iii) solely to the extent that revenues from the Long Island Prime Portfolio - Uniondale Properties for such due date is sufficient to make such deposit, a capital expenditure reserve in an amount equal to $33,207 (less $0.020833333 per SF for all SF previously released from the lien of the mortgage) plus any accumulated shortfall not required to be deposited as a result of insufficient revenue as described above and (iv) a deferred maintenance and environmental escrow account through the due date in June 2019 in an amount equal to the lesser of (x) $55,603 and (y) $1,334,472, less the sum of (a) the amount previously disbursed from such account, plus (b) the aggregate amount set forth in the related loan documents with respect to each item for which the borrower has received reasonably satisfactory evidence that the work related to such item has been completed and no amounts have been disbursed from the deferred maintenance and environmental escrow account with respect to such item.

In addition, on each due date during the continuance of a Long Island Prime Portfolio - Uniondale Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Long Island Prime Portfolio - Uniondale Trigger Period” means (i) any period from (a) the conclusion of any two 12-month periods ending in consecutive fiscal quarters during which the net operating income is less than $21,178,075 (as adjusted for releases from the lien of the mortgage pursuant to “—Release, Substitution and Addition of Collateral” below), to (b) the conclusion of the second of any two 12-month periods ending in consecutive fiscal quarters thereafter during which the net operating income is equal to or greater than $21,178,075 (as adjusted for releases from the lien of the mortgage pursuant to “—Release of Collateral, Substitution and Addition of Collateral” below), (ii) the period commencing upon 10 business days following the borrower’s receipt of written notice of the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Long Island Prime Portfolio – Uniondale Trigger Period is ongoing, and (iii) any period during the continuance of an event of default as defined under the Long Island Prime Portfolio - Uniondale Mezzanine Loan.

■	Lockbox and Cash Management. The Long Island Prime Portfolio - Uniondale Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Long Island Prime Portfolio - Uniondale Properties and all other money received by the borrowers or the property manager with respect to the Long Island Prime Portfolio - Uniondale Properties be deposited into such lockbox

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

account within two business days of receipt. For so long as no Long Island Prime Portfolio - Uniondale Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Long Island Prime Portfolio - Uniondale Trigger Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, are required to be reserved in an excess cash flow reserve account as additional collateral. If no Long Island Prime Portfolio - Uniondale Trigger Period or event of default under the loan documents is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses, and required reserves, will be transferred to the borrowers’ operating account.

■	Property Management. The Long Island Prime Portfolio - Uniondale Properties is managed by RXR Property Management LLC, an affiliate of the borrowers, pursuant to a management agreement. Under the related loan documents, the Long Island Prime Portfolio - Uniondale Properties are required to remain managed by (i) RXR Property Management LLC, (ii) any property management affiliate of borrowers, (iii) a reputable management company with at least five years’ experience in the management of at least five properties substantially similar to the Long Island Prime Portfolio - Uniondale Properties or (iv) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager (a) during the continuance of an event of default under the Long Island Prime Portfolio - Uniondale Whole Loan, (b) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (c) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (d) if the property manager files for or is the subject of a petition in bankruptcy or (e) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Ground Lease. The borrower is a tenant under separate ground leases with the County of Nassau with respect to each of the Long Island Prime Portfolio - Uniondale Properties (the “RXR Plaza Ground Lease” and the “Omni Ground Lease” respectively). The RXR Plaza Ground Lease has an expiration date of April 30, 2083 with a current annual rent of $819,250, of which $183,886 is reimbursed by a third party who is sub-subleasing a portion of the land (approximately 22.5% of the acreage). The Omni Ground Lease has an expiration date of January 31, 2088 with a current annual rent of $687,510. See “Risk Factors— Risks Related to Ground Leases and Other Leasehold Interests” in the Preliminary Prospectus.

■	Release of Collateral. Provided no event of default has occurred and is continuing under the Long Island Prime Portfolio - Uniondale Whole Loan, the borrowers have the right after the earlier to occur of (i) the third anniversary of the origination date or (ii) the second anniversary of the closing date of the securitization into which the last Long Island Prime Portfolio - Uniondale Pool Pari Passu Companion Loan is deposited into a securitization, to obtain release of one or more of the Long Island Prime Portfolio - Uniondale Properties subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to 115% of the allocated loan amount for each Long Island Prime Portfolio - Uniondale Property being released, (ii) after giving effect to such release, the debt yield (calculated in accordance with the related loan documents) with respect to the non-defeased portion of the loan, is not less than the greater of (x) 10.21% and (y) the debt yield immediately prior to such release, (iii) delivery of a REMIC opinion and (iv) receipt of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - uniondale

■	Mezzanine or Secured Subordinate Indebtedness. CBRE Venture Debt REIT, LLC, funded a $45,970,000 mezzanine loan (the “Long Island Prime Portfolio - Uniondale Mezzanine Loan”) to RXR Uniondale Mezz LLC, a Delaware limited liability company owning 100.0% of each borrower under the Long Island Prime Portfolio - Uniondale Whole Loan (the “Long Island Prime Portfolio - Uniondale Mezzanine Borrower”). The Long Island Prime Portfolio - Uniondale Mezzanine Loan is secured by a pledge of the Long Island Prime Portfolio - Uniondale Mezzanine Borrower’s interest in the borrowers under the Long Island Prime Portfolio - Uniondale Whole Loan. The Long Island Prime Portfolio - Uniondale Mezzanine Loan accrues interest at a rate of 9.5750% per annum and requires interest-only payments through the maturity date of June 6, 2027. The lenders of the Long Island Prime Portfolio - Uniondale Mezzanine Loan and Long Island Prime Portfolio - Uniondale Whole Loan entered into an intercreditor, subordination and standstill agreement that prohibits the enforcement of remedies by the lender of the Long Island Prime Portfolio - Uniondale Mezzanine Loan and Long Island Prime Portfolio - Uniondale Whole Loan until full repayment of the Long Island Prime Portfolio - Uniondale Mezzanine Loan and Long Island Prime Portfolio - Uniondale Whole Loan. The rights of the Long Island Prime Portfolio - Uniondale Mezzanine Lender are further described under “Description of the Mortgage Pool–Additional Indebtedness-Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Preferred Equity. CNI RXR Prime Investor, LLC, a related entity of Colony NorthStar, Inc., made a preferred equity investment in RXR LI Prime Property Venture LP in an amount equal to $85,000,000, of which $40,525,135 is attributable to the 100.0% preferred interest in the Long Island Prime Portfolio - Uniondale Mezzanine Borrower. Pursuant to the limited partnership agreement of RXR LI Prime Property Venture LP, the preferred equity interest is payable only from excess cash after the payment of amounts due under the Long Island Prime Portfolio - Uniondale Whole Loan and the Long Island Prime Portfolio - Uniondale Mezzanine Loan. See “Description of the Mortgage Pool–Additional Indebtedness–Preferred Equity” in the Preliminary Prospectus.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Long Island Prime Portfolio - Uniondale Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Long Island Prime Portfolio - Uniondale Whole Loan as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy so long as the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Long Island Prime Portfolio - Uniondale Properties are separately allocated to the Long Island Prime Portfolio - Uniondale Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LAFAYETTE CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

Lafayette Centre
Building 1

10
1002
AT&T Corp
33,272 SF
Exp 3/31/2023
9
900
GSA - OSHRC
28,746 SF
Exp 4/23/2018
950
Banyan Global
4,521 SF
Exp 12/31/2018
8
800
AT&T Corp
34,805 SF
Exp 3/31/2023
7
701
International Food Policy Research
12,988 SF
707
Vacant
5,408 SF
707B
Vacant
1,000 SF
704 & 706
GSA - Administrative Conference of the United States
7,744 SF
Exp 8/8/2020
720
International Food Policy Research
7,716 SF
6
600
AON Service Corporation
34,489 SF
Exp 2/29/2020
5
500N
Int'l Center for Research on Women
15,999 SF
Exp 8/30/2027
501
Vacant
1,616 SF
520 S
InsideNGO
5,941 SF
Exp 3/31/2025
550 S
The Philanthropy Roundtable
10,495 SF
Exp 6/30/2027
4
400
AT&T Corp
15,281 SF
Exp 3/31/2023
401
Jackson & Campbell
18,376 SF
Exp 5/31/2020
3
300
B'nai B'rith International
10,854 SF
Exp 6/30/2026
350
Jackson & Campbell
15,043 SF
Exp 5/31/2020
2
200
Vacant
7,740 SF
201-205
Jackson & Campbell
8,790 SF
Exp 5/31/2020
250
Vacant
4,869 SF
Plaza
Plaza 101
Nosegay Flower Shop
1,880 SF
Exp 11/30/2017
Plaza 1-5
Nosegay Flower Shop
149 SF
Exp 11/30/2017
Plaza 102
Vacant
4,009 SF
Plaza 105
Lafayette Cleaner
407 SF
Exp 8/31/2018
Plaza 107
West Wing Cafe
1,752 SF
Exp 9/30/2024
Plaza 113
MedStar Health
20,773 SF
Exp 8/31/2031
Plaza
Plaza 100
Management Office
1,152 SF
Plaza 202
Lafayette Barber Shop
450 SF
Exp 7/31/2022
Plaza 150B
CFTC
2,936 SF
Exp 9/30/2025
Plaza 2-2
Int'l Center for Research on Women
195 SF
Exp 8/30/2027
Plaza 1-3
AT&T Corp
355 SF
Exp 3/31/2023
Plaza 1-2, 1-4, PH-4
Jackson & Campbell
1,066 SF
Exp 5/31/2020
Plaza Storage
2,683 SF
Plaza 1-6
LAZ Parking Mid-Atlantic
46 SF
MTM
Mall
Mall 200
Vacant
6,012 SF
Mall 100 & 300
Jackson & Campbell
5,194 SF
Exp 5/31/2020
Mall Storage
Vacant
175 SF
VACANT
BUILDING
MTM
2017 – 2018
2019 – 2020
2021 – 2022
2023+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

M STREET NW
2030 M STREET
2020 M STREET
2000 M STREET
1990 M STREET
3 BLDG
1 NORTH BLDG
1155 21ST STREET
HEARING ROOMS
1120 20TH STREET
1133 20TH STREET
2100 M STREET
21ST STREET NW
20TH STREET NW
OPEN BELOW 4TH FLOOR
1129 20TH STREET
1133 21ST STREET
1120 20TH STREET
2 BLDG
1 SOUTH BLDG
2101 L STREET
2055 L STREET
2021 L STREET
2001 L STREET
1111 20TH STREET
L STREET NW

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

Lafayette Centre
1120 20th Street Northwest and
1133 & 1155 21st Street Northwest
Washington, D.C. 20036
WEST END
CBD
FOGGY BOTTOM
GEORGE WASHINGTON UNIVERSITY
THE WHITE HOUSE
Lafayette Square
Rock Creek
Washington Circle
Dupont Circle
M STREET
L STREET
K STREET
PENNSYLVANIA AVENUE
MASSACHUSETTS AVENUE
CONNECTICUT AVENUE
NEW HAMPSHIRE AVENUE
RHODE ISLAND AVENUE
VIRGINIA AVENUE
US Dept of State
US Dept of the Interior
MARYLAND
VIRGINIA
DISTRICT OF COLUMBIA
MAP © 2017 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Washington, District of Columbia	Cut-off Date Principal Balance(3)	$80,250,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$306.22
Size (SF)	793,553	Percentage of Initial Pool Balance	7.4%
Total Occupancy as of 2/1/2017	86.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/1/2017	86.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1980-1986 / 2016	Mortgage Rate	4.2460%
Appraised Value	$404,000,000	Original Term to Maturity (Months)	121
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	121

Underwritten Revenues	$42,919,381
Underwritten Expenses	$18,370,764	Escrows
Underwritten Net Operating Income (NOI)	$24,548,617	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,752,854	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	60.1%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	56.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.35x / 2.27x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.1% / 9.8%	Other(4)	$3,572,450	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$243,000,000	59.6%	Purchase Price	$404,000,000	99.1%
Principal's New Cash Contribution	164,817,677	40.4	Reserves	3,572,450	0.9
Closing Costs	245,227	0.1

Total Sources	$407,817,677	100.0%	Total Uses	$407,817,677	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Lafayette Centre Whole Loan. See “—The Mortgage Loan” below.

(2)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $430,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $404,000,000 is 60.1%. See “—Appraisal” below.

(3)	The Cut-off Date Principal Balance of $80,250,000 represents the non-controlling note A-3 of a $243,000,000 whole loan evidenced by three pari passu notes.

(4)	Upfront other reserve represents approximately $2.25 million for tenant improvements and leasing commissions and approximately $1.3 million for free rent. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Lafayette Centre Loan”) is part of a whole loan (the “Lafayette Centre Whole Loan”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Washington, D.C. (the “Lafayette Centre Property”). The Lafayette Centre Loan (evidenced by note A-3), which represents a non-controlling interest in the Lafayette Centre Whole Loan, has an outstanding principal balance as of the Cut-off Date of $80,250,000 and represents approximately 7.4% of the Initial Pool Balance. The related companion loans (the “Lafayette Centre Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $162,750,000 and are evidenced as of the Cut-off Date by a $82,500,000 controlling note A-1 that was contributed to the GSMS 2017-GS5 transaction and a $80,250,000 non-controlling note A-2 that was contributed to the GSMS 2017-GS6 transaction. The Lafayette Centre Whole Loan was originated by Goldman Sachs Mortgage Company on February 21, 2017. The Lafayette Centre Whole Loan has an outstanding principal balance as of the Cut-off Date of $243,000,000, and each note has an interest rate of 4.2460% per annum. The borrower utilized the proceeds of the Lafayette Centre Whole Loan to acquire the Lafayette Centre Property, fund reserves and pay origination costs.

The Lafayette Centre Loan had an initial term of 121 months and has a remaining term of 115 months as of the Cut-off Date. The Lafayette Centre Loan requires interest only payments on each due date through the scheduled maturity date in March 2027. Voluntary prepayment of the Lafayette Centre Whole Loan is prohibited prior to the due date in November 2026. At any time after the second anniversary of the securitization Closing Date, the Lafayette Centre Whole Loan may be defeased in full (or partially defeased to cause the debt yield to equal 7% to avoid or end a Lafayette Centre Trigger Period as described below under “—Escrows”) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

■	The Mortgaged Property. The Lafayette Centre Property is a three-building, Class A office complex consisting of 793,553 SF located on approximately 2.5 acres in the Washington, D.C. central business district (“CBD”). The Lafayette Centre Property was built between 1980 and 1986, was most recently renovated in 2016 and it is LEED Gold certified. The Lafayette Centre Property is accessible from Northern Virginia via I-66, the George Washington Memorial Parkway, and it is approximately eight miles from Bethesda via Massachusetts Avenue.

The Lafayette Centre Property serves as the headquarters for the U.S. Commodity Futures Trading Commission (“CFTC”), an independent federal regulatory agency created by Congress in 1974. CFTC occupies 36.5% of the total SF and contributes 48.1% of the underwritten base rent (47.1% of underwritten total rent) pursuant to a lease that expires in September 2025. Other investment grade tenants at the property include two additional government services administration (“GSA”) tenants, MedStar Health, AT&T Corp, AON Services Corporation and Itochu International. Including CFTC and the GSA tenants, investment grade tenants at the Lafayette Centre Property occupy 70.8% of the total SF and contribute 82.0% of the underwritten base rent (83.1% of underwritten total rent). As of February 1, 2017, Total Occupancy and Owned Occupancy for the Lafayette Centre Property were both 86.3%.

An affiliate of a fund sponsored by Beacon Capital Partners, LLC (“Beacon”) acquired the Lafayette Centre Property in 2007 and has since managed the property and invested approximately $50.9 million in improvements, including common area renovations, new elevator cabs and system modernization, the addition of a tenant-only conference facility, fitness center, bike room, outdoor terrace seating, garage repairs, as well as new signage. The borrower utilized the proceeds of the Lafayette Centre Whole Loan to acquire the Lafayette Centre Property from an affiliate of Beacon. An affiliate of Beacon retained an equity interest in the borrower and is expected to continue to manage the Lafayette Centre Property. See “—The Borrower” below.

The following table presents certain information relating to office and retail tenants at the Lafayette Centre Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CFTC(2)	AAA / Aaa / AA+	289,295	36.5%	$15,955,622	48.1%	$55.15	9/30/2025	2, 5-year options
AT&T Corp(3)	A- / Baa1 / BBB+	83,721	10.6	4,281,181	12.9	51.14	3/31/2023	NA
MedStar Health(4)	A / A2 / A-	112,363	14.2	3,113,936	9.4	27.71	8/31/2031	3, 5-year options
Jackson & Campbell(5)	NR / NR / NR	49,469	6.2	2,863,204	8.6	57.88	5/31/2020	1, 10-year option
AON Service Corporation	BBB+ / Baa2 / A-	34,489	4.3	1,935,868	5.8	56.13	2/29/2020	NA
GSA – OSHRC(6)	AAA / Aaa / AA+	28,746	3.6	1,239,466	3.7	43.12	4/23/2018	1, 5-year option
Int'l Center for Research on Women(7)	NR / NR / NR	16,194	2.0	790,392	2.4	48.81	9/30/2027	1, 5-year option
The Philanthropy Roundtable	NR / NR / NR	10,495	1.3	516,354	1.6	49.20	6/30/2027	1, 5-year option
B'nai B'rith International	NR / NR / NR	10,854	1.4	508,453	1.5	46.84	6/30/2026	1, 5-year option
GSA – ACUS(8)	AAA / Aaa / AA+	7,744	1.0	385,353	1.2	49.76	8/08/2020	NA
Ten Largest Tenants		643,370	81.1%	$31,589,828	95.2%	$49.10
Remaining Owned Tenants		41,422	5.2	1,593,404	4.8	38.47
Vacant Space		108,761	13.7	0	0.0	0.00
Totals / Wtd. Avg. Tenants		793,553	100.0%	$33,183,232	100.0%	$48.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	CFTC is permitted to terminate its lease (with payment of a termination fee equal to the then-unamortized transaction cost) if Congress makes no funds available to the CFTC from which payments for the purposes of leasing space can be made. The lease can also be terminated by CFTC upon 180 days prior written notice for the convenience of the Federal Government if the statutory mission of the CFTC is no longer performed by the CFTC.

(3)	AT&T Corp is permitted to terminate its lease any time after March 2020, if and only if four or more windows on the west side of the building are blocked, or a future development is built within 10 feet of the west side windows on floors 4, 8, and 10.

(4)	MedStar Health has a one-time option to terminate its lease effective September 30, 2026 with 20-months’ notice and payment of an approximately $9.4 million termination fee. MedStar Health pays reimbursements on a triple-net basis with an underwritten base rent of $27.71 per SF and an underwritten total rent of $44.73 per SF.

(5)	Jackson & Campbell sublets 7,325 SF on the 2nd floor to Sanametrix, Inc. and 3,396 SF on the 4th floor to the Association of Farmworker Opportunity Programs.

(6)	GSA – OSHRC is the Occupational Safety and Health Review Commission.

(7)	Int'l Center for Research on Women is permitted to terminate its lease on March 31, 2024 with 15 months’ notice and payment of a termination fee equal to the then-unamortized transaction cost.

(8)	GSA – ACUS is the Administrative Conference of the United States.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

The following table presents certain information relating to the lease rollover schedule at the Lafayette Centre Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	46	0.0%	0.0%	$0	0.0%	$0.00	1
2017	2,029	0.3	0.3%	56,258	0.2	27.73	1
2018	39,116	4.9	5.2%	1,769,196	5.3	45.23	4
2019(2)	0	0.0	5.2%	8,806	0.0	0.00	1
2020(2)	91,702	11.6	16.7%	5,190,425	15.6	56.60	4
2021	0	0.0	16.7%	0	0.0	0.00	0
2022(2)	450	0.1	16.8%	54,926	0.2	122.06	2
2023	83,974	10.6	27.4%	4,342,962	13.1	51.72	2
2024	1,752	0.2	27.6%	85,446	0.3	48.77	1
2025	296,459	37.4	65.0%	16,227,854	48.9	54.74	2
2026(2)	10,854	1.4	66.3%	517,453	1.6	47.67	2
2027	32,689	4.1	70.5%	1,518,921	4.6	46.47	3
2028 & Thereafter(3)	125,721	15.8	86.3%	3,410,986	10.3	27.13	5
Vacant	108,761	13.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	793,553	100.0%		$33,183,232	100.0%	$48.46	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes one antenna tenant with no SF attributed.

(3)	Includes a Fitness Center (4,568 SF) and Management Office (1,152 SF) with no Underwritten Base Rent attributed.

The following table presents certain information relating to historical occupancy at the Lafayette Centre Property:

Historical Leased %(1)

2014	2015	2016	TTM 3/31/2017
84.7%	80.3%	80.0%	83.4%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to historical operating performance and the Underwritten Net Cash Flow at the Lafayette Centre Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 3/31/2017	Underwritten(2)(3)	Underwritten $ per SF
Base Rental Revenue	$30,564,052	$30,862,460	$30,258,981	$31,248,898	$33,183,232	$41.82
Contractual Rent Steps(4)	0	0	0	0	2,965,653	3.74
Total Reimbursement Revenue	1,505,665	1,673,627	2,647,736	3,820,002	5,054,488	6.37
Gross Up Vacancy	0	0	0	0	4,713,999	5.94
Parking Revenue	999,520	1,166,200	1,218,312	1,318,341	1,342,791	1.69
Other Revenue	317,781	231,472	365,618	373,217	373,217	0.47
Gross Revenue	$33,387,018	$33,933,759	$34,490,647	$36,760,458	$47,633,380	$60.03
Vacancy Loss	0	0	0	0	(4,713,999)	(5.94)
Effective Gross Revenue	$33,387,018	$33,933,759	$34,490,647	$36,760,458	$42,919,381	$54.09
Real Estate Taxes	5,671,418	6,285,009	6,624,389	7,092,361	8,173,580	10.30
Insurance	148,737	142,311	134,479	133,678	133,678	0.17
Utilities	2,283,815	2,323,481	2,212,530	2,168,962	2,012,148	2.54
Repairs & Maintenance	2,297,825	2,101,774	2,463,281	2,601,999	2,601,999	3.28
Janitorial	1,071,561	1,101,973	1,055,005	1,082,208	1,082,208	1.36
Management Fee	926,918	903,185	891,277	1,053,086	1,000,000	1.26
Payroll (Office, Security, Maintenance)	1,158,630	1,320,310	1,263,577	1,333,594	1,374,914	1.73
Marketing	59,472	88,826	200,677	181,755	140,370	0.18
General and Administrative - Direct	850,132	871,991	906,661	875,611	875,611	1.10
Other Expenses	460,929	594,522	828,271	856,956	976,256	1.23
Total Operating Expenses	$14,929,437	$15,733,382	$16,580,147	$17,380,210	$18,370,764	$23.15

Net Operating Income	$18,457,581	$18,200,377	$17,910,500	$19,380,248	$24,548,617	$30.94
Tenant Improvements	0	0	0	0	508,120	0.64
Leasing Commissions	0	0	0	0	254,060	0.32
Replacement Reserves	0	0	0	0	33,583	0.04
Net Cash Flow	$18,457,581	$18,200,377	$17,910,500	$19,380,248	$23,752,854	$29.93

(1)	Certain items such as free rent, bad debt, prepaid rent, termination fee income, interest income and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The increase in underwritten cash flow from the TTM period is primarily the result of new leasing activity, including a triple-net lease for MedStar Health (112,363 SF) that began in July 2016.

(3)	Underwritten cash flow is based on contractual rents as of February 1, 2017 and contractual rent steps through February 28, 2018.

(4)	Underwritten contractual rent steps reflects the net present value of future contractual rent steps for credit rated tenants through the end of their lease terms (excluding any rent steps already captured in Underwritten Base Rental Revenue), using a discount rate of 7.0%.

■	Appraisal. According to the appraisal, the Lafayette Centre Property had a total “as-is” appraised value of $404,000,000 as of December 14, 2016 and an “as stabilized” appraised value of $430,000,000 as of December 14, 2018, which assumes a stabilized occupancy of 95.0%.

■	Environmental Matters. According to a Phase I environmental report, dated December 28, 2016, there are no recognized environmental conditions or recommendations for further action at the Lafayette Centre Property other than the implementation of an operations and maintenance plan for asbestos containing materials.

■	Market Overview and Competition. The Lafayette Centre Property is located in the Washington, D.C. CBD office submarket. As of the third quarter of 2016, the CBD submarket contained approximately 38.5 million of total office SF and a vacancy rate of 9.5%.

District of Columbia Office Market Statistics(1)

	Capitol Hill	Capitol Riverfront	CBD	East End	Georgetown	NOMA	Southwest	Uptown	West End	Washington, DC Total
No. of Buildings	31	11	232	199	22	42	34	72	18	661
Inventory (SF)	4,683,182	3,713,258	38,486,683	43,033,182	2,619,104	10,883,057	11,853,498	6,417,967	2,841,021	124,530,952
Direct Vacancy Rate	13.4%	15.3%	9.5%	13.4%	7.5%	8.6%	12.1%	17.4%	12.6%	11.8%
3Q 2016 Net Absorption (SF)	(32,237)	(123,375)	161,511	(33,101)	11,523	68,069	(108,354)	10,992	(4,917)	(49,889)
YTD 2016 Net Absorption (SF)	(170,355)	(126,986)	411,630	(144,893)	12,865	117,765	90,577	(38,028)	24,954	177,529
Avg. Asking Rental Rate	$59.71	$46.81	$54.13	$57.01	$44.08	$48.88	$48.42	$41.27	$52.09	$52.68

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

The following table presents certain information relating to the primary competition for the Lafayette Centre Property:

Competitive Set(1)

	1800 M Street NW	1111 19th Street NW	1050 Connecticut Avenue NW	1150 18th Street NW	1850 M Street, NW	1200 New Hampshire Avenue NW
Class	A	B	A	A	A-	A
Stories	10	12	12	10	12	8
Year Built / Renovated	1975 / 2013	1979 / NAP	1982 / NAP	1990 / NAP	1986 / NAP	1980 / NAP
Net Rentable Area (SF)	535,253	271,251	708,753	166,518	242,375	291,253
Occupancy	90%	81%	96%	99%	100%	100%
Rental Rate per (SF)	$55.00	$54.00 – $59.00	NAV	$53.00	NAV	$38.00
Reimbursements	Full Service	Full Service + Base Year	Full Service + Base Year	Full Service + Base Year	Base Year Stop	Full Service

(1)	Source: Appraisal.

■	The Borrower. The borrower is LCPC Lafayette Property LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lafayette Centre Whole Loan. Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the Lafayette Centre Whole Loan. The borrower sponsor is DC REIT Lafayette LLC, the owner of the borrower.

The borrower is indirectly wholly-owned by a joint venture between and among affiliates of Beacon, affiliates of GIC Private Limited (“GIC”), and Korea Investment Corporation, a corporation organized under the laws of the Republic of Korea (“KIC”). Affiliates of Beacon indirectly own an approximately 2.5% interest in the borrower, affiliates of GIC indirectly own an approximately 48.75% interest in the borrower, and KIC indirectly owns an approximately 48.75% interest in the borrower. GIC is a global investment firm with over $100 billion of assets under management in more than 40 countries worldwide. KIC is a global investment firm with over $100 billion of assets under management in more than 50 countries worldwide.

■	Escrows. On the origination date, the borrower funded an unfunded obligations account in the amount of $3,572,450 in connection with tenant improvement and leasing commission obligations of the borrower and free rent attributable to various tenants. Of the unfunded obligations, approximately $2.0 million was reserved for tenant improvements for Int’l Center for Research on Women, InsideNGO and DC Chamber of Commerce tenants. Approximately $251,000 was reserved for leasing commissions, primarily related to DC Chamber of Commerce, Int’l Center for Research on Women and The Philanthropy Roundtable. In addition, approximately $1.3 million was reserved for free rent primarily for MedStar Health, InsideNGO, The Philanthropy Roundtable and DC Chamber of Commerce.

On each due date during the continuance of a Lafayette Centre Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a capital expenditure reserve in an amount equal to $16,532 and (iii) during a Lafayette Centre Trigger Period pursuant to clause (i) or (ii) of the definition thereof set forth below unless otherwise provided in the related loan documents, a tenant improvements and leasing commissions reserve in an amount equal to $99,194.

In addition, on each due date during the continuance of a Lafayette Centre Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

A “Government Lease Trigger Period” means, unless the borrower has entered into qualifying replacement leases and/or a CFTC lease renewal acceptable to the lender of at least 239,000 SF at the Lafayette Centre Property (each, a “Government Re-Leasing Condition”), the period commencing on the date that is 18 months prior to the termination of the CFTC government lease, whether at its scheduled expiration in September 2025 or upon such earlier termination as may be agreed to by the parties to such lease, and ending on the earlier to occur of (i) the date on which the sum of (x) the aggregate amount deposited into the government tenant leasing reserve account without taking into account amounts previously disbursed from such account, plus (y) equity paid by the borrower pursuant to the loan documents, equals the product of (a) $50, times (b) the square footage to be vacated by the tenant under the CFTC government lease, excluding any square footage that has been re-leased by the borrower pursuant to one or more qualifying replacement leases and/or a CFTC lease renewal acceptable to the lender or (ii) the date the Government Re-Leasing Condition has been satisfied.

A “Lafayette Centre Trigger Period” means (i) commencing with the fiscal quarter ending December 2017, any period commencing as of the last day of the second of any two consecutive fiscal quarters during which the debt yield based on net operating income (as calculated under the related loan documents) is less than 7.00%, and ending at the conclusion of the second consecutive fiscal quarter for which the debt yield for each such fiscal quarter is equal to or greater than 7.00%, (ii) commencing 15 business days following the borrower’s receipt of written notice of its failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Lafayette Centre Trigger Period is ongoing and (iii) a Government Lease Trigger Period.

■	Lockbox and Cash Management. The Lafayette Centre Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Lafayette Centre Property and all other money received by the borrower or the property manager with respect to the Lafayette Centre Property (other than tenant termination fees and tenant security deposits) be deposited into such lockbox account by the end of the second business day following receipt. At the end of each business day, all funds in the lockbox account are required to be swept into (a) if no Lafayette Centre Trigger Period or event of default under the Lafayette Centre Whole Loan is continuing, the borrower’s operating account, or (b) during the continuance of a Lafayette Centre Trigger Period or event of default under the Lafayette Centre Whole Loan, the cash management account. Upon termination of a Lafayette Centre Trigger Period, so long as no event of default is continuing under the Lafayette Centre Whole Loan, all funds in the cash management account (other than any funds required to be held in reserve by the lender) are required to be transferred into a borrower-controlled operating account.

On each due date during the continuance of a Lafayette Centre Trigger Period or, at the lender’s discretion, during an event of default under the Lafayette Centre Whole Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in (i) an excess cash flow reserve account with respect to a Lafayette Centre Trigger Period other than a Government Lease Trigger Period, and (ii) a government tenant leasing reserve with respect to a Government Lease Trigger Period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LAFAYETTE CENTRE

■	Property Management. The Lafayette Centre Property is managed by LCPC Lafayette Property Manager LLC, which is an affiliate of the borrower and Laz Parking Mid-Atlantic, LLC, which is not an affiliate of the borrower, pursuant to separate management agreements. Under the related loan documents, the Lafayette Centre Property is required to remain managed by LCPC Lafayette Property Manager LLC and Laz Parking Mid-Atlantic, LLC or any other management company specified in the related loan documents or otherwise approved by the lender in accordance with the related loan documents and (in the case of replacement of LCPC Lafayette Property Manager LLC with a management company requiring the lender’s approval) with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Lafayette Centre Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or similar subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full replacement cost of the Lafayette Centre Property (plus 18 months of business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Lafayette Centre Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Lafayette Centre Property are separately allocated to the Lafayette Centre Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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LOMA LINDA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

MAP © 2017 CARTIFACT
SAN BERNARDINO INTERNATIONAL AIRPORT
San Bernardino
EAST VALLEY
NORTH NORTON
Colton
Redlands
Loma Linda
26001 Redlands Boulevard
Loma Linda, CA 92373
REDLANDS BLVD
NORTH CENTRAL
SOUTH POINTE
VALLEY VIEW
E COLTON AVE
Veterans Administration Hospital Loma Linda
Loma Linda University Medical Center
BARTON RD
Loma Linda

BUR
Burbank
Pasadena
Glendale
Azusa
Claremont
Rialto
San Bernardino
Arcadia
Irwindale
San Dimas
Upland
Rancho Cucamonga
Fontana
Beverly Hills
West Hollywood
Alhambra
Santa Monica
Los Angeles
Monterey Park
West Covina
Walnut
Pomona
Ontario
ONT
Colton
Redlands
Loma Linda
Culver City
Vernon
Montebello
Diamond Bar
Chino
Jurupa Valley
Marina Del Rey
LAX
South Gate
Santa Fe Springs
Whittier
Chino Hills
Eastvale
Riverside
El Segundo
Downey
La Habra
Brea
Norco
Moreno Valley
Manhattan Beach
Lynwood
Norwalk
Yorba Linda
Carson
Fullerton
Placentia
Corona
Torrance
Lakewood
Cerritos
Anaheim
LGB
Buena Park
Villa Park
Cypress
Lomita
Garden Grove
Orange
Perris
Long Beach
Rancho Palos Verdes
Seal Beach
Westminster
Santa Ana
Tustin
Fountain Valley
Huntington Beach
Irvine
Pacific Ocean
SNA
Costa Mesa
Newport Beach
Lake Forest
Rancho Santa Margarita
Lake Elsinore
Menifee

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Loma Linda, California	Cut-off Date Principal Balance(2)	$80,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$389.18
Size (SF)	327,614	Percentage of Initial Pool Balance	7.4%
Total Occupancy as of 6/30/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate	3.5900%
Appraised Value	$215,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$16,100,842
Underwritten Expenses	$4,038,819	Escrows
Underwritten Net Operating Income (NOI)	$12,062,023	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,860,043	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	59.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	59.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.60x / 2.56x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.5% / 9.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$127,500,000	59.7%	Purchase Price(3)	$212,500,000	99.5%
Principal’s New Cash Contribution	85,973,286	40.3	Closing Costs	973,286	0.5

Total Sources	$213,473,286	100.0%	Total Uses	$213,473,286	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Loma Linda Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $80,000,000 represents the controlling note A-1 of the $127,500,000 Loma Linda Whole Loan. See “—The Mortgage Loan” below.

(3)	The proceeds from the Loma Linda Whole Loan were used to purchase the Loma Linda Property. The borrower sponsor purchased the entity that owned the Loma Linda Property in June 2017 for $212,500,000.

■	The Mortgage Loan. The mortgage loan (the “Loma Linda Loan”) is part of a whole loan (the “Loma Linda Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower's fee simple interest in a medical office property located in Loma Linda, California (the “Loma Linda Property”). The Loma Linda Loan (evidenced by note A-1), which represents a controlling interest in the Loma Linda Whole Loan, has an outstanding principal balance as of the Cut-off Date of $80,000,000 and represents approximately 7.4% of the Initial Pool Balance. The related companion loan (the “Loma Linda Companion Loan”), evidenced by non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $47,500,000. The Loma Linda Whole Loan was originated by Goldman Sachs Mortgage Company on June 28, 2017. The Loma Linda Companion Loan is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions. The Loma Linda Whole Loan has an original principal balance of $127,500,000 and each note has an interest rate of 3.5900% per annum. The borrower utilized the proceeds of the Loma Linda Whole Loan in connection with the acquisition of the Loma Linda Property and to pay origination costs.

The Loma Linda Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Loma Linda Loan requires interest only payments on each due date through the scheduled maturity date in July 2027. Voluntary prepayment of the Loma Linda Whole Loan is prohibited prior to the due date in March 2027. At any time after the earlier to occur of (a) the third anniversary of the origination date of the Loma Linda Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Loma Linda Whole Loan is deposited, the Loma Linda Whole Loan may be defeased in full (or partially defeased to cause the debt yield to exceed 6.55% to avoid or end a Loma Linda Trigger Period as described below under “—Escrows”) with direct, non-callable obligations of the United States of America.

■	The Mortgaged Property. The Loma Linda Property is a 327,614 SF medical office property located in Loma Linda, California. Constructed in 2016, the Loma Linda Property was a build-to-suit for the US Dept. of Veterans Affairs, a governmental agency focused on providing medical services to America’s military veterans. The Loma Linda Property was constructed to have a central core with four distinct, rectangular wings that project from this central core. Each of the wings share a central lobby, with wide corridors running along the edge of each wing, providing waiting areas and access to the various clinic spaces. Additionally, the Loma Linda Property features 2,041 parking spaces.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

The Loma Linda Property is located at 26001 Redlands Boulevard in Loma Linda, California, at the intersection of Redlands Boulevard and Bryn Mawr Avenue. The Loma Linda Property is 0.25 miles south of Interstate 10 and approximately 60 miles east of downtown Los Angeles. The Loma Linda Property features ample ingress and egress point with five driveways providing access. Approximately 2.4 miles away is the Veterans Administration Hospital Loma Linda.

The following table presents certain information relating to the sole tenant at the Loma Linda Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
US Dept. of Veterans Affairs	AAA / Aaa / AA+	327,614	100.0%	$11,939,198	100.0%	$36.44	5/26/2036	NA
Totals / Wtd. Avg. Tenant		327,614	100.0%	$11,939,198	100.0%	$36.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Loma Linda Property based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter	327,614	100.0	100.0%	11,939,198	100.0	36.44	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total/Wtd. Avg.	327,614	100.0%		$11,939,198	100.0%	$36.44	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical occupancy at the Loma Linda Property:

Historical Leased %(1)

As of 6/30/2017
100.0%

(1)	As provided by the borrower. The Loma Linda Property was constructed in 2016 and has been fully leased since the current lease commenced in May 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Loma Linda Property:

Cash Flow Analysis(1)

	In-Place	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$11,939,198	$11,939,198	$36.44
Contractual Rent Steps	0	2,990,091	9.13
Total Reimbursement Revenue	1,396,026	1,396,026	4.26
Gross Revenue	$13,335,224	$16,325,315	$49.83
Vacancy Loss	0	(224,473)	(0.69)
Effective Gross Revenue	$13,335,224	$16,100,842	$49.15
Real Estate Taxes	2,736,619	2,736,619	8.35
Insurance	353,729	353,729	1.08
Utilities	29,968	29,968	0.09
Repairs & Maintenance	388,772	388,772	1.19
Janitorial	60,510	60,510	0.18
Management Fee	443,216	443,216	1.35
General and Administrative – Direct	1,005	1,005	0.00
Other Expenses	25,000	25,000	0.08
Total Operating Expenses	$4,038,819	$4,038,819	$12.33

Net Operating Income	$9,296,405	$12,062,023	$36.82
Replacement Reserves	201,980	201,980	0.62
Net Cash Flow	$9,094,425	$11,860,043	$36.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of June 30, 2017 and contractual rent steps through August 2018.

■	Appraisal. According to the appraisal dated June 15, 2017, the Loma Linda Property had an “as-is” appraised value of $215,000,000.

■	Environmental Matters. According to a Phase I environmental report dated March 22, 2017, there are no recognized environmental conditions or recommendations for further action at the Loma Linda Property.

■	Market Overview and Competition. The Loma Linda Property is located on Redlands Boulevard in Loma Linda, California, in the East San Bernardino medical office submarket. As of the fourth quarter of 2016, the East San Bernardino medical office submarket reported a total supply of approximately 2.51 million SF, with a 13.4% vacancy rate. As of 2016, the estimated population within a one-, three- and five-mile radius of the Loma Linda Property was 12,795, 54,341 and 215,583, respectively. The 2016 estimated average household income within the same radii was $73,209, $76,898 and $65,859, respectively.

The following table presents certain information relating to the primary competition for the Loma Linda Property:

Comparable Office Sales(1)

Property Name	Location (City, State)	Transaction Date	Year Built	SF	Actual Sale Price	Price per SF	Overall Capitalization Rate	Occupancy
Loma Linda	Loma Linda, California	March 2017	2016	327,614	$212,500,000	$649	5.50%	100.0%
Army Corp Engineer Building	Vicksburg, Mississippi	November 2016	1996	170,693	$37,000,000	$217	6.92%	100.0%
Austin VA Outpatient Clinic	Austin, Texas	November 2016	2013	275,000	$160,000,000	$582	5.31%	100.0%
NIAID Building	Rockville, Maryland	August 2016	2014	490,998	$177,846,000	$362	6.25%	100.0%
Office Building	El Segundo, California	July 2016	2009	32,980	$31,340,000	$950	6.74%	100.0%
Baltimore FBI	Baltimore, Maryland	December 2015	2004	155,755	$59,900,000	$385	5.90%	100.0%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

■	The Borrower. The borrower is WI Loma Linda, LLC, a Delaware single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Loma Linda Whole Loan. The non-recourse carveout guarantor is Easterly Government Properties LP, an indirect owner of the borrower.

■	Escrows. On each due date, during the continuance of a Loma Linda Trigger Period, the borrower is required to fund certain reserve accounts including but not limited to (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a capital expenditure reserve in an amount equal to the excess, if any, of (A) the greater of (x) the amount required to be reserved by the borrower for capital repairs and replacements in the funded maintenance account pursuant to the US Dept. of Veterans Affairs lease divided by twelve and (y) an amount equal to $0.25 per gross SF of the Loma Linda Property (i.e., 345,600 SF plus any additional square footage subsequently added to the Loma Linda Property hereafter) divided by twelve over (B) the amount required to be reserved by the borrower for capital repairs and replacements in the funded maintenance account pursuant to such lease and (iii) a tenant improvements and leasing commissions reserve in an amount equal to $1.50 per gross SF of the Loma Linda Property (i.e., 345,600 SF plus any additional square footage subsequently added to the Loma Linda Property) divided by twelve.

Furthermore, to avoid or end a Loma Linda Trigger Period, the borrower is permitted to partially defease the Loma Linda Whole Loan as described above under “—The Mortgage Loan” or deposit into a net operating income reserve account, cash or a letter of credit in an amount that would cause the debt yield to exceed 6.55%.

In addition, on each due date during the continuance of a Loma Linda Trigger Period or an event of default under the Loma Linda Whole Loan, the related loan documents require an excess cash flow reserve as discussed under
“—Lockbox and Cash Management” below.

A “Loma Linda Trigger Period” means any period commencing (i) as of the last day of any fiscal quarter during which the debt yield (as calculated under the related loan documents) is less than 6.55%, and ending at the conclusion of the second consecutive fiscal quarter for which the debt yield for each such fiscal quarter is equal to or greater than 6.55% or (ii) after borrower fails to deliver any required monthly, quarterly or annual financial report and such failure remains uncured for 10 business days after the borrower receives written notice of such failure and ending when such reports are delivered and such reports indicate that no other Loma Linda Trigger Period is ongoing.

■	Lockbox and Cash Management. The Loma Linda Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Loma Linda Property and all other money received by the borrower or the property manager with respect to the Loma Linda Property (other than tenant security deposits) be deposited into such lockbox account by the end of the first business day following receipt. For so long as no Loma Linda Trigger Period or event of default under the Loma Linda Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Loma Linda Trigger Period or an event of default under the Loma Linda Whole Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Loma Linda Trigger Period or, at the lender’s discretion, during an event of default under the Loma Linda Whole Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved, if any, in an excess cash flow reserve account.

■	Property Management. The Loma Linda Property is currently managed by Colliers International Real Estate Management Services (CA), Inc., pursuant to a management agreement. Under the related loan documents, the Loma Linda Property is required to remain managed by Colliers International Real Estate Management Services (CA), Inc. or any other management company approved by the lender in accordance with the related loan

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

documents and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Loma Linda Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full replacement cost of the Loma Linda Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Loma Linda Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Loma Linda Property are separately allocated to the Loma Linda Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

Yonkers
Glen Cove
Port Washington
Muttontown
Melville
New York
MANHATTAN
East Meadow
Deer Park
Queens
Hempstead
West Babylon
Freeport
BROOKLYN
Atlantic Ocean
Jericho
NORTHERN STATE PKWY
NORTHERN STATE PKWY
Plainview
Melville
Hicksville
Wyandanch
Bethpage
Farmingdale
REPUBLIC AIRPORT
SOUTHERN STATE PKWY
South Farmingdale
Levittown
1
2
3

Long Island Prime Portfolio - Melville

#	PROPERTY NAME	ADDRESS	CITY/STATE	ZIP CODE
1	68 South Service Road	68 South Service Road	Melville, NY	11747
2	58 South Service Road	58 South Service Road	Melville, NY	11747
3	48 South Service Road	48 South Service Road	Melville, NY	11747

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		GSMC
Location (City/State)	Melville, New York	Cut-off Date Principal Balance(2)		$72,300,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$155.14
Size (SF)	776,720	Percentage of Initial Pool Balance		6.7%
Total Occupancy as of 4/20/2017	93.5%	Number of Related Mortgage Loans(3)		2
Owned Occupancy as of 4/20/2017	93.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1986, 2002, 2006 / 1998	Mortgage Rate		4.4000%
Appraised Value	$206,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$26,717,721
Underwritten Expenses	$9,448,015	Escrows
Underwritten Net Operating Income (NOI)	$17,269,707		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,027,807	Taxes	$537,224	$268,612
Cut-off Date LTV Ratio(1)	58.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	58.5%	Replacement Reserves	$0	$14,871
DSCR Based on Underwritten NOI / NCF(1)	3.21x / 2.98x	TI/LC	$4,200,000	$89,229
Debt Yield Based on Underwritten NOI / NCF(1)	14.3% / 13.3%	Other(4)	$2,903,067	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$120,500,000	66.1%	Loan Payoff	$169,132,272	92.8%
Mezzanine Loan Amount(5)	30,125,000	16.5	Reserves	7,640,292	4.2
Preferred Equity(5)	27,110,470	14.9	Closing Costs	5,447,898	3.0
Principal’s New Cash Contribution	4,484,992	2.5

Total Sources	$182,220,462	100.0%	Total Uses	$182,220,462	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Long Island Prime Portfolio - Melville Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $72,300,000 represents the controlling note A-1 of the $120,500,000 Long Island Prime Portfolio - Melville Whole Loan.

(3)	The borrower sponsor for the Long Island Prime Portfolio - Melville Loan is also the borrower sponsor for the Long Island Prime Portfolio - Uniondale Loan.

(4)	See “—Escrows” below.

(5)	See “—Mezzanine or Secured Subordinate Indebtedness” and “—Preferred Equity” below.

■	The Mortgage Loan. The mortgage loan (the “Long Island Prime Portfolio - Melville Loan”) is part of a whole loan (the “Long Island Prime Portfolio - Melville Whole Loan”) evidenced by two pari passu notes that are secured by a first mortgage encumbering the borrowers’ fee simple interest in a portfolio of office properties located in Melville, New York (the “Long Island Prime Portfolio - Melville Properties”). The Long Island Prime Portfolio - Melville Whole Loan was co-originated by Goldman Sachs Mortgage Company and Barclays Bank PLC on June 6, 2017. The controlling note A-1 evidencing the Long Island Prime Portfolio - Melville Loan has an outstanding principal balance as of the Cut-off Date of $72,300,000 and represents 6.7% of the Initial Pool Balance. The non-controlling note A-2 with an outstanding principal balance as of the Cut-off Date of $48,200,000 was contributed to the WFCM 2017-C38 securitization transaction. The Long Island Prime Portfolio - Melville Whole Loan has an outstanding principal balance as of the Cut-off Date of $120,500,000 and each note has an Long Island Prime Portfolio-Melville Whole Loan to refinance existing debt on the Long Island Prime Portfolio - Melville Properties, fund reserves and pay origination costs.

The Long Island Prime Portfolio - Melville Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Long Island Prime Portfolio - Melville Whole Loan requires interest only payments during its term. The scheduled maturity date of the Long Island Prime Portfolio - Melville Whole Loan is the due date in June 2027. Voluntary prepayment of the Long Island Prime Portfolio - Melville Whole Loan is prohibited prior to the due date in December 2026. Provided no event of default under the related loan documents has occurred and is continuing, after the second anniversary of the securitization Closing Date, the Long Island Prime Portfolio - Melville Whole Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

Long Island Prime Portfolio - Melville Total Debt

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the “as-is” appraised value of the Long Island Prime Portfolio - Melville Properties.

■	The Mortgaged Properties. The Long Island Prime Portfolio - Melville Properties consist of three Class A office properties (48, 58 and 68 South Service Road) located in Melville, New York, on Long Island, approximately 30.0 miles east of Manhattan. Constructed from 1986 to 2006, the Long Island Prime Portfolio - Melville Properties total 776,720 SF. The Long Island Prime Portfolio - Melville Properties feature amenities including 24-hour/7-day access, an on-site cafe and a fitness center. Additionally, the 68 South Service Road property and the 58 South Service Road property both feature a conference/training facility, as well as concierge services.

The Long Island Prime Portfolio - Melville Properties are located along South Service Road in Melville, New York which is in Suffolk County, Long Island. South Service Road runs parallel to and is immediately accessible from Interstate 495 (also known as the Long Island Expressway), which connects Manhattan to Nassau and Suffolk counties in Long Island. The Long Island Prime Portfolio - Melville Properties are accessible by the Long Island Rail Road, via the Port Jefferson and Ronkonkoma branches. Both the Port Jefferson and Ronkonkoma branches make stops in Huntington, Farmingdale, Pinelawn and Wyandanch, and directly connect to Penn Station.

The Long Island Prime Portfolio - Melville Properties are leased to 40 unique tenants (excluding subleased tenants) across a spectrum of industries, including the legal, insurance, financial services, telecommunications and transportation industries. No single tenant, other than Citibank N.A. (“Citibank”) (26.1% of net rentable area and 27.6% of annual in-place underwritten base rent), represents more than 6.5% of net rentable area or 8.5% of annual in-place underwritten base rent of the Long Island Prime Portfolio - Melville Properties. The largest tenants at the Long Island Prime Portfolio - Melville Properties include Citibank at the 68 South Service Road property (27.6% of underwritten base rent), Morgan Stanley Smith Barney at the 58 South Service Road property (8.5% of underwritten base rent) and HQ Global Workplaces LLC at the 68 South Service Road property (7.0% of underwritten base rent). Approximately 64.6% of Citibank space is currently subleased to a variety of tenants, including Anchor Group Management Inc., TNT USA Inc., Wachovia Securities LLC (Wells Fargo), RUI Credit Services Inc., NAPA Management Services Corporation and Foa & Son Corporation. As of April 20, 2017, the Long Island Prime Portfolio - Melville Properties were 93.5% occupied by 40 tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

The following table presents certain information relating to the Long Island Prime Portfolio - Melville Properties:

Property Name	Cut-off Date Allocated Loan Amount	% of Portfolio Cut-off Date Balance	Total GLA	Occupancy	Year Built	“As-is” Appraised Value	UW NCF
68 South Service Road	$35,100,000	48.5%	323,292	98.9%	2006	$100,000,000	$7,464,542
58 South Service Road	29,820,000	41.2	309,262	88.3	2002	85,000,000	6,783,410
48 South Service Road	7,380,000	10.2	144,166	92.4	1986	21,000,000	1,779,855
Total / Wtd. Avg.	$72,300,000	100.0%	776,720	93.5%		$206,000,000	$16,027,807

The following table presents certain information relating to the major tenants at the Long Island Prime Portfolio - Melville Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Citibank(2)	A / Baa1 / BBB+	202,930	26.1%	$6,530,257	27.6%	$32.18	3/31/2022	2, 5-year options
Morgan Stanley Smith Barney	A / A3 / BBB+	50,359	6.5	2,014,398	8.5	40.00	11/30/2023	1, 5-year option
HQ Global Workplaces LLC	NR / NR / NR	35,522	4.6	1,659,553	7.0	46.72	1/31/2019	2, 5-year options
Jackson Lewis P.C.	NR / NR / NR	29,385	3.8	1,029,248	4.3	35.03	12/31/2025	1, 5-year option
Signature Bank(3)	NR / NR / NR	24,772	3.2	1,018,849	4.3	41.13	2/29/2024	1, 5-year option
RGRD New York Leasing Corp(4)	NR / NR / NR	21,793	2.8	865,470	3.7	39.71	12/31/2019	2, 5-year options
UBS Financial Services Inc. (5)	NR / NR / A-	23,493	3.0	792,478	3.3	33.73	3/31/2028	2, 5-year options
Wells Fargo Bank N.A.(6)	AA- / A2 / A	19,102	2.5	663,654	2.8	34.74	3/31/2022	1, 5-year option
Bouchard Transportation Co.	NR / NR / NR	19,732	2.5	656,408	2.8	33.27	10/31/2018	2, 5-year options
World Wide Specialty Programs(7)	NR / NR / NR	17,771	2.3	633,810	2.7	35.67	6/30/2026	NA
Ten Largest Tenants		444,859	57.3%	$15,864,126	67.0%	$35.66
Remaining Tenants		281,198	36.2	7,809,298	33.0	27.77
Vacant Spaces		50,663	6.5	0	0.0	0.00
Total / Wtd. Avg. Tenants		776,720	100.0%	$23,673,424	100.0%	$32.61

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Citibank is currently in occupancy of 71,838 SF of space expiring March 31, 2022. Citibank subleases 131,092 SF of space expiring March 31, 2022 ($32.78 per SF) to: (i) Anchor Group Management Inc. (32,625 SF), (ii) TNT USA Inc. (26,515 SF), (iii) Wachovia Securities LLC (Wells Fargo) (23,788 SF), (iv) Napa Management Services Corporation (23,782 SF), (v) RUI Credit Services Inc. (14,750 SF) and (vi) Foa & Son Corporation (9,632 SF).
(3)	Signature Bank has 300 SF of storage space ($19.00 per SF) expiring September 30, 2018 and 24,472 SF ($41.40 per SF) expiring on February 29, 2024.
(4)	RGRD New York Leasing Corp has the one-time right to terminate its lease for storage space (9,984 SF, $40.82 base rent per SF) with nine months’ notice.
(5)	UBS Financial Services Inc. has the one-time right to terminate its lease after February 28, 2025 with 12 months’ notice and payment of a termination fee.
(6)	Wells Fargo Bank N.A. has the one-time right to terminate its expansion space (5,688 SF) and/or its first floor space (13,413 SF), after January 31, 2021 with 12 months’ notice and payment of a termination fee.
(7)	World Wide Specialty Programs has 480 SF of storage space ($23.70 per SF) expiring December 31, 2017 and 17,291 SF ($36.00 per SF) expiring on June 30, 2026.

The following table presents certain information relating to the lease rollover schedule at the Long Island Prime Portfolio - Melville Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	1,004	0.1%	0.1%	$0	0.0%	$0.00	0
2017	19,089	2.5	2.6%	631,483	2.7	33.08	2
2018	59,408	7.6	10.2%	2,135,657	9.0	35.95	6
2019	81,119	10.4	20.7%	3,224,818	13.6	39.75	7
2020	25,877	3.3	24.0%	800,792	3.4	30.95	4
2021	90,057	11.6	35.6%	2,679,129	11.3	29.75	8
2022	239,615	30.8	66.5%	7,722,534	32.6	32.23	6
2023	50,359	6.5	72.9%	2,014,398	8.5	40.00	1
2024	40,518	5.2	78.2%	1,545,550	6.5	38.14	2
2025	43,016	5.5	83.7%	1,504,153	6.4	34.97	2
2026	17,291	2.2	85.9%	622,433	2.6	36.00	1
2027	0	0.0	85.9%	0	0.0	0.00	0
2028 & Thereafter	58,704	7.6	93.5%	792,478	3.3	13.50	1
Vacant	50,663	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	776,720	100.0%		$23,673,424	100.0%	$32.61	40

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

The following table presents certain information relating to historical occupancy at the Long Island Prime Portfolio - Melville Properties:

Historical Leased %(1)

	2014	2015	2016
68 South Service Road	100.0%	100.0%	100.0%
58 South Service Road	78.0%	82.0%	85.0%
48 South Service Road	85.0%	90.0%	91.0%
Total / Wtd. Avg.	88.5%	91.0%	92.4%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Long Island Prime Portfolio - Melville Properties:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 3/31/2017	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$19,179,730	$20,811,240	$21,634,440	$21,590,527	$23,673,424	$30.48
Contractual Rent Steps	0	0	0	0	397,552	0.51
Total Reimbursement Revenue	2,753,550	2,856,724	2,917,050	2,941,475	3,059,562	3.94
Market Revenue from Vacant Units	0	0	0	0	1,182,060	1.52
Other Revenue	230,190	241,044	269,806	269,107	155,068	0.20
Gross Revenue	$22,163,470	$23,909,008	$24,821,296	$24,801,108	$28,467,665	$36.65
Vacancy Loss	0	0	0	0	(1,749,944)	(2.25)
Credit Loss	(36)	(7,968)	(121,220)	(116,807)	0	0.00
Effective Gross Revenue	$22,163,434	$23,901,040	$24,700,076	$24,684,301	$26,717,721	$34.40
Real Estate Taxes	2,760,982	2,923,129	3,040,204	3,063,232	3,141,526	4.04
Insurance	230,380	232,266	199,770	175,357	180,617	0.23
Utilities	2,488,945	2,393,595	2,316,283	2,322,496	2,392,171	3.08
Repairs & Maintenance	1,609,199	1,545,676	1,649,859	1,595,308	1,643,167	2.12
Janitorial	711,277	751,331	806,003	825,817	850,591	1.10
Management Fee	670,255	725,071	715,146	751,215	801,532	1.03
Payroll (Office, Security, Maintenance)	302,100	322,713	355,198	367,621	378,649	0.49
Other Expenses	60,927	51,270	52,790	58,020	59,761	0.08
Total Operating Expenses	$8,834,064	$8,945,053	$9,135,252	$9,159,065	$9,448,015	$12.16

Net Operating Income	$13,329,370	$14,955,987	$15,564,824	$15,525,236	$17,269,707	$22.23
Tenant Improvements	0	0	0	0	523,860	0.67
Leasing Commissions	0	0	0	0	523,860	0.67
Replacement Reserves	0	0	0	0	194,180	0.25
Net Cash Flow	$13,329,370	$14,955,987	$15,564,824	$15,525,236	$16,027,807	$20.64

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the Underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of April 20, 2017 and contractual rent steps through July 31, 2018.

■	Appraisals. According to the appraisals, the Long Island Prime Portfolio - Melville Properties had an aggregate “as-is” appraised value of $206,000,000 as of March 24, 2017.

■	Environmental Matters. According to Phase I environmental reports, dated April 6, 2017, there are no recognized environmental conditions or recommendations for further action at the Long Island Prime Portfolio - Melville Properties.

■	Market Overview and Competition. The Long Island Prime Portfolio - Melville Properties are located along South Service Road in Melville, New York which is in Suffolk County, Long Island. According to the appraisal, leasing activity in the Nassau-Suffolk region for the fourth quarter of 2016 totaled 625,000 SF, up 17.0% from its five-year quarterly average. As of the fourth quarter of 2016, the Long Island Class A office market reported a total inventory of 104 office buildings, totaling approximately 19.0 million SF, with an 8.2% vacancy rate and average asking rents of $30.62 per SF. The Long Island Prime Portfolio - Melville Properties are situated in the Western Suffolk submarket, which reported a total inventory of 30 office buildings, totaling approximately 4.9 million SF, with a 7.2% vacancy rate and average asking rents of $28.68 per SF. As of 2016, the estimated

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

population within a one-, three- and five-mile radius of the Long Island Prime Portfolio - Melville Properties was 4,147, 64,971 and 242,989, respectively. The 2016 estimated average household income within the same radii was $176,090, $168,146 and $142,786, respectively. The unemployment rate in Suffolk County has steadily declined over the past five years to 4.1% as of December 2016.

The following table presents certain information relating to the primary competition for the Long Island Prime Portfolio - Melville Properties:

Competitive Set(1)

Property Name	Year Built/ Renovated	Total GLA (SF)	Distance from Subject	Tenant Name	Lease Term (Years)	Lease Area (SF)	Annual Base Rent PSF
330 South Service Road	2002/NAP	85,500	1.8 miles	Zeta Global	5.3	6,325	$27.11
401 Broad Hollow Road	1997/NAP	147,630	1.8 miles	Tutunjian & Bitetto, P.C. / Oppenheimer & Company	7.7	9,681 / 9,100	$35.02 / $35.84
425 Broad Hollow Road	1967/NAP	100,000	1.7 miles	McCoy Companies	5.4	3,788	$31.72
400 Broad Hollow Road	2009/NAP	135,000	1.5 miles	Napoli Shkolnik, PLLC / Yardi System Inc.	10.0 / 11.9	10,252 / 27,770	$36.68 / $40.32
1305 Walt Whitman Road	1985/NAP	169,970	1.5 miles	RUI	6.9	19,011	$28.83
41 Pinelawn Road	1995/NAP	62,234	2.1 miles	Reverse Mortgage Funding	7.3	23,146	$27.81
300 Broadhollow Road	1989/NAP	242,292	1.7 miles	Ranstad / Littler Mendelson, PC	7.3 / 7.8	3,555 / 3,379	$30.87 / $33.65
324 South Service Road	2007/NAP	133,050	1.7 miles	Bosley Medical Institute	6.3	3,453	$32.77
395 North Service Road	1988/NAP	203,024	2.7 miles	CoStar	5.3	4,698	$28.57

(1)	Source: Appraisals.

■	The Borrowers. The borrowers are 48 S. Service Road SPE LLC and 58/68 S. Service Road SPE LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Long Island Prime Portfolio - Melville Whole Loan. RXR Properties Holdings LLC is the guarantor of certain non-recourse carveouts under the Long Island Prime Portfolio - Melville Whole Loan.

The borrower sponsor is RXR Realty LLC (“RXR”), a New York-based, vertically integrated real estate owner/operator and investment management firm. RXR manages 81 commercial real estate properties and investments with an aggregate gross asset value of approximately $15.4 billion as of March 31, 2017, comprised of approximately 23.0 million square feet of commercial operating properties and approximately 3,200 multi-family and for-sale units under active development in the New York Metropolitan area. Affiliates of RXR have previously negotiated three discounted loan payoffs, none of which related to the Long Island Prime Portfolio - Melville Properties. See “Description of the Mortgage Pool – Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

■	Escrows. On the origination date, the borrowers funded (a) a tax reserve in the amount of $537,224, (b) an unfunded obligations account in the amount of $2,903,067 for unfunded obligations reserves comprised of (i) $1,409,539 for UBS tenant improvements and free rent, (ii) $471,204 for Comtech Telecom tenant improvements and free rent, (iii) $256,011 for Worldwide tenant improvements, (iv) $244,151 for elevator modernization at the 48 South Service Road property, (v) $196,286 for Signature Bank free rent, (vi) $260,742 for Maguire Insurance Agency, Inc. free rent and tenant improvements, (vii) $43,166 for Schacker Real Estate Corporation leasing commissions and free rent and (viii) $21,969 for Piermont Inc. free rent and (c) a tenant improvements and leasing commission account in the amount of $4,200,000.

On each due date, the borrowers are required to fund (a) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period except that no insurance reserve will be required so long as (i) no event of default has occurred and is continuing and (ii) the borrower provides the lender with evidence that the Long Island Prime Portfolio - Melville Properties are insured via an acceptable blanket insurance policy and such policy is in full force and effect, (b) a tenant improvement and leasing commissions reserve in the amount equal to $89,229 (to be reduced by $0.125 per SF for each property released pursuant to the “Release of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

Collateral” section below), solely to the extent that revenues from the Long Island Prime Portfolio – Melville Properties for such due date are sufficient to make such deposit, and (c) a capital expenditure reserve account equal to $14,871 for replacement reserves (to be reduced by $0.020833333 per SF for each property released pursuant to the “Release of Collateral” section below) solely to the extent that revenues from the Long Island Prime Portfolio – Melville Properties for such due date is sufficient to make such deposit.

In addition, on each due date during the continuance of a Long Island Prime Portfolio - Melville Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Long Island Prime Portfolio - Melville Trigger Period” means (i) any period from (x) the conclusion of any fiscal quarter in which the net operating income (as calculated in accordance with the Long Island Prime Portfolio - Melville Loan documents) is less than $14,819,690, to (y) the conclusion of the second of any two consecutive fiscal quarters thereafter during which net operating income is equal to or greater than $14,819,690, (ii) the period from the delivery of Citibank’s notice to terminate its lease or the failure of Citibank to deliver notice of its intent to extend or renew its lease 12 months prior to expiration until (a) the borrower receives notice from Citibank of its intention to renew or extend its lease for a period of no less than five years, (b) the borrower enters into one or more replacement leases covering, in the aggregate, no less than 70.0% of the square footage demised by the Citibank lease, for a period of no less than five years at an annual average base rent of no less than $32.00 per SF or (c) the net operating income of the Long Island Prime Portfolio - Melville Properties is equal to or greater than $14,819,690 without giving effect to the Citibank lease but giving effect to rents from any qualifying lease covering any portion of the space demised by the Citibank lease, (iii) the period commencing upon 10 business days following the borrowers’ receipt of written notice of the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Long Island Prime Portfolio - Melville Trigger Period is ongoing, and (iv) any period during the continuance of an event of default under the Long Island Prime Portfolio - Melville Mezzanine Loan.

■	Lockbox and Cash Management. The Long Island Prime Portfolio - Melville Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Long Island Prime Portfolio - Melville Properties and all other money received by the borrowers or the property manager with respect to the Long Island Prime Portfolio - Melville Properties be deposited into such lockbox account within two business days of receipt. For so long as no Long Island Prime Portfolio - Melville Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Long Island Prime Portfolio - Melville Trigger Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, are required to be reserved in an excess cash flow reserve account as additional collateral. If no Long Island Prime Portfolio - Melville Trigger Period or event of default under the loan documents is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses and required reserves, will be transferred to the borrowers’ operating account.

■	Property Management. The Long Island Prime Portfolio - Melville Properties are managed by RXR Property Management LLC, an affiliate of the borrowers, pursuant to a management agreement. Under the related loan documents, the Long Island Prime Portfolio - Melville Properties are required to remain managed by (i) RXR Property Management LLC, (ii) any property management affiliate of borrowers, (iii) a reputable management company with at least five years’ experience in the management of at least five properties substantially similar to the Long Island Prime Portfolio - Melville Properties or (iv) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager (a) during the continuance of an event of default under the Long Island Prime Portfolio - Melville Loan, (b) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (c) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (d) if the property manager files for or is the subject of a petition in bankruptcy or (e) if a trustee or receiver is appointed for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided no event of default has occurred and is continuing under the Long Island Prime Portfolio - Melville Whole Loan, the borrowers have the right after the second anniversary of the securitization Closing Date to obtain release of any part of the Long Island Prime Portfolio - Melville Properties, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to 115% of the allocated loan amount for each Long Island Prime Portfolio - Melville Property being released, (ii) after giving effect to such release, the debt yield (calculated in accordance with the related loan documents, on the undefeased portion of the loan) is not less than the greater of (x) 11.58% and (y) the debt yield immediately prior to such release, (iii) delivery of a REMIC opinion and (iv) receipt of a Rating Agency Confirmation. The borrowers are also permitted to obtain the release of a vacant unimproved portion of any of the Long Island Prime Portfolio - Melville Properties, subject to the satisfaction of certain conditions contained in the loan agreement, including but not limited to (i) no event of default has occurred and is continuing, (ii) the release will not adversely affect the use, operations or access to the remaining properties, (iii) the release conforms to REMIC requirements, (iv) evidence that the remaining properties will be in compliance with all applicable legal and zoning requirements and (v) the loan to value ratio for the remaining properties are in compliance with all REMIC requirements.

■	58/68 South Service Road Tax Lot Subdivision and Condominium Conversion. The 58 South Service Road property and the 68 South Service Road property (the “58/68 South Service Road Properties”) currently constitute a single tax lot. The borrower may subdivide the 58/68 South Service Road Properties subject to certain conditions including (i) no event of default has occurred and is continuing; (ii) each of the 58/68 South Service Road Properties thereafter will each constitute separate, legally subdivided parcels of land and separate tax lots; and (iii) subdivision will not adversely affect the use, operations or access to each property.

In lieu of effectuating a subdivision of 58/68 South Service Road Properties, the borrower may convert the 58/68 South Service Road Properties into a condominium form of ownership containing two separate condominium units at each of the 58 South Service Road property and the 68 South Service Road property, subject to certain conditions including (i) no event of default has occurred and is continuing; (ii) each of the 58/68 South Service Road Properties thereafter will each constitute separate tax lots; (iii) the borrower has demonstrated to lender’s reasonable satisfaction that the conversion will not have any material adverse impact on either of the 58/68 South Service Road Properties; and (iv) the lender has received Rating Agency Confirmation. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Condominium Interests” in the Preliminary Prospectus.

■	Mezzanine or Secured Subordinate Indebtedness. KDF REIT Investments, LLC, a related entity of CBRE Global Investors (the “Long Island Prime Portfolio - Melville Mezzanine Lender”) funded a $30,125,000 mezzanine loan (the “Long Island Prime Portfolio - Melville Mezzanine Loan”) to RXR Melville Mezz LLC, a Delaware limited liability company owning 100.0% of each borrower under the Long Island Prime Portfolio - Melville Loan (the “Long Island Prime Portfolio - Melville Mezzanine Borrower”). The Long Island Prime Portfolio - Melville Mezzanine Loan is secured by a pledge of the Long Island Prime Portfolio - Melville Mezzanine Borrower’s interest in the borrowers under the Long Island Prime Portfolio - Melville Whole Loan. The Long Island Prime Portfolio - Melville Mezzanine Loan accrues interest at a rate of 8.7500% per annum and requires interest only payments through the maturity date of June 6, 2027. The lenders of the Long Island Prime Portfolio – Melville Whole Loan and the related mezzanine loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Preferred Equity. CNI RXR Prime Investor, LLC, a related entity of Colony NorthStar, Inc., made a preferred equity investment in RXR LI Prime Property Venture LP in an amount equal to $85,000,000, of which $27,110,470 is attributable to the 100.0% preferred interest in the Long Island Prime Portfolio - Melville Mezzanine Borrower. Pursuant to the limited partnership agreement of RXR LI Prime Property Venture LP, the preferred equity interest is payable only from excess cash after the payment of amounts due under the Long Island Prime Portfolio - Melville Whole Loan and the Long Island Prime Portfolio - Melville Mezzanine Loan. See “Description of the Mortgage Pool–Additional Indebtedness–Preferred Equity” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Long island prime portfolio - melville

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Long Island Prime Portfolio - Melville Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Long Island Prime Portfolio - Melville Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Long Island Prime Portfolio - Melville Properties are separately allocated to the Long Island Prime Portfolio - Melville Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

Lewisville
Hebron
Plano
Carrollton
Marriott Quorum
Richardson
Addison
Farmers Branch
University Park
Dallas
Fort Worth
Dallas
Mesquite

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Dallas, Texas	Cut-off Date Principal Balance	$62,938,187
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$115,060.67
Size (Rooms)	547	Percentage of Initial Pool Balance	5.8%
Total TTM Occupancy as of 5/31/2017	62.8%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 5/31/2017	62.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1982 / 2014-2015	Mortgage Rate	5.4000%
Appraised Value	$82,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$25,973,563
Underwritten Expenses	$17,952,461	Escrows
Underwritten Net Operating Income (NOI)	$8,021,103	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,800,345	Taxes	$475,853	$79,309
Cut-off Date LTV Ratio(1)	70.2%	Insurance	$52,243	$10,449
Maturity Date LTV Ratio(2)	54.4%	Replacement Reserves	$0	$65,691
DSCR Based on Underwritten NOI / NCF	1.89x / 1.60x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.7% / 10.8%	Other(3)	$7,662,521	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$62,999,000	70.3%	Purchase Price	$81,000,000	90.4%
Principal’s New Cash Contribution	26,558,957	29.7	Reserves	8,190,617	9.1
Closing Costs	367,341	0.4

Total Sources	$89,557,957	100.0%	Total Uses	$89,557,957	100.0%

(1)	The Cut-off Date LTV Ratio is calculated based on the $82,000,000 “as-is” appraised value plus a $7,662,521 property improvement plan (“PIP”) reserve for capital improvements. The Cut-off Date LTV Ratio calculated based on the “as-is” appraised value without the PIP reserve is 76.8%.

(2)	The Maturity Date LTV ratio is calculated utilizing the “as stabilized” appraised value of $96,500,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 64.0%. See “—Appraisal” below.

(3)	Other upfront reserve represents a property improvement plan (“PIP”) reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Marriott Quorum Loan") is evidenced by a note in the original principal amount of $62,999,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a hospitality property located in Dallas, Texas (the “Marriott Quorum Property”). The Marriott Quorum Loan was originated by Goldman Sachs Mortgage Company on June 14, 2017 and represents approximately 5.8% of the Initial Pool Balance. The note evidencing the Marriott Quorum Loan has an outstanding principal balance as of the Cut-off Date of $62,938,187 and an interest rate of 5.4000% per annum. The borrower utilized the proceeds of the Marriott Quorum Loan to acquire the Marriott Quorum Property, fund reserves and pay origination costs.

The Marriott Quorum Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Marriott Quorum Loan requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Marriott Quorum Loan is the due date in July 2027. Voluntary prepayment of the Marriott Quorum Loan is prohibited prior to the due date in April 2027. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Marriott Quorum Property is a 12-story, 547-room full service hospitality property located in Dallas, Texas. Built in 1982 and renovated from 2014-2015, the Marriott Quorum Property amenities include a 24-hour fitness facility, resort-style outdoor pool and fire pit, gift shop and Starbucks coffee shop. Additionally, the Marriott Quorum Property features 23,307 SF of flexible meeting space, a newly renovated lobby bar and the Addison Grill, a full-service restaurant. Since 2014, the Marriott Quorum Property has benefited from approximately $12.6 million ($23,000 / key) in capital improvements that have included a new covered driveway entry, the renovation of the lobby, all meeting space, guestroom baths, removal of an indoor pool that was rebuilt as an outdoor pool and the addition of a new 2,600 SF Vista Ballroom.

There are planned renovations and capital improvements at the Marriott Quorum Property, including various exterior upgrades and repairs, guestroom renovations, lobby and common area upgrades and the expansion of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

an exercise room, totaling approximately $9,000,000 (for which the borrower has reserved $7,662,521). The PIP is required to be completed by December 14, 2018.

The following table presents certain information relating to the 2016 demand analysis with respect to the Marriott Quorum Property based on market segmentation, as provided in the appraisal for the Marriott Quorum Property:

2016 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Corporate
Marriott Quorum	44.1%	15.7%	40.2%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Marriott Quorum Property and various market segments, as provided in a May 2017 travel research report for the Marriott Quorum Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM May 2017	87.4%	106.4%	93.0%
TTM May 2016	91.0%	104.9%	95.4%
TTM May 2015	87.2%	98.4%	85.8%

(1)	Source: May 2017 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Marriott Quorum Property:

Marriott Quorum(1)

	2014	2015	2016
Occupancy	58.5%	69.8%	62.4%
ADR	$118.25	$120.56	$135.67
RevPAR	$69.12	$84.13	$84.65

(1)	As provided by the borrower and represents averages for the indicated periods.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Marriott Quorum Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 5/31/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$13,800,202	$16,796,931	$16,900,845	$16,652,884	$16,652,884	$30,444
Food & Beverage Revenue	7,085,957	8,996,687	8,545,078	8,449,197	8,449,197	15,446
Other Revenue(2)	681,639	968,048	957,175	871,482	871,482	1,593
Total Revenue	$21,567,798	$26,761,666	$26,403,097	$25,973,563	$25,973,563	$47,484

Room Expense	$3,226,636	$3,695,564	$3,534,763	$3,724,318	$3,724,318	$6,809
Food & Beverage Expense	4,394,679	5,025,928	4,866,302	4,927,155	4,927,155	9,008
Other Expense	308,940	491,355	428,750	399,805	399,805	731
Total Departmental Expense	$7,930,255	$9,212,847	$8,829,815	$9,051,278	$9,051,278	$16,547
Total Undistributed Expense	6,797,589	7,841,315	7,886,267	7,694,520	7,688,529	14,056
Total Fixed Expense	1,240,055	1,029,758	1,227,580	1,176,777	1,212,653	2,217
Total Operating Expenses	$15,967,899	$18,083,920	$17,943,662	$17,922,575	$17,952,461	$32,820

Net Operating Income	$5,599,899	$8,677,746	$8,459,435	$8,050,988	$8,021,103	$14,664
FF&E	1,078,390	1,338,083	1,320,155	1,298,678	1,220,757	2,232
Net Cash Flow	$4,521,509	$7,339,663	$7,139,280	$6,752,310	$6,800,345	$12,432

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

■	Appraisal. According to the appraisal, the Marriott Quorum Property had an “as-is” appraised value of $82,000,000 as of May 4, 2017 and a “when stabilized” appraised value of $96,500,000 as of June 1, 2020, which assumes a stabilized occupancy of 66% and the completion of the approximately $9,000,000 PIP renovation.

■	Environmental Matters. According to a Phase I environmental report dated June 7, 2017, there are no recognized environmental conditions or recommendations for further action at the Marriott Quorum Property.

■	Market Overview and Competition. The Marriott Quorum Property is located in the Addison / Carrollton / Farmers Branch submarket in North Dallas and is surrounded by State Highway 75 (North Central Expressway), the LBJ Freeway (Highway 635) and the North Dallas Toll Way. The submarket contains approximately 27 million SF of office space, and caters to corporate and group business travelers. Additionally, the property is located approximately 1.5 miles from the Dallas Galleria Mall which contains over 200 stores and restaurants. Along with other demand drivers, the area also draws transient and leisure travelers.

The following table presents certain information relating to the primary competition for the Marriott Quorum Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2016 Occupancy	2016 ADR	2016 RevPAR
Marriott Quorum	547	1982	62.4%	$135.67	$84.65

Competitive Set
Hilton Lincoln Centre Dallas	500	1981	70%-75%	$120-$125	$90-$95
Sheraton Dallas Hotel By The Galleria	309	1979	80%-85%	$95-$100	$75-$80
InterContinental Dallas	528	1983	55%-60%	$130-$140	$75-$80
DoubleTree by Hilton Dallas Near the Galleria	290	1980	70%-75%	$95-$100	$70-$75
Total / Wtd. Avg. Competitive Set			68.3%	$118.98	$81.24

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

■	The Borrower. The borrower is Quorum Hospitality, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott Quorum Loan. The non-recourse carveout guarantor under the Marriott Quorum Loan is Deason Capital Services, LLC, an indirect owner of the borrower.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of $475,853, (ii) an insurance reserve in the amount of $52,243 and (iii) a PIP reserve in the amount of $7,662,521.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) an FF&E reserve in the amount of (a) on each due date from August 2017 through and including July 2018, $65,691, (b) on each due date from August 2018 through and including July 2019, one-twelfth of 4% of the operating income for the Marriott Quorum Property for the previous 12-month period (as determined on June 30 of each year) and (c) on each due date thereafter, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the franchise agreement and (2) one-twelfth of 5% of the operating income for the Marriott Quorum Property for the previous 12-month period (as determined on June 30 of each year) and (iii) during a PIP Trigger Period, a PIP reserve account in an amount equal to the excess cash flow until the PIP Trigger Period has ended.

In addition, on each due date during the continuance of a Marriott Quorum Trigger Period other than a PIP Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Marriott Quorum Trigger Period” means (i) the period commencing as of the conclusion of any 12-month period (ending on the last day of a fiscal quarter) during which net operating income (as calculated under the related loan documents) is less than $5,444,863, and ending at the conclusion of the second consecutive fiscal quarter for which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than $5,444,863; provided that, so long as no event of default is continuing, prior to the earlier of (A) 60 days following the completion of the PIP or (B) December 31, 2018, for any month in any 12-month period (ending on the last day of a fiscal quarter) during which the year-over-year decrease in occupancy for such calendar month exceeds the decrease in the market occupancy, if any, for such calendar month by more than 1.5 times, then the net operating income used to determine if there is a Marriott Quorum Trigger Period under this clause (i) will be calculated by substituting the actual net operating income for such calendar month with the financial performance from the same calendar month of the prior year; (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Marriott Quorum Trigger Period is ongoing; (iii) any period in which the related franchise agreement or a replacement thereof is not in full force and effect; (iv) any period commencing upon the borrower’s failure to timely make the cash deposit for any future PIP and ending upon the earlier to occur of (A) the delivery to the lender of evidence from the franchisor or the replacement franchisor, as applicable, confirming that the PIP requirements have been completed to the satisfaction of the franchisor or the replacement franchisor, as applicable, and the completed PIP requirements satisfy the then-current brand standards or (B) the balance in the PIP reserve account is equal to or exceeds an amount equal to 110% of the budgeted costs and expenses to complete the related PIP (the “PIP Trigger Period”); and (v) any period beginning upon the failure of Deason Capital Services, LLC to satisfy any portion of the net worth and liquid assets covenants in the non-recourse carveout guaranty, and ending upon the satisfaction in full of such covenants.

■	Lockbox and Cash Management. The Marriott Quorum Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Marriott Quorum Property and all other money received by the borrower or the property manager with respect to the Marriott Quorum Property be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Marriott Quorum Trigger Period or an event of default under the Marriott Quorum Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Marriott Quorum Trigger Period or an event of default under the Marriott Quorum Loan, all funds

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT QUORUM

in the lockbox account are required to be swept into a lender-controlled cash management account and if a Marriott Quorum Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account or a PIP reserve account as described above. If no Marriott Quorum Trigger Period or event of default under the loan documents is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses, and required reserves, will be transferred to the borrower’s operating account.

■	Property Management. The Marriott Quorum Property is managed by Aimbridge Hospitality, LLC, which is affiliated with the borrower, pursuant to a management agreement. Under the related loan documents, the Marriott Quorum Property is required to remain managed by Aimbridge Hospitality, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Marriott Quorum Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Marriott Quorum Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Marriott Quorum Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy or pursuant to the insurance policy maintained by the condominium board, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Marriott Quorum Property are separately allocated to the Marriott Quorum Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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5-15 WEST 125TH STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

5-15 West 125th Street
5 West 125th Street
New York, NY 10027
HARLEM
W 124TH STREET
W 120TH STREET
W 116TH STREET
LENOX AVENUE
ST NICHOLAS AVENUE
CENTRAL PARK NORTH
King Towers
Taft Houses
Central Park
Harlem
Columbia University
Upper East Side
Upper West Side
West New York
Metropolitan Museum of Art
Astoria
Central Park
Carnegie Hall
Long Island City
Times Square
Rockefeller Center
United Nations
Midtown
Empire State Building
New York
MANHATTAN
Hoboken
NYU
SoHo
Financial District
Jersey City
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	New York, New York		Cut-off Date Principal Balance		$59,000,000
Property Type	Mixed Use		Cut-off Date Principal Balance per SF		$494.38
Size (SF)	119,341		Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 5/31/2017	88.5%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/31/2017	88.5%		Type of Security		Fee Simple
Year Built / Latest Renovation	2016 / NAP		Mortgage Rate		4.5000%
Appraised Value	$94,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		120

Underwritten Revenues	$4,578,963
Underwritten Expenses	$1,352,972		Escrows
Underwritten Net Operating Income (NOI)	$3,225,990			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,030,938		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	52.1%		Insurance	$0	$0
Maturity Date LTV Ratio(2)	59.6%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.20x / 1.13x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	6.6% / 6.2%		Other(3)	$10,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$59,000,000	100.0%	Loan Payoff	$36,564,382	62.0%
			Principal Equity Distribution	10,377,664	17.6
			Reserves	10,000,000	16.9
			Closing Costs	2,057,953	3.5

Total Sources	$59,000,000	100.0%	Total Uses	$59,000,000	100.0%

(1)	Unless otherwise noted, all metrics are based on the Underwritten In-Place cash flows. The Cut-off Date LTV Ratio is calculated net of the earnout amount of $10,000,000. The Cut-off Date LTV Ratio without netting the earnout amount is 62.8%. Debt Yield Based on Underwritten NOI / NCF is calculated based on the Cut-off Date Principal Balance net of the earnout amount of $10,000,000. The Debt Yield Based on Underwritten NOI / NCF without netting the related earnout amount are 5.5% / 5.1%, respectively.

(2)	The Maturity Date LTV Ratio is calculated based on the principal balance as of the maturity date including the earnout amount of $10,000,000 and the “as stabilized” appraised value of $99,000,000. The Maturity Date LTV Ratio calculated based on the principal balance as of the maturity date excluding the earnout amount of $10,000,000 and the “as-is” appraised value of $94,000,000 is 52.1%. See “—Appraisal” below.

(3)	Other reserve represents an earnout reserve related to a vacant ground level retail suite at the 5-15 West 125th Street Property. If the borrower leases the vacant space for more than $75 per SF and the debt yield is equal to or greater than 7.0%, a proportional amount of the earnout will be distributed based on dividing the rent per SF by $100 per SF. If the rent is below $100 per SF and the debt yield is equal to or greater than 7.4%, then the borrower will be entitled to the full earnout amount. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “5-15 West 125th Street Loan”) is evidenced by a note in the original principal amount of $59,000,000 and is secured by a first mortgage encumbering the borrower's fee simple interest in a mixed-use property located in New York, New York (the “5-15 West 125th Street Property”). The 5-15 West 125th Street Loan was originated by Goldman Sachs Mortgage Company on May 24, 2017 and represents approximately 5.5% of the Initial Pool Balance. The 5-15 West 125th Street Loan has an outstanding principal balance as of the Cut-off Date of $59,000,000 and an interest rate of 4.5000% per annum. The borrower utilized the proceeds of the 5-15 West 125th Street Loan to refinance existing debt on the 5-15 West 125th Street Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The 5-15 West 125th Street Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 5-15 West 125th Street Loan requires interest only payments on each due date through the scheduled maturity date in June 2027. Voluntary prepayment of the 5-15 West 125th Street Loan is prohibited prior to the due date in March 2027. At any time after the second anniversary of the securitization Closing Date, the 5-15 West 125th Street Loan may be defeased in full with direct, non-callable obligations of the United States of America.

■	The Mortgaged Property. The 5-15 West 125th Street Property is a 119,341 SF mixed-use property with multi-level retail, office and residential space located in New York, New York.

The six-story 5-15 West 125th Street Property consists of 97,341 SF of commercial space, comprised of five suites (87.2% leased), and 22,000 SF of residential space, comprised of 29 units (94.4% leased). The commercial component is leased to four national tenants, including three retailers (51,545 SF) and one office tenant (33,344 SF), with an average lease term of 14 years. The remaining 12,452 SF space (12.8% commercial GLA) on the ground floor is vacant. The residential portion of the building received its temporary certificate of occupancy on January 3, 2017 and has executed leases for 28 of the 29 available units as of July 2017. The 29 units include: eight studios, 18 one-bedrooms and three two-bedrooms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

The 5-15 West 125th Street Property is located on West 125th Street between 5th Avenue and Frederick Douglas Boulevard in Harlem, New York. The 5-15 West 125th Street Property is accessible to public transportation, the 2 and 3 subway trains are located at 125th Street and Lenox Avenue, approximately 0.2 miles from the 5-15 West 125th Street Property. The A, B, C and D subway trains all stop at 125th Street and Frederick Douglass Boulevard, which is approximately 0.6 miles to the west of the 5-15 West 125th Street Property at St Nicholas Avenue and West 125th Street. The 4, 5 and 6 subway trains can be accessed at 125th Street and Lexington Avenue, which is approximately 0.3 miles to the blocks to the east of the 5-15 West 125th Street Property. In addition, access to the Metro North is located at 125th Street and Park Avenue, servicing midtown Manhattan and northern destinations in Westchester, Duchess and Fairfield Counties. Bus service is also available in both east-west and north-south directions of the 5-15 West 125th Street Property.

In 2008, New York City rezoned the neighborhood surrounding the 5-15 West 125th Street Property (particularly around 125th Street) to encourage commercial development in Harlem. According to a market research report, as of the first quarter 2017 the Harlem / North Manhattan Office market maintains 208 office buildings, containing approximately 7.0 million SF of office space and the Harlem / North Manhattan general retail market maintains 700 retail buildings, containing approximately 6.9 million SF of retail space. The increase in developments have been fueled by the tourism, income and population and re-zoning initiative. Some national and regional tenants located within approximately three blocks of the subject’s immediate area include Whole Foods, TD Bank, Burlington Coat Factory, Raymour and Flanigan, Olive Garden, American Eagle, Chase Bank, Old Navy, Rainbow, Capital One Bank, Blink Fitness, Joe’s Crab Shack, Duane Reade, Gamestop and Rite Aid. The 5-15 West 125th Street Property benefits from a New York City Industrial and Commercial Abatement Program tax abatement. The 5-15 West 125th Street Property is currently subject to a 85%, 25-year real estate tax abatement that runs through 2042. The real estate tax abatement will begin to reduce in 2033 and will extinguish completely in 2042 and the 5-15 West 125th Street Property will be assessed for its full market value. Underwritten real estate taxes are based on the fully reassessed tax amount.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 5-15 West 125th Street Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
WeWork(2)	NR / NR / NR	33,344	34.3%	$1,100,352	35.7%	$33.00	2/28/2037	NA	NA	2, 5-year options
Lerner New York	NR / NR / NR	6,483	6.7	767,108	24.9	118.33	9/30/2031	NA	NA	NA
TJ Maxx	NR / A2 / A+	21,562	22.2	703,914	22.8	32.65	11/30/2026	NA	NA	3, 5-year options
Bed Bath & Beyond	NR / Baa1 / BBB+	23,500	24.1	510,000	16.6	21.70	1/31/2027	NA	NA	3, 5-year options
Largest Tenants		84,889	87.2%	$3,081,374	100.0%	$36.30
Vacant Spaces (Owned Space)		12,452	12.8	0	0.0	0.00
Totals / Wtd. Avg. Tenants		97,341	100.0%	$3,081,374	100.0%	$36.30

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	WeWork’s lease includes a corporate guarantee, which is reduced annually.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

The following table presents certain information relating to the lease rollover schedule at the 5-15 West 125th Street Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	21,562	22.2	22.2%	703,914	22.8	32.65	1
2027	23,500	24.1	46.3%	510,000	16.6	21.70	1
2028 & Thereafter	39,827	40.9	87.2%	1,867,460	60.6	46.89	2
Vacant	12,452	12.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	97,341	100.0%		$3,081,374	100.0%	$36.30	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 5-15 West 125th Street Property:

Historical Leased %(1)

As of 5/31/2017
88.5%

(1)	Calculated based on total residential and commercial SF leased at the 5-15 West 125th Street Property as provided by the borrower. The 5-15 West 125th Street Property completed construction in 2016 and has no historical data.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5-15 West 125th Street Property:

Cash Flow Analysis(1)

	TTM 2/28/2017	Underwritten In-Place(2)	Underwritten As-Stabilized(3)	Underwritten $ per SF(4)
Base Rental Revenue	$838,179	$3,081,374	$4,326,574	$25.82
Contractual Rent Steps	0	116,940	116,940	0.98
Residential Rental Revenue	12,254	986,460	1,041,660	8.27
Total Reimbursement Revenue	149,055	394,189	394,189	3.30
Market Revenue from Vacant Units	0	1,245,200	0	10.43
Gross Revenue	$999,658	$5,824,163	$5,879,363	$48.80
Vacancy Loss	0	(1,245,200)	(345,220)	(10.43)
Effective Gross Revenue	$999,658	$4,578,963	$5,534,143	$38.37

Total Operating Expenses(5)(6)	$1,058,172	$1,352,972	$1,372,076	$11.34

Net Operating Income	($58,514)	$3,225,990	$4,162,067	$27.03
TI/LC	0	174,651	209,102	1.46
Replacement Reserves	0	20,401	20,401	0.17
Net Cash Flow	($58,514)	$3,030,938	$3,932,563	$25.40

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten In-Place cash flow based on contractual rents as of May 31, 2017 and contractual rent steps through May 31, 2018.

(3)	Underwritten As-Stabilized cash flow based on contractual rents as of May 31, 2017 and contractual rent steps through May 31, 2018 assuming the vacant ground floor retail space is leased up at market rent at $100 per SF.

(4)	Underwritten $ per SF is based on the Underwritten In-Place cash flows.

(5)	Total Operating Expenses are comprised of real estate taxes, insurance, utilities, repairs and maintenance, a management fee based on 2% of effective gross income and other variable expenses.

(6)	The 5-15 West 125th Street Property has a New York City Industrial and Commercial Abatement Program tax abatement. Underwritten real estate taxes is based on the fully reassessed tax amount. See “—The Mortgaged Property” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

■	Appraisal. According to the appraisal, the 5-15 West 125th Street Property had an “as-is” appraised value of $94,000,000 as of April 12, 2017 and a total “prospective market value upon stabilization” value of $99,000,000 as of April 1, 2018.

■	Environmental Matters. According to a Phase I environmental report dated April 10, 2017, there are no recognized environmental conditions or recommendations for further action at the 5-15 West 125th Street Property other than the cleaning of an oil-stained area beneath the hydraulically powered loading dock lift.

■	Market Overview and Competition. According to the appraisal, the 5-15 West 125th Street Property is located in the Upper Manhattan market, which is generally considered the area from 110th Street to the south, the tip of Manhattan to the north, the Harlem River to the west and the East River to the east. According to the appraisal, the most desirable office spaces in Upper Manhattan are typically situated in high-traffic commercial areas with high visibility, good parking or near the transportation hubs. The office market is anchored primarily by the inventory located along 125th Street along with Park and Madison Avenues.

The following table presents certain information relating to the primary competition for the 5-15 West 125th Street Property:

Competitive Set(1)

	5-15 West 125th Street	Confidential Bronx Retail Center	Confidential Queens Retail Center	147-149 East 125th St.	Gateway I & II 127-29 East 125th St. & 132 East 126th St.	Harlem Center 125 West 125th St.
Stories	6	3	2	6	3 & 6	3 & 6
Year Built / Renovated	2016	2014	1966 / 2007	1900 / 2006	2001 / 2008	2001 / 2008
Size (SF)	119,341	130,000	59,815	35,970	94,832	126,234
Occupancy(2)	88.5%	92.30%	100.0%	100.0%	98.0%	98.0%
Price per SF	$787.66	$657.69	$702.17	$750.63	$796.14	$823.87
Cap Rate	4.25%	4.09%	4.11%	5.07%	4.78%	4.48%

(1)	Source: Appraisal.

(2)	Occupancy for the 5-15 West 125th Street Property is calculated based on total residential and commercial SF leased as provided by the borrower.

■	The Borrower. The borrower is CA 5-15 West 125th LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 5-15 West 125th Street Loan. The non-recourse carveout guarantors under the 5-15 West 125th Street Loan are Harry Adjmi and Robert Cayre, each an indirect owner of the borrower.

■	Escrows. On the origination date, the borrower funded an earnout reserve in the amount of $10,000,000. See “—Earnout” below.

On each due date during the continuance of a 5-15 West 125th Street Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $16,224 and (iii) a capital expenditure reserve in an amount equal to $1,700, capped at $61,203.

In addition, on each due date during the continuance of a 5-15 West 125th Street Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “5-15 West 125th Street Trigger Period” means any period from the conclusion of any two 12-month periods ending in consecutive fiscal quarters during which each 12-month period’s debt service coverage ratio as calculated under the loan documents is less than (a) initially, 1.10x and (b) 1.25x after the date the earnout reserve is released to the borrower or has been applied to defease a portion of the loan, in each case until the applicable debt service coverage ratio is achieved for two consecutive fiscal quarters.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

■	Earnout. On the origination date, the borrower was required to deposit $10,000,000 in an earnout reserve. The borrower can obtain release of the funds in the earnout reserve in connection with the lease of the vacant ground floor retail space for at least $75 per SF so long as the debt yield is at least 7.0%. The funds released will be a proportional amount of the earnout based upon dividing the total minimum annual rent for such leased space by $1,245,200, which represents a rent for such leased space of $100 per SF. If the rent for such leased space is below $100 per SF but the debt yield at least 7.4%, then the borrower will be entitled to the full earnout. Any remaining amount of the earnout that is not released to the borrower will be required to be used to defease a portion of the loan on the earlier of (i) if a portion of the earnout reserve is released to the borrower, the later of (x) the first day following the second anniversary of the securitization Closing Date and (y) the two month anniversary of the date that the ground floor retail space is relet pursuant to one or more qualified leases, and (ii) May 6, 2022. The earnout funds will only be distributed to the borrower upon receipt of a tenant estoppel confirming that the tenant is in possession of the retail suite and the relevant lease does not contain any termination rights within the first five years of its initial term.

■	Lockbox and Cash Management. The 5-15 West 125th Street Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct retail tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the 5-15 West 125th Street Property and all other money received by the borrower or the property manager with respect to the 5-15 West 125th Street Property be deposited into such lockbox account by the end of the first business day following receipt. At the end of each business day, all funds in the lockbox account are required to be swept into (a) if no 5-15 West 125th Street Trigger Period or event of default under the 5-15 West 125th Street Loan is continuing, the borrower’s operating account or (b) during the continuance of a 5-15 West 125th Street Trigger Period or event of default under the 5-15 West 125th Street Loan, the cash management account.

On each due date during the continuance of a 5-15 West 125th Street Trigger Period or, at the lender’s discretion, during an event of default under the 5-15 West 125th Street Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. If no 5-15 West 125th Street Trigger Period or event of default under the loan documents is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses, and required reserves, will be transferred to the borrower’s operating account.

■	Property Management. The 5-15 West 125th Street Property is managed by ACHS Management Corp., pursuant to a management agreement. Under the related loan documents, the 5-15 West 125th Street Property is required to remain managed by (a) ACHS Management Corp., (b) SCF Management LLC, (c) a reputable management company with at least five years’ experience in the management of at least five properties substantially similar to the 5-15 West 125th Street Property or (d) or any other management company specified in the related loan documents or with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the 5-15 West 125th Street Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5-15 WEST 125TH STREET

■	Terrorism Insurance. So long as TRIPRA or a similar subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar subsequent statute) in an amount equal to the full replacement cost of the 5-15 West 125th Street Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 5-15 West 125th Street Loan as described in the preceding sentence, but in such event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the 5-15 West 125th Street Property are separately allocated to the 5-15 West 125th Street Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

Petco Corporate Headquarters
10850 Via Frontera
San Diego, CA 92127
Escondido
San Diego
Poway
Fairbanks Ranch
Rancho Bernardo
Bernardino Corporate Center
Rancho Penasquitos
Torrey Highlands
Carmel Mountain
Sabre Springs
Sorrento Valley
Carmel Valley
Mira Mesa
Scripps Ranch
Andalucia
University City
Miramar Air Force Base
Oceanside
Vista
Carlsbad
Encinitas
Solana Beach
Del Mar
Santee
El Cajon
La Mesa
Coronado
National City
Chula Vista
Pacific Ocean
Mt. Carmel High School
Rancho Bernardo High School
Pomerado Hospital
Miramar College
MAP © 2017 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Diego, California	Cut-off Date Principal Balance(2)	$41,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$278.17
Size (SF)	257,040	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 7/1/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1980 / 2014-2015	Mortgage Rate	4.1685%
Appraised Value	$110,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$7,078,500
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$7,078,500	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,815,034	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	65.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	65.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.34x / 2.26x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.9% / 9.5%	Other(3)	$605,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$71,500,000	64.4%	Purchase Price	$110,000,000	99.1%
Principal’s New Cash Contribution	39,483,225	35.6	Reserves	605,000	0.5
Closing Costs	378,225	0.3

Total Sources	$110,983,225	100.0%	Total Uses	$110,983,225	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Petco Corporate Headquarters Whole Loan. See “—The Mortgage Loan” below.
(2)	The Cut-off Date Principal Balance represents the controlling note A-1 of the $71,500,000 Petco Corporate Headquarters Whole Loan evidenced by two pari passu notes. See “—The Mortgage Loan” below.
(3)	Upfront other reserve represents a holdback for rent for August 2017. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Petco Corporate Headquarters Loan”) is part of a whole loan (the “Petco Corporate Headquarters Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property in San Diego, California (the “Petco Corporate Headquarters Property”). The Petco Corporate Headquarters Loan (evidenced by note A-1), which represents a controlling interest in the Petco Corporate Headquarters Whole Loan, has an outstanding principal balance as of the Cut-off Date of $41,000,000 and represents approximately 3.8% of the Initial Pool Balance. The related companion loan (the “Petco Corporate Headquarters Companion Loan”), evidenced by non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $30,500,000. The Petco Corporate Headquarters Companion Loan is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions. The Petco Corporate Headquarters Whole Loan was originated by Goldman Sachs Mortgage Company on July 14, 2017. The Petco Corporate Headquarters Whole Loan has an original principal balance of $71,500,000 and each note has an interest rate of 4.1685% per annum. The borrower utilized the proceeds of the Petco Corporate Headquarters Whole Loan to acquire the Petco Corporate Headquarters Property, fund reserves and pay origination costs.

The Petco Corporate Headquarters Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Petco Corporate Headquarters Whole Loan requires interest only payments on each due date through the scheduled maturity date in August 2027. The Petco Corporate Headquarters Whole Loan may be prepaid at any time on or after the due date in August 2018, with payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being paid for any such prepayments. In addition, the Petco Corporate Headquarters Loan is prepayable without penalty on or after the due date in April 2027.

■	The Mortgaged Property. The Petco Corporate Headquarters Property is a 257,040 SF office property located in in San Diego, California. The Petco Corporate Headquarters Property was originally built in 1980 as a two-story industrial facility and was acquired by Petco Real Estate Holdings III LLC in 2014 for $33,080,000. In 2014 and 2015, Petco invested approximately $50,000,000 to renovate the Petco Corporate Headquarters Property. After the renovation, the Petco Corporate Headquarters Property offers lofted ceilings, natural light, meeting areas and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

flexible floor plans. In addition, the Petco Corporate Headquarters Property features amenities including employee lounges, a gym, a walking path, dog parks and several coffee bars. In July 2017, the borrower acquired the property in a sale-leaseback transaction from Petco Real Estate Holdings III LLC. The property is solely leased to Petco (S&P: B) and serves as its corporate headquarters, with a lease expiration of May 30, 2037.

As of June 2017, over 600 employees worked at the Petco Corporate Headquarters Property inclusive of the executive, finance, marketing and other operations for Petco. The Petco Corporate Headquarters Property is located in San Diego’s Rancho Bernardo submarket, adjacent to Interstate 15, offering access to the city of San Diego. The location provides nearby dining, shopping and lodging options as well as residential neighborhoods and schools. In addition, the Petco Corporate Headquarters Property is located approximately two miles from Black Mountain Open Space Park, a 2,352 acre park with hiking and biking trails

The following table presents certain information relating to the sole tenant at the Petco Corporate Headquarters Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Petco	NR / NR / B	257,040	100.0%	$7,260,000	100.0%	$28.24	7/31/2037	1, 10-year option, 4, 5-year options
Totals / Wtd. Avg.		257,040	100.0%	$7,260,000	100.0%	$28.24

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Petco Corporate Headquarters Property based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter(2)	257,040	100.0	100.0%	7,260,000	100.0	28.24	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	257,040	100.0%		$7,260,000	100.0%	$28.24	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.
(2)	Petco’s lease expires on July 31, 2037.

The following table presents certain information relating to historical occupancy at the Petco Corporate Headquarters Property:

Historical Leased %(1)

2014	2015	2016
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Petco Corporate Headquarters Property:

Cash Flow Analysis(1)

	In Place	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$7,260,000	$7,260,000	$28.24
Gross Revenue	$7,260,000	$7,260,000	$28.24
Vacancy Loss	0	(181,500)	(0.71)
Effective Gross Revenue	$7,260,000	$7,078,500	$27.54

Total Operating Expenses	$0	$0	$0.00

Net Operating Income	$7,260,000	$7,078,500	$27.54
Tenant Improvements	0	125,307	0.49
Leasing Commissions	0	125,307	0.49
Capital Expenditures	0	12,852	0.05
Net Cash Flow	$7,260,000	$6,815,034	$26.51

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of July 1, 2017 and contractual rent steps through July 31, 2018.

■	Appraisal. According to the appraisal dated July 14, 2017, the Petco Corporate Headquarters Property had a “sale-leaseback scenario” appraised value of $110,000,000 as of June 26, 2017, which assumed the sale-leaseback transaction occurred and a “dark value” of $74,000,000 as of June 26, 2017. The Cut-off Date LTV Ratio calculated utilizing the “dark value” is 96.6%.

■	Environmental Matters. According to a Phase I environmental report dated June 27, 2017, there are no recognized environmental conditions or recommendations for further action at the Petco Corporate Headquarters Property.

■	Market Overview and Competition. The Petco Corporate Headquarters Property is located in San Diego’s Rancho Bernardo submarket, adjacent to Interstate 15. The tenancy in the Rancho Bernardo submarket includes major corporations such as Broadcom, General Atomics, Intuit, Northrop Grumman, Sony, Hewlett-Packard and Cymer. The location provides nearby dining, shopping and lodging options. In addition, the Petco Corporate Headquarters Property is located approximately two miles from Black Mountain Open Space Park, a 2,352 acre park with hiking and biking trails.

The following table presents certain information relating to the primary competition for the Petco Corporate Headquarters Property:

Competitive Set(1)

Property	Property Sub-Type	Year Built	Year Renovated	Total NRA	Rent/SF	Lease Type	Distance from Property (miles)
Petco Corporate Headquarters	General Suburban	1980	2014-2015	257,040	28.24	NNN	-
Primary Competition
Bernardo Mesa Technology Center	Flex / R&D	1997	2016	180,946	NAV	NNN	0.7 miles
Rancho Vista Corporate Center (Former HP Campus)	Corporate Campus	1981	NA	125,000	NAV	NNN	0.8 miles
Discovery Corporate Center-D	Low-Rise	2011	NA	84,227	$2.35	NNN	0.5 miles
Discovery Corporate Center-B	Low-Rise	2007	NA	53,160	$2.35	NNN	0.4 miles
The Park	Low-Rise	1984	2016	150,423	NAV	NNN	13.9 miles
2051	Creative Flex / R&D	1981	2015	202,671	NAV	NNN	18.9 miles
Summit Rancho Bernardo BTS	Corporate Campus	Proposed (est. 2018)	NA	1,000,000	$1.85	NNN	0.6 miles
Elevation at the Point	Low / Mid-Rise	Proposed (est. 2018)	NA	148,747	NAV	NNN	1.0 mile

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

■	The Borrower. The borrower is FidoCo Property LLC, a Delaware single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Petco Corporate Headquarters Whole Loan. The non-recourse carveout guarantor is USRA Net Lease II Capital Corp., the direct owner of the borrower.

U.S. Realty Advisors, LLC (“USRA”) was founded in 1989 and is a single-tenant real estate investment and asset management firm. USRA’s current portfolio exceeds $2.8 billion of investments, including assets for USRA’s own account, institutional investors, corporate clients and private families. USRA’s principals have acquired more than $18 billion of single-tenant assets ranging from individual properties to large portfolios involving numerous properties leased to a single tenant, with transactions ranging from $10 million to $1.4 billion.

■	Escrows. On the origination date, the borrower funded a rental escrow in an amount equal to $605,000 for August 2017 rent.

On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period for so long as no event of default is continuing, unless (x) in the case of taxes so long as (a) the Petco lease is in full force and effect and (b) the borrower delivers proof of payment of all taxes prior to delinquency (subject to any right of the Petco tenant to contest taxes under its lease) and (y) in the case of insurance premiums so long as the borrower delivers proof of payment of all insurance premiums by the Petco tenant prior to the date they come due.

On each due date during the continuance of a Petco Corporate Headquarters Trigger Period, the borrower is required to fund (i) a tenant improvements and leasing commissions reserve in an amount equal to $32,130 and (ii) a capital expenditure reserve in an amount equal to $5,355. In addition, on each due date during the continuance of a Petco Corporate Headquarters Trigger Period or an event of default under the Petco Corporate Headquarters Whole Loan, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

Notwithstanding the foregoing, if on any due date, (i) a Petco Corporate Headquarters Trigger Period is continuing solely as a result of a Tenant Vacancy Period and no event of default under the Petco Corporate Headquarters Whole Loan is then continuing, (ii) the Petco tenant is timely paying all rent pursuant to the Petco Lease, and (iii) the aggregate amount contained in the tax and insurance reserve, the capital expenditure reserve, the tenant improvements and leasing commissions reserve and the excess cash flow reserve is equal to the $8,996,400 (not including any lease termination proceeds), then the excess cash flow reserve will be considered capped and, the lender will be required to release to the borrower’s operating account all amounts remaining in the excess cash flow reserve account after making required payments for taxes, insurance and all scheduled or delinquent debt service (and the borrower will be entitled to distribute such amounts to its equity holders).

A “Petco Corporate Headquarters Trigger Period” means (a) any period during the continuance of (i) an event of default by the borrower under the Petco lease, which in the lender’s reasonable opinion is expected to lead to the termination of such lease until cured, (ii) a bankruptcy or similar insolvency proceeding of Petco tenant or any guarantor under the Petco lease, (iii) a Tenant Vacancy Period, (b) any period commencing as of the first day of any fiscal quarter during which the net operating income is less than $6,171,000, and ending at the conclusion of the first day of the second consecutive fiscal quarter for which the net operating income for each such fiscal quarter is equal to or greater than $6,171,000 and (c) after the borrower’s failure to deliver any monthly, quarterly or annual report and such failure remains uncured for 10 business days after the borrower receives written notice of such failure until such reports are delivered and they indicate that no other Petco Corporate Headquarters Trigger Period is ongoing.

A “Tenant Vacancy Period” means any period during the continuance of which the Petco tenant vacates, “goes dark”, discontinues its operations or business, or is otherwise not in occupancy of a substantial portion of its space for more than (x) 90 consecutive days or (y) 150 days in any 12-month period (other than by reason of casualties, condemnations, renovations or alterations permitted under the Petco Corporate Headquarters loan documents).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

■	Lockbox and Cash Management. The Petco Corporate Headquarters Whole Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Petco Corporate Headquarters Property and all other revenue and income received by the borrower or the property manager with respect to the Petco Corporate Headquarters Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the first business day following receipt. All funds in the lockbox account are required to be swept into the cash management account at the end of each business day. For as long as no Petco Corporate Headquarters Trigger Period or event of default under the Petco Corporate Headquarters Whole Loan is continuing, all funds in the cash management account in excess of those required to pay amounts due to the lender on the next due date (including any monthly debt service payments and any applicable reserves) are required to be swept into a borrower-controlled operating account on a daily basis. On each due date during the continuance of a Petco Corporate Headquarters Trigger Period, the related loan documents require that all amounts on deposit in the cash management account in excess of the monthly debt service payment, required reserves and operating expenses be reserved in an excess cash flow reserve account. If no Petco Corporate Headquarters Trigger Period is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses, and required reserves, will be transferred to the borrower’s operating account.

■	Property Management. The Petco Corporate Headquarters Property shall be self-managed by the borrower, provided that so long as the Petco tenant’s lease is in full force and effect, the Petco tenant will manage the Petco Corporate Headquarters Property. Under the related loan documents, if the Petco Corporate Headquarters Property is no longer managed by the borrower and is managed by any other management company, such management company must be approved by the lender in accordance with the related loan documents and the management agreement must be approved by the lender in accordance with the related loan documents and is subject to Rating Agency Confirmation. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Petco Corporate Headquarters Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full replacement cost of the Petco Corporate Headquarters Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Petco Corporate Headquarters Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Petco Corporate Headquarters Property are separately allocated to the Petco Corporate Headquarters Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

Olympic Tower
645, 647, and 651 Fifth Avenue
10 East 52nd Street
New York, NY 10022
New York
MANHATTAN
BROOKLYN
Upper West Side
Upper East Side
Metropolitan Museum of Art
Natural History Museum
West New York
Astoria
Central Park
Carnegie Hall
Times Square
Midtown
United Nations
Long Island City
Madison Square Garden
Empire State Building
Hoboken
NYU
SoHo
Jersey City
Financial District
Central Park Zoo
E 63RD STREET
E 62ND STREET
E 61ST STREET
E 60TH STREET
W 59TH STREET
E 59TH STREET
W 58TH STREET
E 58TH STREET
W 57TH STREET
W 56TH STREET
W 55TH STREET
W 54TH STREET
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
E 45TH STREET
W 44TH STREET
E 44TH STREET
W 43RD STREET
E 43RD STREET
W 42ND STREET
E 42ND STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE
SEVENTH AVENUE
BROADWAY
Plaza Hotel
General Motors Bldg
Apple
Bloomingdale's
Carnegie Hall
Sony Building
590 Madison
1345 Sixth
New York Hilton Hotel
Museum of Modern Art (MOMA)
299 Park
Citigroup Center
666 Fifth
CBS Building
AXA Center
Sperry Rand Building
550 Park
345 Park
Radio City Music Hall
International Building
Saint Patrick's Cathedral
Time & Life Building
RCA Building
ROCKEFELLER CENTER
Waldorf Astoria Hotel
McGraw-Hill Building
JP Morgan Chase
277 Park
245 Park
Roosevelt Hotel
Met Life Building
Grand Central Terminal
Bank of America Tower
Chrysler Bldg
Grand Hyatt
US Post Office
TIMES SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$40,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(1)	$1,162.99
Size (SF)	525,372	Percentage of Initial Pool Balance	3.7%
Total Occupancy as of 4/27/2017	98.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/27/2017	98.8%	Type of Security	Leasehold
Year Built / Latest Renovation	1905, 1930, 1973 / NAP	Mortgage Rate	3.95394737%
Appraised Value	$1,900,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$94,904,955
Underwritten Expenses	$26,624,023	Escrows
Underwritten Net Operating Income (NOI)	$68,280,932	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$66,136,694	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	32.2%	Insurance	$298,431	$0
Maturity Date LTV Ratio(1)	32.2%	Replacement Reserves	$25,989,597	$0
DSCR Based on Underwritten NOI / NCF(1)	2.79x / 2.70x	TI/LC	$21,357,936	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.2% / 10.8%	Other(3)	$13,997,581	$153,680

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$611,000,000	61.1%	Principal Equity Distribution	$665,800,015	66.6%
Subordinate Debt	389,000,000	38.9	Loan Payoff	249,903,892	25.0
Reserves	61,643,545	6.2
Closing Costs	22,652,548	2.3

Total Sources	$1,000,000,000	100.0%	Total Uses	$1,000,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Olympic Tower Senior Loans.

(2)	The Cut-off Date Principal Balance of $40,000,000 represents a non-controlling note A-2-C1 of a $760,000,000 whole loan evidenced by 11 pari passu senior notes and three subordinate notes. See “—The Mortgage Loan” below.

(3)	Upfront other reserve represents $11,843,236 for free rent and $2,154,345 for ground rent reserves. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Olympic Tower Loan”) is part of a whole loan (the “Olympic Tower Whole Loan”) comprised of eleven senior pari passu notes with an outstanding aggregate principal balance of $611,000,000 (the “Olympic Tower Senior Loans”) and three subordinate pari passu notes with an outstanding aggregate principal balance of $149,000,000 (collectively, the “Olympic Tower Subordinate Loan”). The Olympic Tower Whole Loan has an aggregate outstanding principal balance of $760,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in an office/retail mixed use property located in New York, New York (the “Olympic Tower Property”). The Olympic Tower Loan (evidenced by note A-2-C1) has an outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 3.7% of the Initial Pool Balance.

The Olympic Tower Whole Loan was co-originated by Goldman Sachs Mortgage Company, Deutsche Bank AG, New York Branch and Morgan Stanley Bank, N.A. on May 1, 2017. The Olympic Tower Loan has an interest rate of 3.95394737% per annum and the Olympic Tower Whole Loan has an initial weighted average interest rate of 3.95394737% per annum. The borrower utilized the proceeds of the Olympic Tower Whole Loan to refinance existing debt, fund reserves and pay origination costs.

All calculations relating to the Olympic Tower Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Olympic Tower Senior Loans unless otherwise specified.

The Olympic Tower Whole Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Olympic Tower Whole Loan requires interest only payments during its term. The scheduled maturity date of the Olympic Tower Whole Loan is the due date in May 2027. Voluntary prepayment of the Olympic Tower Whole Loan is prohibited prior to the due date in November 2026. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Olympic Tower Whole Loan is deposited and (ii) the third anniversary of the origination of the Olympic Tower Whole Loan, the Olympic Tower Whole Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The following table outlines the 11 pari passu senior notes and three subordinate notes of the Olympic Tower Whole Loan. The note held by GSMC is expected to be contributed to one or more future securitization transactions.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S, A-2-S, A-3-S	$331,000,000	$331,000,000	Olympic Tower 2017-OT	No
A-1-C1, A-1-C4, A-1-C5	$80,000,000	$80,000,000	DBJPM 2017-C6	No
A-2-C1	$40,000,000	$40,000,000	GSMS 2017-GS7	No
A-1-C2, A-1-C3	$60,000,000	$60,000,000	CD 2017-CD5	No
A-2-C2	$44,000,000	$44,000,000	GSMC	No
A-3-C	$56,000,000	$56,000,000	BANK 2017-BNK5	No
B-1, B-2, B-3	$149,000,000	$149,000,000	Olympic Tower 2017-OT	Yes
Total	$760,000,000	$760,000,000

See the Olympic Tower Total Debt capital structure table below. The relationship among the holders of the Olympic Tower Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Olympic Tower Whole Loan” in the Preliminary Prospectus.

Olympic Tower Total Debt

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the aggregate “as-is” appraised value of the Olympic Tower Whole Loan of $1,900,000,000.

(2)	Held by Deutsche Bank AG, New York Branch (“DBNY”) and expected to be contributed to the CD 2017-CD5 securitization transaction.

(3)	Held by GSMC and expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property: The Olympic Tower Property is a 525,372 SF office/retail mixed use property located in New York, New York. The Olympic Tower Property, built in separate phases in 1905, 1930 and 1973, is comprised of the borrower’s (A) leasehold interest in four buildings, including (i) a commercial condominium unit consisting of approximately 388,170 SF of office space across floors 3-21 and 36,556 SF of retail space across two sublevel floors and floors 1-2, which is part of a 52-story Class A mixed-use building located at 645 Fifth Avenue, New York, New York, (ii) an adjacent five-story building totaling 55,000 SF of ground and upper floor luxury retail occupied by Cartier, located at 651 Fifth Avenue, New York, New York (the “Cartier Building”), (iii)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

an adjacent five-story building totaling 20,000 SF of ground and upper level luxury retail occupied by Versace U.S.A., Inc., located at 647 Fifth Avenue, New York, New York (the “Versace Building”) and (iv) a 25,646 SF seven-story Class A office and retail building, located at 10 East 52nd Street, New York, New York, and (B) sub-leasehold interest in an approximately 2,211 SF parcel of land underlying a portion of the Olympic Tower Property. Above the Olympic Tower condominium portion of the Olympic Tower Property is a 230-unit residential condominium (and, together with the Olympic Tower condominium, the “645 Fifth Avenue Condominium”). The residential condominium is not collateral for the Olympic Tower Whole Loan. The 645 Fifth Avenue Condominium board consists of nine managers, four of which are appointed by the commercial unit owner (which right was assigned to the borrower pursuant to the ground lease). The 645 Fifth Avenue Condominium board is not controlled by the borrower. However, all decisions that affect only the commercial unit or the common areas enjoyed exclusively by the commercial unit and that do not affect the residential condominium unit require a majority vote of the managers elected by the commercial unit owner. The 645 Fifth Avenue Condominium building was developed by Aristotle Onassis and designed by Skidmore, Owings & Merrill. The borrower sponsors plan to complete an approximately $26.0 million lobby renovation in Olympic Tower, which is expected to commence in August 2017.

The Olympic Tower Property has an eight year average historical occupancy of 97.2%, excluding the underwritten occupancy. The five largest tenants at the Olympic Tower Property comprise 437,322 SF, representing 83.2% of the SF and 70.6% of underwritten base rent. The Olympic Tower Property is a flagship location for Cartier, the New York headquarters for the NBA Properties, Inc., the North American headquarters for Richemont North America, Inc. and the corporate headquarters for MSD Capital, L.P.

The Olympic Tower Property is situated on Fifth Avenue in Manhattan. The retail space located on Fifth Avenue is proximate to the Waldorf-Astoria Hotel and numerous flagship stores, including MoMA Architecture & Design, Lord & Taylor and Saks Fifth Avenue, along with Central Park and the Empire State Building. The Olympic Tower Property’s retail includes the boutiques of Versace, FURLA, H. Stern, J. Choo, Armani Exchange and a flagship location of Cartier.

The Olympic Tower Property is 98.8% leased based on SF to a tenant roster of office and retail tenants. The five largest tenants by SF are NBA Properties, Inc. (36.5% of SF, 16.2% of underwritten base rent), Richemont North America, Inc. (24.1% of SF, 10.0% of underwritten base rent), Cartier (10.5% of SF, 25.3% of underwritten base rent), MSD Capital, L.P. (8.4% of SF, 4.0% of underwritten base rent) and Versace U.S.A., Inc. (3.8% of SF, 15.1% of underwritten base rent). The top five tenants at the Olympic Tower Property occupy 83.2% of the SF, comprise 70.6% of the underwritten base rent and have a weighted average remaining lease term of 13.5 years.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Olympic Tower Property:

Five Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Cartier(2)	NR / NR / NR	55,000	10.5%	$21,659,000	25.3%	$393.80	7/31/2037	NA
NBA Properties, Inc.(3)(4)	NR / NR / NR	191,957	36.5	13,874,608	16.2	72.28	Various	2, 5-year options
Versace U.S.A., Inc.(2)	NR / NR / NR	20,000	3.8	12,894,200	15.1	644.71	12/31/2023	1, 5-year option
Richemont North America, Inc.	NR / NR / NR	126,386	24.1	8,567,036	10.0	67.78	7/31/2028	NA
MSD Capital, L.P.	NR / NR / NR	43,979	8.4	3,388,171	4.0	77.04	3/31/2022	1, 5-year option
Five Largest Tenants		437,322	83.2%	$60,383,015	70.6%	$138.07
Remaining Tenants(5)		81,582	15.5	25,095,942	29.4	307.62
Vacant Spaces		6,468	1.2	0	0.0	0.00
Total / Wtd. Avg. Tenants		525,372	100.0%	$85,478,957	100.0%	$162.70

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The Net Rentable Area (SF) listed for Cartier and Versace U.S.A., Inc. is an approximation based on the total building SF of the Cartier Building and Versace Building, respectively.

(3)	NBA Properties, Inc. leases 163,117 SF of space, including 794 SF of storage space, with an expiration date of December 31, 2035. Unless NBA Properties, Inc. exercises its option to extend the term of the Swing Space for the full term of the other leased premises, the 28,840 SF of space known as the “Swing Space” will expire on April 6, 2020.

(4)	NBA Properties, Inc. has the one-time right, before July 1, 2018, to reduce (a) a portion of its space on the 12th floor or (b) the entire 20th floor of the Olympic Tower Property upon written notice. NBA Properties, Inc. also has the one-time right to terminate either (i) its uppermost floor of office space or (ii) the entire space leased to the tenant on the lowermost floor of office space after January 1, 2026 by providing at least 18 months prior notice and to payment of a termination fee. NBA Properties, Inc. also has the one-time right to vacate or surrender all or a portion of the Swing Space upon 180 days’ prior written notice (and certain additional requirements). Moreover, the tenant may extend the term of the Swing Space for the full term of the other leased premises upon 180 days’ written notice. The Swing Space is comprised of the entire 11th floor of the Olympic Tower Property and 5,350 SF on the 12th floor of the Olympic Tower Property.

(5)	Longchamp (1.1% of SF, 6.8% of UW Base Rent) is not yet in occupancy and has not yet begun paying rent. Longchamp recently executed a lease, expected to commence on December 1, 2017, to backfill the space to be vacated by Swatch. Swatch exercised an early termination option and is expected to vacate its space in October 1, 2017, subject to an extension option until November 1, 2017. The borrower reserved $1,041,666 in gap rent at loan origination for the transition of the space. We cannot assure you that Longchamp will take occupancy and commence paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Olympic Tower Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	5,626	1.1	1.1%	596,252	0.7	105.98	2
2019	6,918	1.3	2.4%	612,653	0.7	88.56	2
2020	31,314	6.0	8.4%	1,682,791	2.0	53.74	3
2021	975	0.2	8.6%	88,228	0.1	90.49	1
2022	70,120	13.3	21.9%	15,366,476	18.0	219.15	4
2023	30,477	5.8	27.7%	13,561,659	15.9	444.98	3
2024	6,677	1.3	29.0%	467,390	0.5	70.00	1
2025	2,110	0.4	29.4%	161,415	0.2	76.50	1
2026	0	0.0	29.4%	0	0.0	0.00	0
2027	5,811	1.1	30.5%	6,250,000	7.3	1,075.55	1
2028 & Thereafter	358,876	68.3	98.8%	46,692,094	54.6	130.11	4
Vacant	6,468	1.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	525,372	100.0%		$85,478,957	100.0%	$162.70	22

(1)	Calculated based on approximate square footage occupied under each lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The following table presents certain information relating to historical occupancy at the Olympic Tower Property:

Historical Leased %(1)

Building	2008	2009	2010	2011	2012	2013	2014	2015	2016
645 Fifth Avenue	94.3%	99.1%	95.8%	94.8%	97.4%	98.7%	100.0%	94.4%	94.4%
647 Fifth Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
651 Fifth Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10 East 52nd	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Wtd. Avg.	95.4%	99.3%	96.6%	95.8%	97.9%	98.9%	100.0%	95.5%	95.5%

(1)	Per a market research report.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Olympic Tower Property:

Cash Flow Analysis

	2014	2015	2016	Sponsor Year 1(1)	Underwritten	Underwritten $ per SF
Base Rent	$67,699,023	$76,002,330	$79,607,342	$84,491,650	$85,478,957	$162.70
Credit Step Rents(2)	0	0	0	0	2,682,845	5.11
Straight Line Rent Credit(3)	0	0	0	0	1,807,706	3.44
Value of Vacant Space(4)	0	0	0	0	290,095	0.55
Gross Potential Rent	$67,699,023	$76,002,330	$79,607,342	$84,491,650	$90,259,603	$171.80
CAM / Other	1,928,140	3,510,841	5,419,802	8,372,411	8,176,679	15.56
Total Recoveries	$1,928,140	$3,510,841	$5,419,802	$8,372,411	$8,176,679	$15.56
Miscellaneous Revenue	1,478,130	1,620,636	401,486	114,528	114,528	0.22
Total Other Income	$1,478,130	$1,620,636	$401,486	$114,528	$114,528	$0.22
Total Gross Income	$71,105,293	$81,133,807	$85,428,630	$92,978,589	$98,550,810	$187.58
Less: Vacancy(5)	0	0	0	(350,241)	(3,645,856)	(6.94)
Effective Gross Income	$71,105,293	$81,133,807	$85,428,630	$92,628,348	$94,904,955	$180.64
Total Expenses	21,121,302	23,050,850	24,792,052	27,463,894	26,624,023	50.68
Net Operating Income	$49,983,991	$58,082,957	$60,636,578	$65,164,454	$68,280,932	$129.97
Reserves for Replacements	0	0	0	0	131,343	0.25
Leasing Commissions	0	0	0	0	1,440,628	2.74
Tenant Improvements	0	0	0	0	572,266	1.09
Net Cash Flow	$49,983,991	$58,082,957	$60,636,578	$65,164,454	$66,136,694	$125.89

(1)	Sponsor Year 1 cash flows represents the pro forma cash flows for the calendar year 2017.

(2)	Net present value step rent credit for NBA Properties, Inc., Richemont North America, Inc. and Cartier through the earlier of the lease expiration or loan maturity using a 7.0% discount rate.

(3)	Credit given to contractual rent steps through April 1, 2018 for all tenants.

(4)	Based on the weighted average of $85.00 per SF for vacant office space, $40.00 per SF for vacant second floor retail space and $10.00 per SF for vacant basement space.

(5)	Blend of 5.0% of the Gross Potential Rent and Total Recoveries for office and 3.0% of the Gross Potential Rent and Total Recoveries for retail.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	Appraisal. According to the appraisal, the Olympic Tower Property had an “as-is” appraised value of $1,900,000,000 as of April 1, 2017.

■	Environmental Matters. According to a Phase I environmental report, dated March 21, 2017, there are no recognized environmental conditions or recommendations for further action at the Olympic Tower Property other than (i) the implementation of an operations and maintenance plan for asbestos containing materials, (ii) cleaning the stain noted on the top of the aboveground storage tank located in the basement of Versace Building and inspecting and repairing the pipe fitting therein to prevent additional leaking and (iii) cleaning the stain noted in the elevator machine room of the Cartier Building and inspecting and repairing the hydraulic equipment therein to prevent additional leaking.

■	Market Overview and Competition. The Olympic Tower Property is located on Fifth Avenue between East 51st Street and East 52nd Street. This area of Midtown Manhattan is known as the Madison/Fifth Avenue subdistrict within the Plaza Office District and is considered one of Manhattan’s premier office locations according to the appraisal. The Olympic Tower Property is surrounded by many of New York’s most well-known landmarks, restaurants, hotels, retail shops and tourist attractions, made accessible by the presence of several transportation hubs.

The three office statistical areas that comprise the Plaza District contain 81.8 million SF of Class A office space, 4.9 million SF of Class B office space and 368,885 SF of Class C office space. Historically, the Plaza District has evidenced the highest rents in Midtown due to the demand generated by its location and quality space according to the appraisal. As of the fourth quarter of 2016, the Class A office space in the Plaza Office District had a direct vacancy rate of 8.9% and average asking rents of $98.53 per SF, above the direct primary Midtown Class A average of $87.14 per SF. As of the fourth quarter of 2016, the Madison/Fifth Avenue subdistrict consisted of approximately 21.1 million SF of Class A office space and had a direct vacancy rate of 10.6% and overall direct weighted average asking rents of $107.68 per SF. Class A overall vacancy in the Madison/Fifth Avenue subdistrict dropped 1.5% during the quarter to 11.5%, its lowest level in almost eight years.

Below is a detailed chart, as of the fourth quarter of 2016, of the Plaza Office District Class A space:

Plaza District Office Class A Market Summary(1)

	Inventory (SF)	Overall Vacancy	Direct Vacancy	Direct Wtd. Avg. Class A Rent per SF	YTD Leasing Activity (SF)
Park Avenue	21,842,808	10.5%	7.8%	$102.15	1,229,021
Madison / Fifth	21,140,425	11.5%	10.6%	$107.68	1,315,131
Sixth / Rockefeller Center	38,838,121	10.2%	8.5%	$90.40	2,728,707
Total / Wtd. Avg.	81,821,354	10.6%	8.9%	$98.00	5,272,859

(1)	Source: Appraisal.

The appraiser identified 35 comparable office properties totaling approximately 14.8 million SF that exhibited a rental range of $66.00 per SF to $200.00 per SF and a weighted average occupancy rate of approximately 83.7% for direct space.

Of the 35 buildings, six are considered directly competitive with the Olympic Tower Property in terms of the building classification, asking rents, rentable office SF and current occupancy. The directly competitive properties exhibited a gross rental range of $75.00 per SF to $140.00 per SF and a weighted average occupancy of approximately 92.1%. The higher end of the rental range reflects asking rents on the higher floors of the comparables, which are physically located above the Olympic Tower Property’s highest floor (25th floor). The average direct occupancy rates for these buildings is approximately 93.1%, compared to approximately 83.7% for all the competitive buildings compared with the Olympic Tower Property and approximately 91.7% for Class A space within Midtown Manhattan as a whole.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The appraiser concluded that the Olympic Tower Property should command office rental rates averaging in the mid $80’s per SF and maintain a stabilized occupancy of over 90%.

Competitive Set(1)

						Direct Asking Rent per SF
Property	Office Area (GLA)	Direct Available SF	Sublease Available SF	% Occupied (Direct)	% Occupied (Total)	Low	High
650 Fifth Avenue	327,570	48,525	0	85.2%	85.2%	$75.00	$90.00
712 Fifth Avenue	457,281	31,408	9,813	93.1%	91.0%	$85.00	$140.00
717 Fifth Avenue	405,192	13,718	0	96.6%	96.6%	$110.00	$110.00
725 Fifth Avenue	190,000	14,900	0	92.2%	92.2%	$100.00	$100.00
535 Madison Avenue	415,000	14,765	0	96.4%	96.4%	$105.00	$105.00
540 Madison Avenue	258,511	19,112	10,900	92.6%	88.4%	$85.00	$107.00
Olympic Tower Property(2)	406,899	2,201	0	99.5%	99.5%
Total / Wtd. Avg.(3)	2,053,554	142,428	20,713	93.1%	92.1%

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 27, 2017.

(3)	Total / Wtd. Avg. does not include the Olympic Tower Property.

The Olympic Tower Property is located in Upper Fifth Avenue Retail submarket, which is defined as Fifth Avenue between the north side of 49th Street to the south side of 60th Street. The Upper Fifth Avenue Retail submarket is the strongest retail submarket in Manhattan, and the second most expensive retail corridor in the world according to the appraisal. As of the fourth quarter of 2016, direct asking rents in the submarket were $2,924 per SF. The availability, the number of available retail spaces available divided by the total number of retail spaces in a given market, was 15.9% as of the fourth quarter of 2016 with 11 units available for lease in the submarket.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The appraisal concluded to the following market rents per space type at the Olympic Tower Property, using 10 retail rent comparables:

Retail Lease Market Rent Conclusions(1)

645 Fifth Avenue Corner	Floor	Market Rent per SF	647 5th Avenue	Floor	Market Rent per SF
Armani Exchange	Basement	$200.00	Versace U.S.A., Inc.	Basement	$50.00
Armani Exchange	Grade	$3,500.00	Versace U.S.A., Inc.	Grade	$3,500.00
Armani Exchange	Second Floor	$200.00	Versace U.S.A., Inc.	Second	$350.00
645 Fifth Avenue Midblock	Floor	Market Rent per SF	Versace U.S.A., Inc.	Third	$200.00
H. Stern	Basement	$50.00	Versace U.S.A., Inc.	Fourth	$100.00
H. Stern	Grade	$3,500.00	Versace U.S.A., Inc.	Fifth	$100.00
H. Stern	Second Floor	$200.00	651 5th Avenue	Floor	Market Rent per SF
Longchamp USA, Inc.	Basement	$50.00	Cartier	Basement	$50.00
Longchamp USA, Inc.	Grade	$3,500.00	Cartier	Grade	$3,250.00
FURLA	Basement	$50.00	Cartier	Second	$200.00
FURLA	Grade	$3,500.00	Cartier	Third	$100.00
645 Fifth Avenue Side Street	Floor	Market Rent per SF	Cartier	Fourth	$70.00
J. Choo	Basement	$50.00	Cartier	Fifth	$70.00
J. Choo	Grade	$450.00	10 East 52nd Street	Floor	Market Rent per SF
J. Choo	Mezz	$250.00	Fig and Olive	Basement	$50.00
645 Fifth Avenue Atrium	Floor	Market Rent per SF	Fig and Olive	Grade	$200.00
Grano 52 - Cipriani	Grade	$45.00	Fig and Olive	Second	$75.00
ASO Public Benefit Foundation	Basement	$30.00
To-Be-Leased	Basement	$50.00	Storage Space		$30.00
645 Fifth Avenue 2nd Floor	Floor	Market Rent per SF
IGV	Second Floor	$100.00
To-Be-Leased	Second Floor	$100.00

(1)	Source: Appraisal.

■	The Borrower. The borrower, OT Real Estate Owner LLC, is a single purpose entity and Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower are OMERS Administration Corporation (“OMERS”) and Crown Olympic Partners LLC. Oxford Properties Group (“Oxford”) is the real estate investment arm of and a subsidiary of OMERS. Crown Olympic Partners LLC is an affiliate of Crown Acquisitions (“Crown”). The nonrecourse carve-out guarantors are OPG Investment Holdings (US), LLC, Crown Retail Services LLC, Centurian Management Corporation and Crown 600 Broadway LLC, on a joint and several basis. The Olympic Tower Whole Loan recourse does not cover the typical nonrecourse carve-outs; but does cover certain acts of the related borrower and/or its principals specified in the related loan documents, including bankruptcy-related events, provided, however, that any recourse with respect to bankruptcy-related events is capped at an amount equal to 10% of the original principal balance of the Olympic Tower Whole Loan, plus reasonable out-of-pocket costs and expenses (including court costs and reasonable, out-of-pocket attorneys’ fees) incurred by the lender in the enforcement of the guaranty or the preservation of the lender’s rights under the guaranty. Notwithstanding the foregoing, there is no limitation on guarantor recourse liability if any bankruptcy-related event in any way results in a termination, surrender or rejection of the Olympicgold Ground Lease (see “—Ground Lease” below) or an amendment or modification of the Olympicgold Ground Lease in a manner adverse to the lender without the lender’s prior written consent. The nonrecourse carve-out guarantors are required to maintain a minimum aggregate net worth and liquidity of $250,000,000 and $20,000,000, respectively, for the term of the Olympic Tower Whole Loan.

OMERS is one of Canada’s largest pension funds with over $85.2 billion of net assets as of year-end 2016. Oxford is the global real estate investment arm of OMERS. Established in 1960, Oxford manages real estate for itself and on behalf of its co-owners and investment partners with offices across Canada and in New York, Washington, Boston, London and Luxembourg. Oxford’s approximately $41.0 billion real estate portfolio consists of approximately 60 million SF and over 150 properties that total approximately 3,600 hotel rooms and over 9,500

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

residential units located across Canada, Western Europe and US markets. Recently completed development projects include 600 Massachusetts Avenue and MNP Tower totaling 670,000 SF in Washington, DC and Vancouver, Canada as well as the Leadenhall Building, a 600,000 SF office development located in London, UK. Other Oxford investments include 900 New York Avenue in Washington, DC, One Memorial Drive in Cambridge, Massachusetts, retail units on New Bond Street in London, UK and the Hudson Yards development in New York, New York. Crown’s portfolio of ownership interests includes over 50 assets in markets such as New York, Chicago, San Francisco, Las Vegas and Miami.

■	Escrows. On the origination date, the borrower funded (i) a capital expenditure account in the amount of $25,989,597 for lobby renovations, (ii) a rollover account in the amount of $21,357,936 for outstanding tenant allowances, (iii) a free rent account in the amount of $11,843,236, $7,030,771 of which relates to the largest tenant, NBA Properties, Inc., and $113,966 of which relates to the second largest tenant, Richemont North America, Inc., and the remaining portion of the reserve relates to two smaller tenants, Grano 52 and Longchamp, with free rent periods through July 2017 and June 2018 respectively, (iv) a ground rent account in the amount of $2,154,345 (including $307,360, which is equal to the ground rent that was paid on May 1, 2017 and June 1, 2017) and (v) an insurance account in the amount of $298,431.

On each due date, the borrower is required to fund an amount equal to the aggregate ground rent that will be payable under the ground leases for the month immediately following the month in which such monthly payment occurs into a ground rent reserve account.

In addition, on each due date, during the continuance of an Olympic Tower Trigger Period, the borrower is required to fund (i) a tax account and an insurance account each in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a capital expenditure account in the amount of $8,700, (iii) a rollover account in the amount of $65,253 and (iv) a condominium reserve account in an amount equal to one-twelfth of estimated common charges for the commercial condominium unit.

Moreover, provided that no event of default under the Olympic Tower Whole Loan has occurred and is continuing, the borrower may, without the lender’s consent, terminate Armani Exchange’s lease by delivering to the tenant a termination notice on or before November 30, 2017, provided that the borrower satisfies certain conditions, among others including, the borrower is required to fund an Armani Exchange rent account in an amount equal to (i) the termination fee amount that the borrower would be required to be paid to Armani Exchange tenant pursuant to its lease and (ii) the base rent and recoveries that would have been payable to the borrower by Armani Exchange under its lease for the period commencing on the date on which the borrower delivered the termination notice and expiring on the earlier to occur of the expiration date of the initial term of Armani Exchange’s lease or the stated maturity date.

An “Olympic Tower Trigger Period” means (i) each period after an event of default under the Olympic Tower Whole Loan or the mezzanine loan documents until cured or (ii) each period that commences when the debt yield or the aggregate debt yield, determined as of the last day of the calendar quarter, is less than 6.842% or 5.200%, respectively, and concludes when the debt yield or the aggregate debt yield, determined as of the last day of the calendar quarter, is equal to or greater than 6.842% or 5.200%, respectively.

■	Lockbox / Cash Management. The Olympic Tower Whole Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the clearing account controlled by the lender. All funds in the clearing account will be transferred on a daily basis into a deposit account controlled by the lender, and applied to all required payments and reserves as set forth in the related loan documents. Provided no Olympic Tower Trigger Period is continuing, excess cash in the deposit account will be disbursed to the borrower in accordance with the related loan documents. During the continuance of an Olympic Tower Trigger Period, all excess cash will be retained in a lender account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	Property Management. The Olympic Tower Property is managed by Oxford I Asset Management USA Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Olympic Tower Property is required to remain managed by Oxford I Asset Management USA Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager (i) during the continuance of an event of default under the Olympic Tower Whole Loan, (ii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if at any time the property manager engages in gross negligence, fraud, willful misconduct or misappropriation of funds (other than a misappropriation that was committed by an unauthorized employee or agent of such property manager (which shall not include any president, chief executive officer, chief operating officer, chief financial officer or treasurer of such property manager) and that is promptly remedied by such property manager (including reimbursement of all misappropriated funds) after discovery by the borrower or such property manager).

■	Release, Substitution and Addition of Collateral. Not permitted.

■	Ground Lease. The Olympic Tower Property is subject to a ground lease with Olympicgold, L.L.C. that commenced on September 30, 1975 and that expires on September 30, 2074 (the “Olympicgold Ground Lease”). Olympicgold, L.L.C., as the successor-in-interest under the Olympicgold Ground Lease to The Equitable Life Assurance Society of the United States, is the fee owner of substantially all of the land underlying the Olympic Tower Property. In addition, the Charles Pochari estate, Ellen Gradt, Thomas R. Pochari, Sr. and Violet A. Curley (the “Pochari Family”) is the fee owner of a 2,211 SF parcel of land underlying a portion of the Olympic Tower Property (the “Pochari Parcel”). Olympicgold L.L.C. leases the Pochari Parcel from the Pochari Family pursuant to a ground lease (the “Pochari Ground Lease”), that commenced in January 1968 and expires on January 22, 2067. In connection with the origination of the Olympic Tower Whole Loan, the Pochari Family delivered an estoppel certificate to the lender pursuant to which the Pochari Family agreed that (i) the lender will have all rights, remedies, powers and privileges of a leasehold mortgagee under the Pochari Ground Lease and (ii) it will recognize the lender as a leasehold mortgagee with respect to all such rights, remedies, powers and privileges notwithstanding that the leasehold interest under the Pochari Ground Lease is not directly encumbered by the lender’s mortgage. Olympicgold, L.L.C. is not required to enter into a new lease with a leasehold mortgagee in the event that the Olympicgold Ground Lease is terminated (whether in connection with the borrower’s bankruptcy, the borrower’s default thereunder, or otherwise).

■	Mezzanine or Subordinate Indebtedness. The Olympic Tower Whole Loan includes the Subordinate Notes with an original principal balance of $149,000,000, which notes were contributed to the Olympic Tower 2017-OT mortgage trust. In addition, a $240,000,000 mezzanine loan was funded concurrently with the origination of the Olympic Tower Whole Loan to OT Real Estate Mezz A LLC, which mezzanine loan was subsequently sold to Teachers Insurance and Annuity Association of America (51.0% interest) and Mirae Asset Maps US Professional Investment Private Real Estate Investment Trust 10 (49.0% interest). The mezzanine loan is coterminous with the Olympic Tower Whole Loan and accrues interest at a fixed per annum rate equal to 5.0000%. The lenders of the Olympic Tower Whole Loan and the mezzanine loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Olympic Tower Property (plus rental loss and/or business interruption coverage from the date of the casualty until the completion of the restoration plus an additional period of indemnity covering (i) the period until the income either returns to the same level it was at prior to the loss or (ii) the 12 months following restoration, whichever is earlier). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Olympic Tower Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents on a standalone basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Olympic Tower Property are separately allocated to the Olympic Tower Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

Kihei
Pi'ilani Village
Kihei Center
Kihei Beach Resort
Luana Kai
Wailea-Makena
Makena
Pacific Ocean
MAUI
Wailea Beach Villas
Grand Wailea, A Waldorf Astoria Resort
Four Seasons Resort Maui at Wailea
The Shops at Wailea
31
37
MAUI
Wailea-Makena
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Kihei, Hawaii	Cut-off Date Principal Balance		$37,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$565.54
Size (SF)(1)	66,308	Percentage of Initial Pool Balance		3.5%
Total Occupancy as of 5/1/2017(2)	94.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2017	89.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		4.3000%
Appraised Value	$63,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$4,274,119
Underwritten Expenses	$1,050,948	Escrows
Underwritten Net Operating Income (NOI)	$3,223,171		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,147,932	Taxes	$21,582	$21,582
Cut-off Date LTV Ratio	59.5%	Insurance	$0	$0
Maturity Date LTV Ratio	59.5%	Replacement Reserves	$0	$1,437
DSCR Based on Underwritten NOI / NCF	1.97x / 1.93x	TI/LC(3)	$0	$5,526
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.4%	Other(4)	$150,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$37,500,000	100.0%	Principal Equity Distribution	$20,709,523	55.2%
			Loan Payoff	16,053,055	42.8
			Closing Costs	565,840	1.5
			Reserves	171,582	0.5

Total Sources	$37,500,000	100.0%	Total Uses	$37,500,000	100.0%

(1)	Size (SF) does not include 75,259 SF for spaces which are not part of the collateral. Total SF inclusive of the non-collateral spaces is 141,567 SF.
(2)	Total Occupancy includes Safeway (56,039 SF) and Ross Dress for Less (19,220 SF), which are shadow anchored and not included in the collateral. Ross Dress for Less (19,220 SF) has executed a lease, but has not yet taken occupancy. We cannot assure you that Ross Dress for Less will open for business as expected or at all. Total Occupancy excluding Ross Dress for Less is 81.3%.
(3)	TI/LC reserves are capped at $200,000. See “—Escrows” below.
(4)	Upfront other reserve represents a holdback for tenant improvements related to T-Mobile. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Pi’ilani Village Loan”) is evidenced by a note in the original principal amount of $37,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Kihei, Hawaii (the “Pi’ilani Village Property”). The Pi’ilani Village Loan was originated by Goldman Sachs Mortgage Company on July 19, 2017 and represents approximately 3.5% of the Initial Pool Balance. The Pi’ilani Village Loan has an outstanding principal balance as of the Cut-off Date of $37,500,000 and an interest rate of 4.3000% per annum. The borrower utilized the proceeds of the Pi’ilani Village Loan to return equity to the borrower sponsor, refinance existing debt, pay origination costs and fund reserves.

The Pi’ilani Village Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Pi’ilani Village Loan requires interest only payments on each due date through the scheduled maturity date in August 2027. Voluntary prepayment of the Pi’ilani Village Loan is prohibited prior to the due date in May 2027. Provided that no event of default under the Pi’ilani Village Loan is continuing, at any time after the second anniversary of the securitization Closing Date, the Pi’ilani Village Loan may be defeased in full with direct, non-callable obligations of the United States of America.

■	The Mortgaged Property. The Pi’ilani Village Property is a 66,308 SF shadow anchored retail center located in Kihei, Hawaii. The Pi’ilani Village Property was built in 2001 and was purchased by the borrower in 2003. The Pi’ilani Village Property’s rent roll has a mix of national and local tenants, including Starbucks, Outback Steakhouse, Ruby Tuesday, Jamba Juice and T-Mobile, and shadow anchors (not included in the collateral) include Safeway and Ross Dress for Less. The Pi’ilani Village Property had an average owned occupancy of approximately 96.0% from 2006 to 2016, and comparable (less than 10,000 SF) in-line sales and occupancy cost for the trailing 12 months ended April 30, 2017 of $560 per SF and 11.3%, respectively. As of May 1, 2017, the total occupancy was 94.9% and owned occupancy (excluding Safeway and Ross Dress for Less) was 89.1%.

The Pi’ilani Village Property is located at the intersection of Pi’ilani Highway and Pi’ikea Avenue in Kihei, Hawaii. Pi’ilani Highway (Route 31) is the only highway connecting the southwestern coast of Maui to the rest of the island

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

and provides access to resorts and attractions in Wailea, Makena, and Kihei. Pi’ilani Highway has daily traffic of over 25,000 cars per day according to the appraisal. The Pi’ilani Village Property benefits from a property tax assessment reduction related to having a medical tenant in occupancy (Kihei Wailea Medical Center). This has resulted in an assessment reduction of approximately $1.4 million for the 2016 tax year. If the medical tenant were to vacate, this benefit would go away and Pi’ilani Village Property would be assessed for its full market value in the next tax period. Underwritten real estate taxes are based on the estimated tax bill for the years 2018 and 2019.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Pi’ilani Village Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchor
Safeway	NR / NR / B+	56,039	39.6%	No	$185,294	$3.31	NA	NA	NA	NA
Total Anchor		56,039	39.6%

Jr. Anchor
Ross Dress for Less(2)	NR / A3 / A-	19,220	13.6%	No	$78,761	$4.10	NA	NA	NA	NA
Total Jr. Anchor		19,220	13.6%

Occupied In-line		36,821	26.0%		$2,629,865	$71.42
Occupied Outparcel		22,257	15.7%		$1,366,487	$61.40
Vacant Spaces		7,230	5.1%		$0	$0.00

Total Owned SF		66,308	46.8%
Total SF		141,567	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Ross Dress for Less has executed a lease, but has not yet taken occupancy.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Pi’ilani Village Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Kihei-Wailea Medical Center	NR / NR / NR	9,350	14.1%	$496,929	15.2%	$53.15	5/31/2022	NA	NA	NA
Central Pacific Bank	BBB- / NR / NR	3,304	5.0	271,192	8.3	82.08	1/31/2018	NA	NA	NA
Ruby Tuesday(3)	NR / Caa1 / CCC+	6,000	9.0	266,656	8.2	44.44	1/31/2022	$404	11.0%	NA
Maui Tropix	NR / NR / NR	3,500	5.3	259,992	8.0	74.28	4/30/2024	$444	16.7%	NA
American Savings Bank	NR / NR / NR	4,225	6.4	253,500	7.8	60.00	6/30/2021	NA	NA	NA
ABC Stores	NR / NR / NR	3,011	4.5	169,134	5.2	56.17	10/31/2020	$712	7.9%	NA
Outback Steakhouse	NR / NR / BB	6,000	9.0	155,580	4.8	25.93	11/30/2020	$751	3.5%	1, 5-year option
Minit Stop / Ohana Fuels	NR / NR / NR	2,728	4.1	134,100	4.1	49.16	9/30/2020	$1,632	3.0%	2, 5-year options
Round Table Pizza	NR / NR / NR	2,884	4.3	132,000	4.0	45.77	2/28/2018	$410	11.2%	NA
T-Mobile	NR / NR / BB	2,000	3.0	128,000	3.9	64.00	3/31/2022	NA	NA	NA
Largest Tenants		43,002	64.9%	$2,267,084	69.3%	$52.72
Remaining Owned Tenants		16,076	24.2	1,002,300	30.7	62.35
Vacant Spaces (Owned Space)		7,230	10.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants		66,308	100.0%	$3,269,384	100.0%	$55.34

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales are based on trailing 12 months ending April 30, 2017, as provided by the borrower.
(3)	Ruby Tuesday has been paying a reduced rent of $44.44 per SF for the past seven months, compared to a contractual rent of $51.47 per SF. The borrower sponsor is working with Ruby Tuesday to bring this reduced rent back to contractual levels. Underwriting reflects the reduced rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

The following table presents certain information relating to the lease rollover schedule at the Pi’ilani Village Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$14,586	0.4%	$0.00	1
2017	0	0.0	0.0	0	0.0	0.00	0
2018	6,188	9.3	9.3	440,424	13.5	71.17	3
2019	606	0.9	10.2	58,548	1.8	96.61	1
2020	16,606	25.0	35.3	733,692	22.4	44.18	7
2021	10,978	16.6	51.8	623,417	19.1	56.79	6
2022	19,200	29.0	80.8	1,019,995	31.2	53.12	7
2023	0	0.0	80.8	0	0.0	0.00	0
2024	3,500	5.3	86.1	259,992	8.0	74.28	1
2025	1,000	1.5	87.6	55,729	1.7	55.73	1
2026	1,000	1.5	89.1	63,000	1.9	63.00	1
2027	0	0.0	89.1	0	0.0	0.00	0
2028 & Thereafter	0	0.0	89.1	0	0.0	0.00	0
Vacant	7,230	10.9	100.0	0	0.0	0.00	0
Total / Wtd. Avg.	66,308	100.0%		$3,269,384	100.0%	$55.34	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Pi’ilani Village Property:

Historical Leased %(1)

2014	2015	2016
98.0%	98.0%	95.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pi’ilani Village Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 4/30/2017	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$3,071,298	$3,168,015	$3,209,986	$3,141,725	$3,269,384	$49.31
Grossed Up Vacant Space	0	0	0	0	511,795	7.72
Total Reimbursement Revenue	882,660	799,728	900,072	869,919	845,396	12.75
Percentage Rent	111,702	168,899	146,037	160,569	149,747	2.26
Other Income	87,459	39,194	12,915	9,592	9,592	0.14
Less Vacancy & Credit Loss	0	0	0	0	(511,795)	(7.72)
Effective Gross Income	$4,153,119	$4,175,836	$4,269,010	$4,181,805	$4,274,119	$64.46

Total Operating Expenses	$954,377	$1,008,340	$1,093,115	$1,035,677	$1,050,948	$15.85

Net Operating Income	$3,198,742	$3,167,496	$3,175,895	$3,146,128	$3,223,171	$48.61
Tenant Improvements	0	0	0	0	28,390	0.43
Leasing Commissions	0	0	0	0	29,609	0.45
Capital Expenditures	0	0	0	0	17,240	0.26
Net Cash Flow	$3,198,742	$3,167,496	$3,175,895	$3,146,128	$3,147,932	$47.47

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of May 1, 2017 and contractual rent steps through July 31, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

■	Appraisal. According to the appraisal, the Pi’ilani Village Property had an “as-is” appraised value of $63,000,000 as of April 28, 2017.

■	Environmental Matters. According to a Phase I environmental report, dated May 18, 2017, there are no recognized environmental conditions or recommendations for further action at the Pi’ilani Village Property.

■	Market Overview and Competition. The Pi’ilani Village Property is located in Kihei, Hawaii. As of 2016, within a three-mile radius of the property, there are 24,017 people, with an average household income of $82,224.

The Pi’ilani Village Property is located in the South Maui retail submarket. As of the first quarter 2017, the South Maui retail submarket had a total of 1,297,314 SF of retail space, with a current vacancy of 5.4%. Average rental rates for the submarket were $32.60 per SF as of first quarter 2017 and the submarket has had only one delivery totaling 8,000 SF since 2009.

The following table presents certain information relating to the primary competition for the Pi’ilani Village Property:

Competitive Set(1)

	Pi’ilani Village	Kihei Town Center	Kihei Center	Azeka Makai	Azeka Mauka
Distance from Pi’ilani Village	-	1.7 miles	0.5 miles	0.5 miles	0.5 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	2001	1977	1991	1972 & 1978	1991
Total GLA	141,567	37,080	42,596	68,499	67,146
Collateral GLA	66,308	-	-	-	-
Total Occupancy	94.9%	94%	97%	87%	97%
Collateral Occupancy	89.1%	-	-	-	-
Anchors & Jr. Anchors	Safeway, Ross Dress for Less	Foodland	Long’s Drugs	Ace Hardware	Powerhouse Gym, Kaiser Permanente

(1)	Source: Appraisal.

■	The Borrower. The borrower is KP Hawaii I, LLC, a single-purpose, single-asset entity. The non-recourse carveout guarantor under the Pi’ilani Village Loan is New Russell Holding LLC a wholly-owned subsidiary of the indirect owner of the borrower.

New Russell Holding LLC is an affiliate of The Krausz Companies, Inc. (“Krausz Companies”) and a closely-held real estate investment entity owned and managed by the Krausz family. Krausz Companies is a real estate development, investment and management company based in San Francisco, California. The company acquires and develops properties in the western region of the United States. Krausz Companies current portfolio includes over four million square feet of gross leasable space owned by the principals and over five million square feet under management. The company was founded in 1966 and has managed the Pi’ilani Village Property since 2003.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in an amount equal to $21,582 and (ii) an unfunded obligations reserve in an amount equal to $150,000 for tenant improvements owed to the T-Mobile tenant.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents, there is no continuing event of default, and the borrower provides evidence of and payment of related premiums, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $5,526, capped at $200,000, (iii) a capital expenditure reserve in an amount equal to $1,437 and (iv) if the Kihei-Wailea Medical Center tenant exercises its early termination right, a Kihei-Wailea Medical Center tenant reserve in the amount of $83,333, capped at $500,000, with payments required unless a replacement lease is in place and the tenant under such lease is in occupancy and paying rent.

In addition, on each due date during the continuance of a Pi’ilani Village Trigger Period or an event of default, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Pi’ilani Village Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.15x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.15x, (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (after the expiration of applicable notice and cure periods) and ending when such reports are delivered and they indicate that no other Pi’ilani Village Trigger Period is ongoing or (iii) any period beginning upon the failure of the borrower sponsor to satisfy any portion of the net worth and liquid assets covenants in the non-recourse carveout guaranty, and ending upon the satisfaction in full of such covenants.

■	Lockbox and Cash Management. The Pi’ilani Village Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an initial Pi’ilani Village Trigger Period or event of default under the Pi’ilani Village Loan, the related loan documents allow the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Pi’ilani Village Property and all other money received by the borrower or the property manager with respect to the Pi’ilani Village Property (other than tenant security deposits) be deposited into such lockbox account by the end of the first business day following receipt. On each business day during the continuance of a Pi’ilani Village Trigger Period or an event of default under the Pi’ilani Village Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Pi’ilani Village Trigger Period or event of default under the Pi’ilani Village Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a Pi’ilani Village Trigger Period or, at the lender’s discretion, during an event of default under the Pi’ilani Village Loan, the related loan documents require that all amounts on deposit in the cash management account in excess of the monthly debt service, required reserves and budgeted operating expenses, be reserved as additional collateral for the Pi’ilani Village Loan.

During the continuance of an event of default under the Pi’ilani Village Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Pi’ilani Village Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Pi’ilani Village Property, in such order of priority as the lender may determine. If no Pi’ilani Village Trigger Period or event of default under the loan documents is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses and required reserves, will be transferred to the borrower’s operating account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PI’ILANI VILLAGE

■	Property Management. The Pi’ilani Village Property is managed by The Krausz Companies, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Pi’ilani Village Property is required to remain managed by The Krausz Companies, Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager (i) during the continuance of an event of default under the Pi’ilani Village Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Pi’ilani Village Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Pi’ilani Village Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy or pursuant to the insurance policy maintained by the condominium board, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Pi’ilani Village Property are separately allocated to the Pi’ilani Village Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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90 FIFTH AVENUE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	New York, New York		Cut-off Date Principal Balance(3)		$37,000,000
Property Type	Mixed Use		Cut-off Date Principal Balance per SF(2)(3)		$746.85
Size (SF)	139,921		Percentage of Initial Pool Balance		3.4%
Total Occupancy as of 5/23/2017(1)	92.5%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/23/2017(1)	92.5%		Type of Security		Fee Simple
Year Built / Latest Renovation	1903 / 2016		Mortgage Rate		4.3070%
Appraised Value	$180,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		120
			Borrower Sponsors(4)	Aby Rosen and Michael Fuchs
Underwritten Revenues	$12,521,128
Underwritten Expenses	$5,772,363		Escrows
Underwritten Net Operating Income (NOI)	$6,748,765			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,608,202		Taxes	$0	$0
Cut-off Date LTV Ratio(2)	58.1%		Insurance	$0	$0
Maturity Date LTV Ratio(2)	53.6%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.48x / 1.45x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	6.5% / 6.3%		Other(5)	$5,352,756	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$104,500,000	100.0%	Loan Payoff	$97,075,496	92.9%
			Reserves	5,352,756	5.1
			Closing Costs	1,733,603	1.7
			Principal Equity Distribution	338,145	0.3

Total Sources	$104,500,000	100.0%	Total Uses	$104,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy include AltSchool II, LLC (12,090 SF) which has executed a lease, but has not taken occupancy or begun paying rent. AltSchool II, LLC is expected to take occupancy and begin paying rent in September 2017. We cannot assure you that this tenant will open for business or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding this tenant are both 83.9%.

(2)	Calculated based on the aggregate outstanding principal balance of the 90 Fifth Avenue Whole Loan.

(3)	The Cut-off Date Principal Balance of $37,000,000 represents the controlling note A-1 of the $104,500,000 90 Fifth Avenue Whole Loan.

(4)	Aby Rosen and Michael Fuchs are the non-recourse carveout guarantors under the 90 Fifth Avenue Loan.

(5)	Upfront other reserve represents approximately $3,982,975 for tenant improvements and leasing commissions and $1,369,781 for free rent for AltSchool II, LLC and Urban Compass, Inc.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 90 Fifth Avenue Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Urban Compass, Inc.(2)	NR / NR / NR	113,418	81.1%	$8,928,264	76.9%	$78.72	5/31/2025	1, 5-year option
TD Bank	AA- / Aa2 / AA-	3,915	2.8	1,500,000	12.9	383.14	11/30/2027	NA
AltSchool II, LLC(3)	NR / NR / NR	12,090	8.6	1,184,588	10.2	97.98	7/31/2028	1, 5-year option
Largest Tenants		129,423	92.5%	$11,612,852	100.0%	$89.73
Vacant Spaces (Owned Space)		10,498	7.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		139,921	100.0%	$11,612,852	100.0%	$89.73

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	Urban Compass, Inc. subleases approximately 12,602 SF of its space to Tableau.

(3)	AltSchool II, LLC has executed a lease and has taken occupancy but has not yet begun paying rent. AltSchool II, LLC is anticipated to begin paying rent in September 2017. We cannot assure you that this tenant will begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90 FIFTH AVENUE

The following table presents certain information relating to the lease rollover schedule at the 90 Fifth Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	113,418	81.1	81.1%	8,928,264	76.9	78.72	1
2026	0	0.0	81.1%	0	0.0	0.00	0
2027	3,915	2.8	83.9%	1,500,000	12.9	383.14	1
2028 & Thereafter	12,090	8.6	92.5%	1,184,588	10.2	97.98	1
Vacant	10,498	7.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	139,921	100.0%		$11,612,852	100.0%	$89.73	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 90 Fifth Avenue Property:

Historical Leased %(1)(2)

2015	2016
15.2%	56.4%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	The 90 Fifth Avenue Property was renovated between 2013-2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 90 Fifth Avenue Property:

Cash Flow Analysis(1)

	2014(2)	2015(2)	2016(2)	TTM 3/31/2017	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,972,538	$6,811,757	$10,760,035	$9,802,967	$11,612,852	$83.00
Contractual Rent Steps	0	0	0	0	198,312	1.42
Total Reimbursement Revenue	510,685	466,224	801,864	945,365	663,839	4.74
Market Revenue from Vacant Units	0	0	0	0	2,106,900	15.06
Other Revenue	44,611	85,370	45,703	51,736	46,125	0.33
Gross Revenue	$2,527,835	$7,363,351	$11,607,602	$10,800,068	$14,628,028	$104.54
Less Vacancy & Credit Loss	0	0	0	0	(2,106,900)	(15.06)
Effective Gross Income	$2,527,835	$7,363,351	$11,607,602	$10,800,068	$12,521,128	$89.49
Total Operating Expenses	$4,105,718	$4,925,597	$5,463,571	$5,712,305	$5,772,363	$41.25

Net Operating Income	($1,577,883)	$2,437,754	$6,144,031	$5,087,764	$6,748,765	$48.23
TI/LC	0	0	0	0	118,176	0.84
Replacement Reserves	0	0	0	0	22,387	0.16
Net Cash Flow	($1,577,883)	$2,437,754	$6,144,031	$5,087,764	$6,608,202	$47.23

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The 90 Fifth Avenue Property was renovated between 2013-2016.

(3)	Underwritten cash flow based on contractual rents as of May 23, 2017 and contractual rent steps through July 31, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT GRAND CAYMAN

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Grand Cayman, Cayman Islands		Cut-off Date Principal Balance(3)		$34,966,615
Property Type	Hospitality		Cut-off Date Principal Balance per Room(1)		$270,927.77
Size (Rooms)	295		Percentage of Initial Pool Balance		3.2%
Total TTM Occupancy as of 6/30/2017	86.5%		Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2017	86.5%		Type of Security		Fee Simple
Year Built / Latest Renovation	1990 / 2013-2014		Mortgage Rate		5.4485%
Appraised Value	$142,000,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		NAP
			Borrower Sponsor(4)	London & Regional Group Holdings Limited
Underwritten Revenues	$50,927,968
Underwritten Expenses	$38,045,353		Escrows
Underwritten Net Operating Income (NOI)	$12,882,616			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,336,217		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	56.3%		Insurance	$261,287	$129,397
Maturity Date LTV Ratio(1)(2)	49.2%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.38x / 1.91x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	16.1% / 12.9%		Other(5)	$1,085,464	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$80,000,000	100.0%	Loan Payoff	$43,681,993	54.6%
			Principal Equity Distribution	30,901,100	38.6
			Closing Costs	4,070,156	5.1
			Reserves	1,346,751	1.7

Total Sources	$80,000,000	100.0%	Total Uses	$80,000,000	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Marriott Grand Cayman Whole Loan.

(2)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $151,000,000, which includes assumptions that certain renovations are completed. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $142,000,000 is 52.3%.

(3)	The Cut-off Date Principal Balance of $34,966,615 represents the non-controlling note A-3 of the $80,000,000 Marriott Grand Cayman Whole Loan.

(4)	London & Regional Group Holdings Limited is the non-recourse carveout guarantor under the Marriott Grand Cayman Whole Loan.

(5)	Upfront other reserve represents a $1,085,464 seasonality reserve.

The following table presents certain information relating to the 2016 demand analysis with respect to the Marriott Grand Cayman Property based on market segmentation, as provided in the appraisal for the Marriott Grand Cayman Property:

2016 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure
Marriott Grand Cayman	28.5%	71.5%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Marriott Grand Cayman Property and various market segments, as provided in April 2017 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM April 2017	129.1%	155.2%	200.3%
TTM April 2016	122.1%	156.0%	190.5%
TTM April 2015	116.4%	153.3%	178.4%

(1)	Source: April 2017 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARRIOTT GRAND CAYMAN

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Marriott Grand Cayman Property:

Marriott Grand Cayman(1)

	2014(2)	2015	2016	TTM 6/30/2017
Occupancy	72.3%	82.4%	86.0%	86.5%
ADR	$281.72	$317.11	$324.26	$323.32
RevPAR	$203.72	$261.46	$278.92	$279.56

(1)	As provided by the borrower and represents averages for the indicated periods.

(2)	The Marriott Grand Cayman Property was renovated between 2013-2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Marriott Grand Cayman Property:

Cash Flow Analysis(1)

	2014(3)	2015	2016	TTM 6/30/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$21,935,883	$28,152,659	$30,114,549	$30,101,817	$30,101,817	$102,040
Food & Beverage Revenue	9,170,573	15,384,699	16,840,514	17,222,440	17,222,440	58,381
Telephone Revenue	73,093	0	0	0	0	0
Other Revenue(2)	2,949,686	3,688,686	3,610,647	3,603,711	3,603,711	12,216
Total Revenue	$34,129,235	$47,226,043	$50,565,711	$50,927,968	$50,927,968	$172,637

Room Expense	$4,633,758	$6,069,250	$6,341,484	$6,419,114	$6,419,114	$21,760
Food & Beverage Expense	7,084,326	12,175,943	13,260,186	13,583,979	13,583,979	46,047
Telephone Expense	423,275	0	0	0	0	0
Other Expense	824,468	1,904,227	1,380,406	1,456,588	1,456,588	4,938
Total Departmental Expense	$12,965,828	$20,149,420	$20,982,076	$21,459,681	$21,459,681	$72,745
Total General/Unallocated Expense	12,788,446	14,808,181	15,902,240	15,911,869	16,585,671	56,223
Total Operating Expense	$25,754,273	$34,957,601	$36,884,316	$37,371,550	$38,045,353	$128,967

Net Operating Income	$8,374,962	$12,268,442	$13,681,395	$13,556,419	$12,882,616	$43,670
FF&E	1,706,462	2,361,302	2,528,286	2,546,398	2,546,398	8,632
Net Cash Flow	$6,668,500	$9,907,140	$11,153,109	$11,010,020	$10,336,217	$35,038

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes resort fees, equipment rentals, retail revenues and cancellation fees.

(3)	The Marriott Grand Cayman Property was renovated between 2013-3014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAIN LAKE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Bradenton, Florida		Cut-off Date Principal Balance		$30,000,000
Property Type	Multifamily		Cut-off Date Principal Balance per Unit		$106,761.57
Units	281		Percentage of Initial Pool Balance		2.8%
Total Occupancy as of 4/19/2017	96.4%		Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 4/19/2017	96.4%		Type of Security		Fee Simple
Year Built / Latest Renovation	1985, 2016 / 2008, 2016		Mortgage Rate		4.4000%
Appraised Value	$42,300,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		36
			Borrower Sponsors(2)	Beachwold Partners, L.P. and Gideon Z. Friedman
Underwritten Revenues	$3,954,169
Underwritten Expenses	$1,471,379		Escrows
Underwritten Net Operating Income (NOI)	$2,482,790			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,412,540		Taxes	$66,429	$22,143
Cut-off Date LTV Ratio	70.9%		Insurance	$0	$0
Maturity Date LTV Ratio	61.9%		Replacement Reserves	$0	$5,854
DSCR Based on Underwritten NOI / NCF	1.38x / 1.34x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.3% / 8.0%		Other(3)	$132,275	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	100.0%	Loan Payoff	$21,189,990	70.6%
			Principal Equity Distribution	8,190,985	27.3
			Closing Costs	420,321	1.4
			Reserves	198,704	0.7

Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

(1)	The borrower sponsors for the Fountain Lake Loan are also the borrower sponsors for the Sienna Bay Loan.

(2)	Beachwold Partners, L.P. and Gideon Z. Friedman are the non-recourse carveout guarantors under the Fountain Lake Loan.

(3)	Upfront other reserve represents a $132,275 deferred maintenance escrow.

The following table presents certain information relating to the units and rent at the Fountain Lake Property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly Actual Rent per Unit	Total Actual Rent
1 bed / 1 bath	44	40,348	917	$1,086	$573,324
1 bed / 1 bath	9	7,920	880	976	105,435
1 bed / 1.5 bath	36	31,680	880	1,010	436,294
2 bed / 1 bath	84	84,000	1,000	1,147	1,155,682
2 bed / 2 bath	24	24,768	1,032	1,309	376,980
2 bed / 2 bath	72	72,000	1,000	1,097	947,894
3 bed / 2 bath	12	15,084	1,257	1,488	214,220
Total / Wtd. Avg.	281	275,800	981	$1,130	$3,809,830

(1)	As provided by the borrower per the underwritten rent roll dated April 19, 2017.

The following table presents certain information relating to the units and rent at the Fountain Lake Property:

Historical Leased %(1)

2015	2016
94.1%	80.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FOUNTAIN LAKE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fountain Lake Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 3/31/2017	Underwritten(2)	Underwritten $ per Unit
Potential Rental Revenue	$2,190,651	$2,380,520	$3,464,987	$3,772,374	$3,809,830	$13,558
Vacancy, Credit Loss and Concessions	(142,370)	(182,419)	(845,903)	(707,337)	(244,115)	(869)
Effective Rental Revenue	$2,048,281	$2,198,101	$2,619,085	$3,065,037	$3,565,714	$12,689

Other Revenue(3)	241,445	276,479	333,286	388,455	388,455	1,382
Effective Gross Income	$2,289,726	$2,474,580	$2,952,371	$3,453,492	$3,954,169	$14,072

Total Operating Expenses	$1,014,494	$1,114,333	$1,293,642	$1,346,816	$1,471,379	$5,236

Net Operating Income	$1,275,232	$1,360,247	$1,658,730	$2,106,676	$2,482,790	$8,836
Replacement Reserves	0	0	0	0	70,250	250
Net Cash Flow	$1,275,232	$1,360,247	$1,658,730	$2,106,676	$2,412,540	$8,586

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten net cash flow based on contractual rents as of March 31, 2017.

(3)	Other revenue includes parking fees, pet fees, utilities fees, late fees and cable TV fees.

The following table presents certain information relating to the primary competition for the Fountain Lake Property:

Competitive Set(1)

	Fountain Lake	Palm Cove	Solana Vista	Champions Walk	Sawgrass Cove	Harbour Pointe
City	Bradenton	Bradenton	Bradenton	Bradenton	Bradenton	Bradenton
Distance from Property	-	4.4 miles	5.3 miles	3.1 miles	4.2 miles	5.9 miles
Occupancy	96.4%	98.0%	96.0%	96.0%	91.7%	98.0%
Units	281	302	200	376	336	234
Year Built	1985, 2016	1987	1985	1996	1991	1986
Monthly Rent / Unit	$1,129	$1,115	$1,067	$1,160	$1,218	$998

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARGARITAVILLE LAKE OF THE OZARKS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Osage Beach, Missouri	Cut-off Date Principal Balance		$26,225,505
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$53,303.87
Size (Rooms)	492	Percentage of Initial Pool Balance		2.4%
Total TTM Occupancy as of 5/31/2017	57.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 5/31/2017	57.1%	Type of Security(3)	Fee Simple and Leasehold
Year Built / Latest Renovation	1960-2002 / 2002, 2014-2015	Mortgage Rate		5.5370%
Appraised Value	$31,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsors(4)	Carlos J. Rodriguez, David Buddemeyer and Driftwood Acquisition & Development L.P.
Underwritten Revenues	$24,683,857
Underwritten Expenses	$20,437,788	Escrows
Underwritten Net Operating Income (NOI)	$4,246,068		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,258,714	Taxes	$233,346	$29,168
Cut-off Date LTV Ratio(1)	62.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	45.9%	Replacement Reserves	$0	$82,758
DSCR Based on Underwritten NOI / NCF	2.36x / 1.81x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	16.2% / 12.4%	Other(5)	$10,964,896	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,250,000	61.6%	Purchase Price	$30,000,000	70.4%
Principal’s New Cash Contribution	16,342,866	38.4	Reserves	11,198,242	26.3
			Closing Costs	1,394,624	3.3

Total Sources	$42,592,866	100.0%	Total Uses	$42,592,866	100.0%

(1)	The Cut-off Date LTV Ratio is calculated based on the $31,800,000 “as-is” appraised value plus a $8,194,590 property improvement plan (“PIP”) and a $2,000,000 reserve for capital improvements. The Cut-off Date LTV Ratio calculated based on the “as-is” appraised value without the PIP reserve is 82.5%.

(2)	The Maturity Date LTV Ratio is calculated using the “when stabilized” appraised value of $47,800,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $31,800,000 is 69.0%.

(3)	The collateral for the Margaritaville Lake of the Ozarks Loan includes the fee simple interest in the parcels containing the Tan-Tar-A Resort and the Oaks golf course and the leasehold interest in a portion of the property’s nine-hole Hidden Lakes golf course, a housekeeping building and a monument sign.

(4)	Carlos J. Rodriguez, David Buddemeyer and Driftwood Acquisition & Development L.P. are the non-recourse carveout guarantors under the Margaritaville Lake of the Ozarks Loan.

(5)	Other upfront reserve represents approximately $8.2 million for a PIP reserve, $2.0 million for working capital holdback and $770,306 for seasonality reserve.

The following table presents certain information relating to the 2016 demand analysis with respect to the Margaritaville Lake of the Ozarks Property based on market segmentation, as provided in the appraisal for the Margaritaville Lake of the Ozarks Property:

2016 Accommodated Room Night Demand(1)

Property	Meeting and Group	Transient
Margaritaville Lake of the Ozarks	70%	30%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Margaritaville Lake of the Ozarks Property and various market segments, as provided in an April 2017 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM April 2015	97.2%	83.5%	81.2%
TTM April 2016	99.5%	84.3%	83.9%
TTM April 2017	105.2%	84.3%	88.7%

(1)	Source: April 2017 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARGARITAVILLE LAKE OF THE OZARKS

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Margaritaville Lake of the Ozarks Property:

Margaritaville Lake of the Ozarks(1)

	2014(2)	2015(2)	2016(2)	TTM 5/31/2017
Occupancy	51.2%	52.0%	56.4%	56.5%
ADR	$97.94	$101.69	$104.12	$106.09
RevPAR	$50.93	$53.76	$58.70	$59.95

(1)	As provided by the borrowers and represents averages for the indicated periods.

(2)	Historical figures are based on the Margaritaville Lake of the Ozarks Property having 500 rooms.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Margaritaville Lake of the Ozarks Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 5/31/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$9,145,481	$9,655,013	$10,743,004	$10,941,215	$10,865,320	$22,084
Food & Beverage Revenue	7,190,127	7,410,387	8,176,222	8,265,514	8,225,280	16,718
Other Revenue(2)	5,182,118	5,573,068	5,539,362	5,620,615	5,593,256	11,368
Total Revenue	$21,517,726	$22,638,468	$24,458,588	$24,827,344	$24,683,857	$50,170

Room Expense	$3,236,469	$3,270,649	$3,550,300	$3,623,846	$3,598,709	$7,314
Food & Beverage Expense	4,334,992	4,503,760	4,765,571	4,870,815	4,847,106	9,852
Other Expense	3,304,108	3,426,770	3,462,628	3,424,640	3,407,970	6,927
Total Departmental Expense	$10,875,569	$11,201,179	$11,778,499	$11,919,301	$11,853,784	$24,093
Total Undistributed Expense	6,974,759	6,635,286	7,017,963	6,948,582	7,505,041	15,254
Total Fixed Expense	1,434,963	1,435,191	1,160,869	1,254,861	1,078,963	2,193
Total Operating Expenses	$19,285,291	$19,271,656	$19,957,331	$20,122,744	$20,437,788	$41,540

Net Operating Income	$2,232,435	$3,366,812	$4,501,257	$4,704,600	$4,246,068	$8,630
FF&E	860,709	905,539	978,344	993,094	987,354	2,007
Net Cash Flow	$1,371,726	$2,461,273	$3,522,913	$3,711,506	$3,258,714	$6,623

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other Revenue includes miscellaneous income, guest laundry income, fax income, and lease income attributed to several retail outlets on the property that pay rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIENNA BAY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	St. Petersburg, Florida	Cut-off Date Principal Balance		$24,250,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$87,862.32
Units	276	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 5/11/2017	94.9%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 5/11/2017	94.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1974, 1985 / 2008, 2015-2016	Mortgage Rate		4.4000%
Appraised Value	$34,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsors(2)	Beachwold Partners, L.P. and Gideon Z. Friedman
Underwritten Revenues	$3,750,364
Underwritten Expenses	$1,693,087	Escrows
Underwritten Net Operating Income (NOI)	$2,057,277		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,988,277	Taxes	$116,104	$38,701
Cut-off Date LTV Ratio	70.3%	Insurance	$0	$0
Maturity Date LTV Ratio	61.4%	Replacement Reserves	$0	$5,750
DSCR Based on Underwritten NOI / NCF	1.41x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.2%	Other(3)	$5,225	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,250,000	100.0%	Loan Payoff	$22,141,272	91.3%
			Principal Equity Distribution	1,653,990	6.8
			Closing Costs	333,409	1.4
			Reserves	121,329	0.5

Total Sources	$24,250,000	100.0%	Total Uses	$24,250,000	100.0%

(1)	The borrower sponsors for the Sienna Bay Loan are also the borrower sponsors for the Fountain Lake Loan.

(2)	Beachwold Partners, L.P. and Gideon Z. Friedman are the non-recourse carveout guarantors under the Sienna Bay Loan.

(3)	Upfront other reserve represents a $5,225 deferred maintenance escrow.

The following table presents certain information relating to the units and rent at the Sienna Bay Property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly Actual Rent per Unit	Total Actual Rent
1 bed / 1 bath	14	9,562	683	$904	$151,921
1 bed / 1 bath	14	9,562	683	875	147,000
1 bed / 1 bath	20	13,880	694	871	209,112
1 bed / 1 bath	20	13,880	694	831	199,486
2 bed / 1 bath	20	17,480	874	981	235,440
2 bed / 1 bath	20	17,480	874	931	223,320
2 bed / 1 bath	28	26,936	962	1,164	391,023
2 bed / 2 bath	28	26,936	962	1,110	372,816
2 bed / 2 bath	24	24,144	1,006	1,171	337,291
2 bed / 2 bath	24	24,144	1,006	1,073	308,975
3 bed / 2 bath	18	20,880	1,160	1,278	275,940
3 bed / 2 bath	18	20,880	1,160	1,241	267,954
3 bed / 2 bath	14	17,612	1,258	1,359	228,270
3 bed / 2 bath	14	17,612	1,258	1,317	221,280
Total / Wtd. Avg.	276	260,988	946	$1,078	$3,569,827

(1)	As provided by the borrower per the underwritten rent roll dated May 11, 2017.

The following table presents certain information relating to the units and rent at the Sienna Bay Property:

Historical Leased %(1)

2015	2016
92.8%	91.7%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIENNA BAY

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Sienna Bay Property:

Cash Flow Analysis(1)

	2015	2016	TTM 3/31/2017	Underwritten(2)	Underwritten $ per Unit
Potential Rent Revenue	$2,971,802	$3,420,074	$3,483,918	$3,569,827	$12,934
Vacancy, Credit Loss, and Concessions	(232,951)	(378,404)	(298,377)	(221,594)	(803)
Effective Rental Revenue	$2,738,851	$3,041,670	$3,185,541	$3,348,233	$12,131

Other Revenue(3)	384,509	394,220	389,060	402,130	1,457
Effective Gross Income	$3,123,360	$3,435,889	$3,574,601	$3,750,364	$13,588

Total Operating Expenses	$1,412,605	$1,619,589	$1,643,074	$1,693,087	$6,134

Net Operating Income	$1,710,755	$1,816,300	$1,931,527	$2,057,277	$7,454
Replacement Reserves	0	0	0	69,000	250
Net Cash Flow	$1,710,755	$1,816,300	$1,931,527	$1,988,277	$7,204

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten net cash flow based on contractual rents as of March 31, 2017.

(3)	Other revenue includes parking fees, pet fees, utilities fees, late fees and cable TV fees.

The following table presents certain information relating to the primary competition for the Sienna Bay Property:

Competitive Set(1)

	Sienna Bay	Lincoln Shores	Isles of Gateway	Viera Bayside	Gateway on 4th	Trellis at the Lakes	Inlet Bay at Gateway
City	St. Petersburg	St. Petersburg	St. Petersburg	St. Petersburg	St. Petersburg	St. Petersburg	St. Petersburg
Distance From Property	-	1.0 mile	0.3 miles	0.6 miles	1.0 mile	1.1 miles	1.2 miles
Occupancy	94.9%	94.5%	93.4%	97.0%	92.4%	92.7%	98.7%
Units	276	631	212	208	304	688	464
Year Built	1974, 1985	1984	1986	1986	1975	1982	1988
Monthly Rent/Unit	$1,078	$939	$1,214	$982	$982	$988	$1,089

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsor, the depositor, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware of the risk retention and due diligence requirements in Europe (the “EU Risk Retention and Due Diligence Requirements”) which currently apply, or are expected to apply in the future, in respect of various types of European Union regulated investors including credit institutions, authorized alternative investment fund managers, investment firms, insurance and reinsurance undertakings and UCITS funds. Amongst other things, such requirements restrict an investor who is subject to the EU Risk Retention and Due Diligence Requirements from investing in securitizations unless: (i) the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed that it will retain, on an on-going basis, a net economic interest of not less than five percent in respect of certain specified credit risk tranches or securitized exposures; and (ii) such investor is able to demonstrate that they have undertaken certain due diligence in respect of various matters including but not limited to its note position, the underlying assets and (in the case of certain types of investors) the relevant sponsor or originator. Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor.

—	On 30 September 2015, the European Commission published a proposal to amend the Capital Requirements Regulation (the “CRR Amendment Regulation”) and a proposed regulation relating to a European framework for simple, transparent and standardized securitization (the “STS Securitization Regulation” and, together with the CRR Amendment Regulation, the “Securitization Regulations”) which would, amongst other things, re-cast the European Union risk retention rules as part of wider changes to establish a “Capital Markets Union” in Europe. The Presidency of the Council of the European Union (the “Council”) and the European Parliament have proposed amendments to the Securitization Regulations. The subsequent trilogue discussions between representatives of the European Commission, the Council and the European Parliament have resulted in a compromise agreement being reached on the contents of the Securitization Regulations. The Council published the compromise text of the STS Securitization Regulation in a communication dated June 26, 2017. However, the final forms of the Securitization Regulations have not yet been published, and so their final contents are not yet known. The current intention is that the Securitization Regulations will only apply from January 1, 2019. Investors should be aware that there are likely to be material differences between the current EU Risk Retention and Due Diligence Requirements and those in the Securitization Regulations.

None of the sponsor, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the EU Risk Retention and Due Diligence Requirements or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the EU Risk Retention and Due Diligence Requirements or similar requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

Regulations were adopted on December 10, 2013 to implement Section 619 of the Dodd Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013. Banking entities are required to be in conformance with the Volcker Rule by July 21, 2015. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the sponsor or the retaining third-party purchaser will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the sponsor or the retaining third party purchaser to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	The sponsor is the sole warranting party in respect of the mortgage loans sold by the sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, the Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, the sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsor, Underwriters, the Master Servicer, the Special Servicers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (the “B-Piece Buyer”) was given the opportunity by the sponsor to perform due diligence on the mortgage loans originally identified by the sponsor for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsor and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsor and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsor originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsor will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, the sponsor, of Goldman Sachs Bank USA, one of the originators, and of Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsor and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each, a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.